FILE NO.  33-4559
                                                               FILE NO. 811-4630
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 33          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 34                 (X)
                                   ---------
                       JOHN HANCOCK INVESTMENT TRUST III
                     (FORMERLY FREEDOM INVESTMENT TRUST II)
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on March 1, 1997 pursuant to paragraph (b) of Rule 485
( ) 75 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on December 27, 1996.


Item Number Form N-1A,                                                          Statement of Additional
      Part A                          Prospectus Caption                          Information Caption
      ------                          ------------------                          -------------------
        1                     Front Cover Page                                             *
        2                     Overview; Investor Expenses;                                 *

        3                     Financial Highlights                                         *

        4                     Overview; Goal and Strategy; Portfolio                       *
                              Securities; Risk Factors; Business
                              Structure; More About Risk

        5                     Overview; Business Structure;                                *
                              Manager/Subadviser; Investor Expenses

        6                     Choosing a Share Class; Buying Shares;                       *
                              Selling Shares; Transaction Policies;
                              Dividends and Account Policies;
                              Additional Investor Services

        7                     Choosing a Share Class; How Sales Charges                    *
                              are Calculated; Sales Charge Deductions
                              and Waivers; Opening an Account; Buying
                              Shares; Transaction Policies; Additional
                              Investor Services

        8                     Selling Shares; Transaction Policies;                        *
                              Dividends and Account Policies

        9                     Not Applicable                                               *

       10                                        *                         Front Cover Page

       11                                        *                         Table of Contents

       12                                        *                         Organization of the Fund

       13                                        *                         Investment Objectives and Policies;
                                                                           Certain Investment Practices;
                                                                           Investment Restrictions

       14                                        *                         Those Responsible for Management

       15                                        *                         Those Responsible for Management

       16                                        *                         Investment Advisory; Subadvisory
                                                                           and Other Services; Distribution
                                                                           Contract; Transfer Agent Services;
                                                                           Custody of Portfolio; Independent
                                                                           Auditors

       17                                        *                         Brokerage Allocation

       18                                        *                         Description of Fund's Shares

       19                                        *                         Net Asset Value; Additional
                                                                           Services and Programs

       20                                        *                         Tax Status

       21                                        *                         Distribution Contract

       22                                        *                         Calculation of Performance

       23                                        *                         Financial Statements


                              JOHN HANCOCK

                              GROWTH
                              FUNDS



                              [LOGO OF JOHN HANCOCK FUNDS]
--------------------------------------------------------------------------------

PROSPECTUS
MARCH 1, 1997

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
- are not bank deposits
- are not federally insured
- are not endorsed by any bank or government agency
- are not guaranteed to achieve their goal(s)


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


DISCIPLINED GROWTH FUND

DISCOVERY FUND

EMERGING GROWTH FUND

FINANCIAL INDUSTRIES FUND

GROWTH FUND

REGIONAL BANK FUND

SPECIAL EQUITIES FUND

SPECIAL OPPORTUNITIES FUND


[LOGO OF JOHN HANCOCK FUNDS] JOHN HANCOCK FUNDS
                             A Global Investment Management Firm

                             101 Huntington Avenue, Boston, Massachusetts
                             02199-7603

CONTENTS

-------------------------------------------------------------------------------------------------


A fund-by-fund look at goals,                DISCIPLINED GROWTH FUND                       4
strategies, risks, expenses and
financial history.                           DISCOVERY FUND                                6

                                             EMERGING GROWTH FUND                          8

                                             FINANCIAL INDUSTRIES FUND                    10

                                             GROWTH FUND                                  12

                                             REGIONAL BANK FUND                           14

                                             SPECIAL EQUITIES FUND                        16

                                             SPECIAL OPPORTUNITIES FUND                   18



Policies and instructions for opening,       YOUR ACCOUNT
maintaining and closing an account
in any growth fund.                          Choosing a share class                       20

                                             How sales charges are calculated             20

                                             Sales charge reductions and waivers          21

                                             Opening an account                           21

                                             Buying shares                                22

                                             Selling shares                               23

                                             Transaction policies                         25

                                             Dividends and account policies               25

                                             Additional investor services                 26




Details that apply to the growth             FUND DETAILS
funds as a group.
                                             Business structure                           27

                                             Sales compensation                           28

                                             More about risk                              30


                                             FOR MORE INFORMATION                 BACK COVER


OVERVIEW

--------------------------------------------------------------------------------


FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO OF GOAL AND STRATEGY] GOAL AND STRATEGY The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[LOGO OF PORTFOLIO SECURITIES] PORTFOLIO SECURITIES The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[LOGO OF RISK FACTORS] RISK FACTORS The major risk factors associated with the fund.

[LOGO OF PORTFOLIO MANAGEMENT] PORTFOLIO MANAGEMENT The individual or group (including subadvisers, if any) designated by the investment adviser to handle the fund's day-to-day management.

[LOGO OF EXPENSES] EXPENSES The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[LOGO OF FINANCIAL HIGHLIGHTS] FINANCIAL HIGHLIGHTS A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

GOAL OF THE GROWTH FUNDS

John Hancock growth funds seek long-term growth by investing primarily in common stocks. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

- have longer time horizons
- are willing to accept higher short-term risk along with higher potential long-term returns
- want to diversify their portfolios
- are seeking funds for the growth portion of an asset allocation portfolio
- are investing for retirement or other goals that are many years in the future

Growth funds may NOT be appropriate if you:

- are investing with a shorter time horizon in mind
- are uncomfortable with an investment that will go up and down in value

THE MANAGEMENT FIRM

All John Hancock growth funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $19 billion in assets.

DISCIPLINED GROWTH FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II                    TICKER SYMBOL  CLASS A: SVAAX  CLASS B: FEQVX
------------------------------------------------------------------------------------------------------------------

GOAL AND STRATEGY

[LOGO OF GOAL AND STRATEGY] The fund seeks long-term growth of capital. To pursue this goal, the fund invests in established, growing companies that have demonstrated superior earnings growth and stability. Under normal circumstances, the fund invests at least 65% of assets in these companies, without concentration in any one industry. The fund also looks for the following characteristics:

- predictability of earnings
- a low level of debt
- seasoned management
- a strong market position

Many of the fund's investments are in medium or large capitalization companies. The fund invests for income as a secondary goal.

PORTFOLIO SECURITIES

[LOGO OF PORTFOLIO SECURITIES] The fund invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[LOGO OF RISK FACTORS] As with any growth fund, the value of your investment will fluctuate in response to stock market movements.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[LOGO OF PORTFOLIO MANAGEMENT] John F. Snyder III and Jere E. Estes are the leaders of the fund's portfolio management team. Mr. Snyder is an executive vice president of the adviser and has been a team member since July 1992. He has been an investment manager since 1971. Mr. Estes has been a part of the fund's management team since joining John Hancock in July 1992. He has been in the investment business since 1967.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO OF EXPENSES] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-----------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                       CLASS A        CLASS B
-----------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                    5.00%          none
-----------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                                   none           none
-----------------------------------------------------------------------------
Maximum deferred sales charge                          none(1)        5.00%
-----------------------------------------------------------------------------
Redemption fee(2)                                      none           none
-----------------------------------------------------------------------------
Exchange fee                                           none           none

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a % of average net assets)
-----------------------------------------------------------------------------
Management fee                                         0.75%          0.75%
-----------------------------------------------------------------------------
12b-1 fee(3)                                           0.30%          1.00%
-----------------------------------------------------------------------------
Other expenses                                         0.43%          0.43%
-----------------------------------------------------------------------------
Total fund operating expenses                          1.48%          2.18%
-----------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

------------------------------------------------------------------------
  SHARE CLASS                      YEAR 1    YEAR 3    YEAR 5    YEAR 10
------------------------------------------------------------------------
  Class A shares                   $64       $94       $127      $218
------------------------------------------------------------------------
  Class B shares
------------------------------------------------------------------------
    Assuming redemption
    at end of period               $72       $98       $137      $234
------------------------------------------------------------------------
    Assuming no redemption         $22       $68       $117      $234
------------------------------------------------------------------------

    This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


4  DISCIPLINED GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO OF FINANCIAL HIGHLIGHTS] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY
CLASS B YEAR-BY-YEAR TOTAL INVESTMENT
  RETURN (%)                  (16.44)(4)   26.69      14.27    (16.46)   30.21     7.22      12.34     0.78     11.51    21.89
(scale varies from fund to
  fund)

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                                            10/92(1)  10/93     10/94    10/95     10/96
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $12.81   $ 10.99   $ 12.39  $ 12.02   $ 12.77
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         0.06(2)   0.08(2)   0.10     0.08(2)   0.07(2)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                                                             (0.06)     1.34      0.07     1.29      2.82
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                     0.00      1.42      0.17     1.37      2.89
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                              (0.07)    (0.02)    (0.10)   (0.10)       --
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gain on investments sold                                                        (1.74)       --     (0.44)   (0.52)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from capital paid-in                                                (0.01)       --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                               (1.82)    (0.02)    (0.54)   (0.62)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $10.99   $ 12.39   $ 12.02  $ 12.77   $ 15.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET
  VALUE(3)(%)                                                                        0.19(4)  12.97      1.35    12.21     22.78
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
  omitted)($)                                                                       1,771    23,372    23,292   27,692    28,760
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets(%)                                                                          1.73(5)   1.60      1.53     1.46      1.47
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
  (loss) to average net assets(%)                                                    0.62(5)   0.64      0.83     0.69      0.46
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                            246        71        60       65        78
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(6)($)                                               N/A       N/A       N/A      N/A    0.0698
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:        10/87(1)     10/88     10/89     10/90    10/91     10/92     10/93     10/94    10/95     10/96
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                       $ 10.00     $  8.34    $10.29   $ 11.52   $ 9.22    $11.71    $10.97    $12.31   $11.95   $ 12.69
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)      0.06        0.13      0.19      0.18     0.07      0.01(2)   0.02(2)   0.03     0.01(2)  (0.03)(2)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments     (1.70)       2.05      1.25     (2.00)    2.67      1.05      1.33      0.07     1.28      2.79
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                     (1.64)       2.18      1.44     (1.82)    2.74      1.06      1.35      0.10     1.29      2.76
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net
    investment income            (0.02)      (0.09)    (0.12)    (0.20)   (0.20)    (0.03)    (0.01)    (0.02)   (0.03)       --
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gain on
    investments sold                --       (0.14)    (0.09)    (0.28)   (0.05)    (1.76)       --     (0.44)   (0.52)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from capital
    paid-in                         --          --        --        --       --     (0.01)       --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions            (0.02)      (0.23)    (0.21)    (0.48)   (0.25)    (1.80)    (0.01)    (0.46)   (0.55)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period $  8.34     $ 10.29    $11.52   $  9.22   $11.71    $10.97    $12.31    $11.95   $12.69   $ 15.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE(3)(%)         (16.44)(4)   26.69     14.27    (16.46)   30.21      7.22     12.34      0.78    11.51     21.89
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (000s omitted)($)             14,016      14,927    23,813    17,714   21,826    23,525    93,853    94,431   86,178    92,555
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets(%)                   2.56(5,7)   2.61(7)   2.30      2.13     2.24      2.27      2.09      2.10     2.11      2.17
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income (loss) to average
  net assets(%)                   0.93(5,7)   1.46(7)   1.75      1.64     0.66      0.10      0.17      0.25     0.06     (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)          40(5)       54        94       165      217       246        71        60       65        78
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage
  commission rate(6)($)            N/A         N/A       N/A       N/A      N/A       N/A       N/A       N/A      N/A    0.0698
------------------------------------------------------------------------------------------------------------------------------------



(1)  Class A and Class B shares commenced operations on January 3, 1992 and April 22, 1987, respectively.
(2)  Based on the average of the shares outstanding at the end of each month.
(3)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Annualized.
(6)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7)  Net of advisory expense reimbursements per share of $0.01 for the fiscal year ended October 31, 1988 and less than $0.01 for the fiscal year ended October 31, 1987.

                                                       DISCIPLINED GROWTH FUND 5

DISCOVERY FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST IV                    TICKER SYMBOL  CLASS A: FRDAX  CLASS B: FRDIX
------------------------------------------------------------------------------------------------------------------

GOAL AND STRATEGY

[LOGO OF GOAL AND STRATEGY] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in companies that appear to offer superior growth prospects. Under normal circumstances, the fund invests at least 65% of assets in these companies. The fund looks for companies, including small- and medium-sized companies, that have broad market opportunities and consistent or accelerating earnings growth. These companies may:

- occupy a profitable market niche
- have products or technologies that are new, unique or proprietary
- be in an industry that has a favorable long-term growth outlook
- have a capable management team with a significant equity stake

These companies may be in a relatively early stage of development, but will usually have established a record of profitability and a strong financial position. The fund does not invest for income.

PORTFOLIO SECURITIES

[LOGO OF PORTFOLIO SECURITIES] The fund invests primarily in common stocks of U.S. companies and may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may invest up to 25% of assets in foreign securities, which carry additional risks. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[LOGO OF RISK FACTORS] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in small- and medium-sized company stocks, foreign securities and other higher-risk securities, it takes on additional risks that could adversely affect its performance. The fund may experience higher volatility than many other types of growth funds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[LOGO OF PORTFOLIO MANAGEMENT] Bernice S. Behar, CFA, leader of the fund's portfolio management team since March 1994, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[LOGO OF INVESTOR EXPENSES] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

  ---------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES                     CLASS A        CLASS B
  ---------------------------------------------------------------------------
  Maximum sales charge imposed on purchases
  (as a percentage of offering price)                  5.00%          none
  ---------------------------------------------------------------------------
  Maximum sales charge imposed on
  reinvested dividends                                 none           none
  ---------------------------------------------------------------------------
  Maximum deferred sales charge                        none(1)        5.00%
  ---------------------------------------------------------------------------
  Redemption fee(2)                                    none           none
  ---------------------------------------------------------------------------
  Exchange fee                                         none           none

  ---------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (as a % of average net assets)
  ---------------------------------------------------------------------------
  Management fee                                       0.75%          0.75%
  ---------------------------------------------------------------------------
  12b-1 fee(3)                                         0.30%          1.00%
  ---------------------------------------------------------------------------
  Other expenses                                       0.61%          0.61%
  ---------------------------------------------------------------------------
  Total fund operating expenses                        1.66%          2.36%
  ---------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

  ----------------------------------------------------------------------
  SHARE CLASS                      YEAR 1    YEAR 3    YEAR 5    YEAR 10
  ----------------------------------------------------------------------
  Class A shares                   $66       $100      $136      $237
  ----------------------------------------------------------------------
  Class B shares
  ----------------------------------------------------------------------
    Assuming redemption
    at end of period               $74       $104      $146      $252
  ----------------------------------------------------------------------
    Assuming no redemption         $24       $74       $126      $252
  ----------------------------------------------------------------------

    This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6  DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO OF FINANCIAL HIGHLIGHTS] The figures below for each of the five periods ended July 1993 to October 1996 have been audited by the fund's independent auditors, Ernst & Young LLP. Figures for the period ended July 1992 were audited by other independent auditors.

VOLATILITY, AS INDICATED BY CLASS B
YEAR-BY-YEAR TOTAL INVESTMENT RETURN(%)                          10.88(6)   21.63     (7.18)     54.97       16.85      6.69(6)
(scale varies from fund to fund)                                                                                        three
                                                                                                                        months


------------------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                          7/92(1,2)    7/93      7/94       7/95       7/96        10/96(3)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  9.40    $  8.95   $ 10.81    $  8.56     $ 12.95    $ 15.09
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       (0.05)     (0.16)    (0.16)(4)  (0.17)(4)   (0.19)(4)  (0.05)(4)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                  (0.40)      2.15     (0.43)      4.83        2.46       1.09
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (0.45)      1.99     (0.59)      4.66        2.27       1.04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments sold            --      (0.13)    (1.66)     (0.27)      (0.13)        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  8.95    $ 10.81   $  8.56    $  2.95     $ 15.09    $ 16.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5)(%)                   (4.79)(6)  22.33     (6.45)     55.80       17.72       6.89(6)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)($)                        3,866      4,692     3,226      5,075      32,009     52,479
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(%)                          1.78(7)    2.17      2.01       2.10        1.72       1.65(7)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets(%)     (1.20)(7)  (1.61)    (1.64)     (1.73)      (1.26)     (1.20)(7)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           138        148       108        118         116         45
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(8)($)                              N/A        N/A       N/A        N/A         N/A     0.0628

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:                                          7/92(1,2)    7/93      7/94       7/95       7/96        10/96(3)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  8.00   $  8.87    $ 10.65    $  8.34     $ 12.54    $ 14.50
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       (0.11)    (0.23)     (0.22)(4)  (0.22)(4)   (0.27)(4)  (0.08)(4)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                   0.98      2.14      (0.43)      4.69        2.36       1.05
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    0.87      1.91      (0.65)      4.47        2.09       0.97
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments sold            --     (0.13)     (1.66)     (0.27)      (0.13)        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  8.87   $ 10.65    $  8.34    $ 12.54     $ 14.50    $ 15.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5)(%)                   10.88(6)  21.63      (7.18)     54.97       16.85       6.69(6)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)($)                       34,636    38,672     26,537     31,645      68,591     96,042
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(%)                          2.56(7)   2.86       2.62       2.70        2.42       2.37(7)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets(%)     (1.56)(7) (2.26)     (2.24)     (2.34)      (1.96)     (1.93)(7)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           138       148        108        118         116         45
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(8) ($)                             N/A       N/A        N/A        N/A         N/A     0.0628




(1)  Class A and Class B shares commenced operations on January 3, 1992 and August 30, 1991, respectively.
(2)  Covered by report of other independent auditors (not included herein).
(3)  Effective October 31, 1996, the fiscal year end changed from July 31 to October 31.
(4)  Based on the average of the shares outstanding at the end of each month.
(5)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)  Not annualized.
(7)  Annualized.
(8)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                                DISCOVERY FUND 7

EMERGING GROWTH FUND

REGISTRANT NAME: JOHN HANCOCK SERIES TRUST                           TICKER SYMBOL  CLASS A: TAEMX  CLASS B: TSEGX
------------------------------------------------------------------------------------------------------------------

GOAL AND STRATEGY

[LOGO OF GOAL AND STRATEGY] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in emerging companies (market capitalization of less than $1 billion). Under normal circumstances, the fund invests at least 80% of assets in a diversified portfolio of these companies. The fund looks for companies that show rapid growth but are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings. The fund does not invest for income.

PORTFOLIO SECURITIES

[LOGO OF PORTFOLIO SECURITIES] The fund invests primarily in the common stocks of U.S. and foreign emerging growth companies, although it may invest up to 20% of assets in other types of companies. The fund may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 20% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[LOGO OF RISK FACTORS] As with any growth fund, the value of your investment will fluctuate in respo nse to stock market movements. Stocks of emerging growth companies carry higher risks than stocks of larger companies. This is because emerging growth companies:

- may be in the early stages of development
- may be dependent on a small number of products or services
- may lack substantial capital reserves
- do not have proven track records

In addition, stocks of emerging companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[LOGO OF PORTFOLIO MANAGEMENT] Bernice S. Behar, CFA, leader of the fund's portfolio management team since April 1996, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[LOGO OF INVESTOR EXPENSES] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

  ----------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES                CLASS A        CLASS B
  ----------------------------------------------------------------------
  Maximum sales charge imposed on purchases
  (as a percentage of offering price)             5.00%          none
  ----------------------------------------------------------------------
  Maximum sales charge imposed on
  reinvested dividends                            none           none
  ----------------------------------------------------------------------
  Maximum deferred sales charge                   none(1)        5.00%
  ----------------------------------------------------------------------
  Redemption fee(2)                               none           none
  ----------------------------------------------------------------------
  Exchange fee                                    none           none

  ----------------------------------------------------------------------
  Annual fund operating expenses (as a % of average net assets)
  ----------------------------------------------------------------------
  Management fee                                  0.75%          0.75%
  ----------------------------------------------------------------------
  12b-1 fee(3)                                    0.25%          1.00%
  ----------------------------------------------------------------------
  Other expenses                                  0.32%          0.32%
  ----------------------------------------------------------------------
  Total fund operating expenses                   1.32%          2.07%
  ----------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

  ----------------------------------------------------------------------
  SHARE CLASS                      YEAR 1    YEAR 3    YEAR 5    YEAR 10
  ----------------------------------------------------------------------
  Class A shares                   $63       $90       $119      $201
  ----------------------------------------------------------------------
  Class B shares
  ----------------------------------------------------------------------
    Assuming redemption
    at end of period               $71       $95       $131      $221
  ----------------------------------------------------------------------
    Assuming no redemption         $21       $65       $111      $221
  ----------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


8  EMERGING GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO OF FINANCIAL HIGHLIGHTS] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY
CLASS B YEAR-BY-YEAR TOTAL INVESTMENT
  RETURN (%)                   0.00    33.59   27.40   (11.82)   73.78   6.19   24.53   2.80   33.60   12.48
(scale varies from fund to
  fund)

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                                  10/91(1)   10/92     10/93     10/94    10/95(2)    10/96
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 18.12   $ 19.26   $ 20.60   $  25.89  $  26.82  $  36.09
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(3)                                           (0.03)    (0.20)    (0.16)     (0.18)    (0.25)    (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                                                    1.17      1.60      5.45       1.11      9.52      5.13
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           1.14      1.40      5.29       0.93      9.27      4.79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gain on investments sold                                                 --     (0.60)       --         --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 19.26   $ 20.60   $ 25.89   $  26.82  $  36.09  $  40.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET
  VALUE(4)(%)                                                              6.29      7.32     25.68       3.59     34.56     13.27
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
  omitted)($)                                                            38,859    46,137    81,263    131,053   179,481   218,497
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets(%)                                                                0.33      1.67      1.40       1.44      1.38      1.32
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
  (loss) to average net assets(%)                                         (0.15)    (1.03)    (0.70)     (0.71)    (0.83)    (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                   66        48        29         25        23        44
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(5)($)                                     N/A       N/A       N/A        N/A       N/A    0.0698
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:        10/87(1)     10/88     10/89     10/90    10/91     10/92     10/93     10/94    10/95(2)     10/96
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                      $   7.89     $  7.89    $10.54   $ 12.56   $ 11.06    $19.22    $20.34    $25.33   $26.04   $ 34.79
------------------------------------------------------------------------------------------------------------------------------------
Net investment income
(loss)(3)                      (0.0021)       0.09     (0.08)    (0.22)    (0.30)    (0.38)    (0.36)    (0.36)   (0.45)    (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments    0.0021        2.56      2.83     (1.26)     8.46      1.56      5.35      1.07     9.20      4.94
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                    0.0000        2.65      2.75     (1.48)     8.16      1.18      4.99      0.71     8.75      4.34
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net
    investment income               --          --     (0.04)       --        --        --        --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gain on
    investments sold                --          --     (0.49)    (0.22)       --     (0.60)       --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions             --          --     (0.53)    (0.22)       --     (0.60)       --        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $ 7.89      $10.54   $ 12.76   $ 11.06   $ 19.22   $  20.34  $  25.33   $  26.04  $  34.79  $ 39.13

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE(4)(%)           0.00       33.59     27.40    (11.82)    73.78       6.19     24.53       2.80     33.60    12.48
------------------------------------------------------------------------------------------------------------------------------------
Total adjusted investment
 return at net asset
 value(4,6) (%)                  (0.41)      31.00     27.37        --        --         --        --         --        --       --
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (000s omitted)($)                 79       3,232     7,877    11,688    52,743    86,923    219,484   283,435    393,478  451,268
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets(%)                   0.03        3.05      3.48      3.11      2.85      2.64       2.28      2.19       2.11     2.05
------------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses
 to average net assets(7)(%)      0.44        5.64      3.51        --        --        --         --        --          --      --
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income (loss) to average
  net assets(%)                  (0.03)       0.81     (0.67)    (1.64)    (1.83)    (1.99)     (1.58)    (1.46)     (1.55)   (1.59)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted net
investment income (loss)
to average net assets(7)(%)      (0.44)      (1.78)    (0.70)       --        --        --         --        --         --       --
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)           0         252        90        82        66        48         29        25         23       44
------------------------------------------------------------------------------------------------------------------------------------
Fee reduction per share ($)       0.03        0.29     0.004        --        --        --         --        --         --       --
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission
 rate(5)($)                        N/A         N/A       N/A       N/A       N/A       N/A        N/A       N/A        N/A    0.0669



(1)  Class A and Class B shares commenced operations on August 22,1991 and October 26,1987, respectively. (Not annualized.)
(2)  On December 22,1994, John Hancock Advisors, Inc. became the investment advisor of the fund.
(3)  Based on the average of the shares outstanding at the end of each month.
(4)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6)  An estimated total return calculation that does not take into consideration fee reductions by the advisor during the periods shown.
(7)  Unreimbursed, without fee reduction.

                                                         EMERGING GROWTH FUND 9

FINANCIAL INDUSTRIES FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II                  TICKER SYMBOL       CLASS A: FIDAX      CLASS B: FIDBX
-----------------------------------------------------------------------------------------------------------------------------


GOAL AND STRATEGY

[LOGO OF GOAL AND STRATEGY] The fund seeks capital appreciation. To pursue this goal, the fund invests in U.S. and foreign financial services companies. These include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms and insurance companies.

Under normal circumstances, the fund invests at least 65% of assets in these companies.

PORTFOLIO SECURITIES

[LOGO OF PORTFOLIO SECURITIES] The fund invests primarily in the common stocks of U.S. and foreign companies. It may also invest in warrants, preferred stocks and debt securities.

The fund may invest up to 5% of net assets in junk bonds. For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities and may engage in other investment practices.


RISK FACTORS

[LOGO OF RISK FACTORS] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stocks, while rising interest rates will cause a decline in the value of any debt securities the fund holds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT

[LOGO OF PORTFOLIO MANAGEMENT] James K. Schmidt, CFA, and Thomas Finucane lead the fund's portfolio management team. Mr. Schmidt has been in the investment business since 1974. He joined the adviser in 1985 and is an executive vice president. Mr. Finucane has been in the investment business since joining the adviser in 1990. He is a second vice president.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


{LOGO OF EXPENSES] Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. No Class B shares were issued or outstanding during the past year. Future expenses may be greater or less.

--------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES              CLASS A      CLASS B
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)              5.00%        none
--------------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                             none         none
--------------------------------------------------------------------------------
Maximum deferred sales charge                    none(1)      5.00%
--------------------------------------------------------------------------------
Redemption fee(2)                                none         none
--------------------------------------------------------------------------------
Exchange fee                                     none         none


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management fee (after expense limitation)(3)     0.00%        0.00%
--------------------------------------------------------------------------------
12b-1 fee(4)                                     0.30%        1.00%
--------------------------------------------------------------------------------
Other expenses
(after limitation)(3)                            0.90%        0.90%
--------------------------------------------------------------------------------
Total fund operating expenses
(after limitation)(3)                            1.20%        1.90%
--------------------------------------------------------------------------------

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                  Year 1    Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares                 $62       $86       $113      $188
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
      Assuming redemption
      at end of period         $69       $90       $123      $204
--------------------------------------------------------------------------------
      Assuming no redemption   $19       $60       $103      $204
--------------------------------------------------------------------------------


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2)  Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's agreement to limit expenses (except for 12b-1 and other class-specific expenses). Without this limitation, management fees would be 0.80% for each class, other expenses would be 5.97% for each class and total fund operating expenses would be 7.07% for Class A and 7.77% for Class B.

(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

10  Financial Industries Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO OF FINANCIAL HIGHLIGHTS] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY
 CLASS A YEAR-BY-YEAR TOTAL INVESTMENT
  RETURN (%)                                                            29.76(4)
            --------------------------------------------------------------------
(scale varies from fund to
 fund)
--------------------------------------------------------------------------------
  CLASS A - PERIOD ENDED:                                               10/96(1)
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
  Net asset value, beginning of period                                $  8.50
--------------------------------------------------------------------------------
  Net investment income (loss)                                           0.02(2)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                 2.51
--------------------------------------------------------------------------------
  Total from investment operations                                       2.53
--------------------------------------------------------------------------------
  Less distributions:
--------------------------------------------------------------------------------
     Dividends from net investment income                                  --
--------------------------------------------------------------------------------
     Distributions from net realized gain on investments sold              --
--------------------------------------------------------------------------------
     Total distributions                                                   --
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $ 11.03
--------------------------------------------------------------------------------
  TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                     29.76(4)
--------------------------------------------------------------------------------
  Total adjusted investment return at net asset value(3,5) (%)          26.04(4)
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Net assets, end of period (000s omitted) ($)                            895
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%)                            1.20(6)
--------------------------------------------------------------------------------
  Ratio of adjusted expenses to average net assets(5) (%)                7.07(6)
--------------------------------------------------------------------------------
  Ratio of net investment income (loss) to average net assets (%)        0.37(6)
--------------------------------------------------------------------------------
  Ratio of adjusted net investment income (loss) to average net
   assets(5) (%)                                                       (5.50)(6)
--------------------------------------------------------------------------------
  Portfolio turnover rate (%)                                              31
--------------------------------------------------------------------------------
  Average brokerage commission rate(7) ($)                             0.0649
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  CLASS B - PERIOD ENDED:                                                 10/96
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
  Net asset value, beginning of period                                     --
--------------------------------------------------------------------------------
  Net investment income (loss)                                             --
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                   --
--------------------------------------------------------------------------------
  Total from investment operations                                         --
--------------------------------------------------------------------------------
  Less distributions:
--------------------------------------------------------------------------------
        Dividends from net investment income                               --
--------------------------------------------------------------------------------
        Distributions from net realized gain on investments sold           --
--------------------------------------------------------------------------------
        Total distributions                                                --
--------------------------------------------------------------------------------
  Net asset value, end of period                                           --
--------------------------------------------------------------------------------
  Total investment return at net asset value(3) (%)                        --
--------------------------------------------------------------------------------
  Total adjusted investment return at net asset value(3,5) (%)             --
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Net assets, end of period (000s omitted) ($)                             --
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets (5)(%)                           --
--------------------------------------------------------------------------------
  Ratio of adjusted expenses to average net assets(5) (%)                  --
--------------------------------------------------------------------------------
  Ratio of net investment income (loss) to average net assets (%)          --
--------------------------------------------------------------------------------
  Ratio ofadjusted net investment income (loss) to average net
   assets(5) (%)                                                           --
--------------------------------------------------------------------------------
  Portfolio turnover rate (%)                                              --
--------------------------------------------------------------------------------
  Average brokerage commission rate(7) ($)                                 --
--------------------------------------------------------------------------------



(1)  Class A shares commenced operations on March 14, 1996.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Unreimbursed, without fee reduction.
(6)  Annualized.
(7)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.

                                                   FINANCIAL INDUSTRIES FUND  11

GROWTH FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST III
                                  TICKER SYMBOL CLASS A: JHNGX   CLASS B: JHGBX
-------------------------------------------------------------------------------

GOAL AND STRATEGY
[LOGO]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in stocks that are diversified with regard to industries and issuers. The fund favors stocks of companies whose operating earnings and revenues have grown more than twice as fast as the gross domestic product over the past five years, although not all stocks in the fund's portfolio will meet this criterion.

PORTFOLIO SECURITIES
[LOGO]The portfolio invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may invest up to 35% of net assets in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[LOGO]As with any growth fund, the value of your investment will fluctuate in respo nse to stock market movements. To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affe ct its performance. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT
[LOGO]Anurag Pandit, CFA, is leader of the fund's portfolio management team. A second vice president of the adviser, Mr. Pandit has been a member of the management team since joining John Hancock Funds in April 1996. He assumed leadership of the team on January 1, 1997. Mr. Pandit has been in the investment business since 1984.


-------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                  CLASS A         CLASS B
-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)               5.00%           none
Maximum sales charge imposed on
reinvested dividends                              none            none
Maximum deferred sales charge                     none(1)         5.00%
Redemption fee(2)                                 none            none
Exchange fee                                      none            none
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management fee                                    0.79%           0.79%
12b-1 fee(3)                                      0.30%           1.00%
Other expenses                                    0.39%           0.39%
Total fund operating expenses                     1.48%           2.18%
-------------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
SHARE CLASS                           YEAR 1    YEAR 3    YEAR 5     YEAR 10
-------------------------------------------------------------------------------
Class A shares                          $64       $94       $127       $218
Class B shares
  Assuming redemption
  at end of period                      $72       $98       $137       $234
  Assuming no redemption                $22       $68       $117       $234
-------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

----------


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  GROWTH FUND

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[LOGO]The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A                                          [GRAPH]
YEAR-BY-YEAR TOTAL
INVESTMENT RETURN (%)         13.83    6.03    11.23    30.96    (8.34)   41.68     6.06    13.03    (7.50)    27.17      19.32(4)
(scale varies from fund to fund)                                                                                         ten months

-----------------------------------------------------------------------------------------------------------------------------------
Class A - PERIOD ENDED:       12/86   12/87    12/88    12/89    12/90    12/91    12/92    12/93    12/94    12/95       10/96(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
  of period                  $14.50  $14.03  $ 12.34  $ 13.33  $ 15.18  $ 12.93  $ 17.48  $  7.32  $ 17.40   $ 15.89    $ 19.51
Net investment
  income (loss)                0.11    0.22     0.23     0.28     0.16     0.04    (0.06)   (0.11)   (0.10)    (0.09)(2)  (0.13)(2)
Net realized and unrealized
  gain (loss) on investments   1.79    0.64     1.16     3.81    (1.47)    5.36     1.10     2.33    (1.21)     4.40       3.90
Total from investment
  operations                   1.90    0.86     1.39     4.09    (1.31)    5.40     1.04     2.22    (1.31)     4.31       3.77
Less distributions:
  Dividends from net
    investment income         (0.17)  (0.28)   (0.23)   (0.29    (0.16)   (0.04)      --       --       --        --         --
  Distributions from net
  realized gain on
  investments sold            (2.20)  (2.27)   (0.17)   (1.95)   (0.78)   (0.81)   (1.20)   (2.14)   (0.20)    (0.69)        --
  Total distributions         (2.37)  (2.55)   (0.40)   (2.24)   (0.94)   (0.85)   (1.20)   (2.14)   (0.20)    (0.69)        --
Net asset value,
  end of period              $14.03  $12.34  $ 13.33  $ 15.18  $ 12.93  $ 17.48  $ 17.32  $ 17.40  $ 15.89   $ 19.51    $ 23.28
TOTAL INVESTMENT RETURN
  AT NET ASSET VALUE(3)(%)    13.83    6.03    11.23    30.96    (8.34)   41.68     6.06    13.03    (7.50)    27.17      19.32(4)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (000s omitted)($)          87,468  86,426  101,497  105,014  102,416  145,287  153,057  162,937  146,466   241,700    279,425
Ratio of expenses to
  average net assets(%)        1.03    1.00     1.06     0.96     1.46     1.44     1.60     1.56     1.65      1.48       1.48(5)
Ratio of net investment
  income (loss) to average
  net assets(%)                0.77    1.41     1.76     1.73     1.12     0.27    (0.36)   (0.67)   (0.64)    (0.46)     (0.73)(5)
Portfolio turnover rate (%)      62      68       47       61      102       82       71       68       52        68(6)      59
Average brokerage commission
  rate(7)($)                    N/A     N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A     0.0695

-----------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:                                                                              12/94(8)  12/95      10/96(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period                                                                                        $ 17.16   $ 15.83    $ 19.25
Net investment income (loss)                                                                         (0.20)(2) (0.26)(2)  (0.26)(2)
Net realized and unrealized
  gain (loss) on investments                                                                         (0.93)     4.37       3.84
Total from investment
  operations                                                                                         (1.13)     4.11       3.58
Less distributions:
  Distributions from net
  realized gain on
  investments sold                                                                                   (0.20)    (0.69)        --
Net asset value, end of period                                                                     $ 15.83   $1 9.25    $ 22.83
TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3)(%)                                                     (6.56)(4) 26.01      18.60(4)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted) ($)                                                         3,807    15,913     25,474
Ratio of expenses to average net assets (%)                                                           2.38 (8)  2.31       2.18 (8)
Ratio of net investment income (loss) to
  average net assets (%)                                                                             (1.25)(8) (1.39)     (1.42)(8)
Portfolio turnover rate (%)                                                                             52        68(6)      59
Average brokerage commission rate(7) ($)                                                               N/A       N/A     0.0695


----------


(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Annualized.
(6)  Excludes merger activity.
(7)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.
(8)  Class B shares commenced operations on January 3, 1994.





                                                                 GROWTH FUND  13

REGIONAL BANK FUND
REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II
                                 TICKER SYMBOL   CLASS A: FRBAX   CLASS B:FRBFX
-------------------------------------------------------------------------------

GOAL AND STRATEGY
[LOGO]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in regional banks and lending institutions, including:
-  commercial and industrial banks
-  savings and loan associations
-  bank holding companies

These financial institutions provide full-service banking, have primarily domestic assets and are typically based outside of New York City and Chicago. They may or may not be members of the Federal Reserve, and their deposits may or may not be FDIC-insured.

Under normal circumstances, the fund invests at least 65% of assets in these companies; it may invest up to 35% of assets in other financial services companies, including lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of non-financial services companies and up to 5% in junk bonds issued by banks. Because regional banks typically pay regular dividends, moderate income is an investment goal.

PORTFOLIO SECURITIES
[LOGO]The fund invests primarily in the common stocks of U.S. companies. It may als o invest in warrants, preferred stocks and investment-grade convertible debt securities, as well as foreign stocks.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[LOGO]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates in a single industry, its performance is largely dependent on the industry's performance, which may differ in direction and degree from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of bank stocks, while rising interest rates will cause a decline in the value of any debt securities the fund holds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT
James K. Schmidt, CFA, joined John Hancock in 1985 and has served as the fund's portfolio manager since its inception that year. An executive vice president of the adviser, he has been in the investment business since 1974.

-------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                      CLASS A        CLASS B
-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                    5.00%          none
Maximum sales charge imposed on
reinvested dividends                                   none           none
Maximum deferred sales charge                          none(1)        5.00%
Redemption fee(2)                                      none           none
Exchange fee                                           none           none
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management fee                                         0.76%          0.76%
12b-1 fee(3)                                           0.30%          1.00%
Other expenses                                         0.32%          0.32%
Total fund operating expenses                          1.38%          2.08%
-------------------------------------------------------------------------------


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
SHARE CLASS                           YEAR 1    YEAR 3    YEAR 5     YEAR 10
-------------------------------------------------------------------------------
Class A shares                          $63       $92       $122       $207
Class B shares
  Assuming redemption
  at end of period                      $71       $95       $132       $223
  Assuming no redemption                $21       $65       $112       $223

----------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.





14  REGIONAL BANK FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[LOGO]The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS B
YEAR-BY-YEAR TOTAL                                                            [GRAPH]
 INVESTMENT RETURN(%)
                    17.44  (17.36)(4)   36.89    20.46   (32.29)   75.35    37.20       36.71        5.69       30.11       27.89
(scale varies from fund to fund)

-----------------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                                     10/92(1)    10/93       10/94       10/95       10/96
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning
  of period                                                               $ 13.47     $ 17.47     $ 21.62     $ 21.52     $ 27.14
Net investment
  income (loss)                                                              0.21        0.26(2)     0.39(2)     0.52(2)     0.63(2)
Net realized and
  unrealized gain
  (loss) on
  investments                                                                3.98        5.84        0.91        5.92        7.04
Total from
  investment
  operations                                                                 4.19        6.10        1.30        6.44        7.67
Less distributions:
  Dividends from
    net investment
    income                                                                  (0.19)      (0.26)      (0.34)      (0.48)      (0.60)
  Distributions
    from net
    realized gain on
    investments sold                                                           --       (1.69)      (1.06)      (0.34)      (0.22)
  Total distributions                                                       (0.19)      (1.95)      (1.40)      (0.82)      (0.82)
Net asset value,
  end of period                                                           $ 17.47     $ 21.62     $ 21.52     $ 27.14     $ 33.99
TOTAL INVESTMENT
  RETURN AT NET
  ASSET VALUE(3) (%)                                                        31.26(4)    37.45        6.44       31.00       28.78
RATIOS AND
  SUPPLEMENTAL DATA
Net assets, end of
 period
 (000s omitted) ($)                                                        31,306      94,158     216,978     486,631     860,843
Ratio of expenses
  to average net
  assets (%)                                                                 1.41(5)     1.35        1.34        1.39        1.36
Ratio of net
  investment income
  to average net
  assets (%)                                                                 1.64(5)     1.29        1.78        2.23        2.13
Portfolio turnover
  rate (%)                                                                     53          35          13          14           8
Average brokerage
  commission
  rate(6) ($)                                                                 N/A         N/A         N/A         N/A      0.0694

-----------------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:
                     3/87(7) 10/87(8)   10/88    10/89    10/90    10/91    10/92       10/93       10/94       10/95       10/96
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of
 period            $12.51    $12.68   $ 10.02  $ 11.89  $ 13.00  $  8.13  $ 13.76     $ 17.44     $ 21.56     $ 21.43     $ 27.02
Net investment
 income (loss)       0.20      0.05      0.16     0.20     0.30     0.29     0.18        0.15(2)     0.23(2)     0.36(2)     0.42(2)
Net realized and
 unrealized gain
 (loss) on
  investment         1.74     (2.17)     3.12     2.02    (4.19)    5.68     4.56        5.83        0.91        5.89        7.01
Total from investment
 operations          1.94     (2.12)     3.28     2.22    (3.89)    5.97     4.74        5.98        1.14        6.25        7.43
Less distributions:
  Dividends from
   net investment
   income           (0.26)    (0.04)    (0.15)   (0.16)   (0.19)   (0.34 )  (0.28)      (0.17)      (0.21)      (0.32)      (0.40)
  Distributions
   from net
   realized gain
   on investments
   sold             (1.51)    (0.50)    (1.26)   (0.95)   (0.76)      --    (0.78)      (1.69)      (1.06)      (0.34)      (0.22)
  Distributions from
   capital paid-in     --        --        --       --    (0.03)      --       --          --          --          --          --
  Total
   distributions    (1.77)    (0.54)    (1.41)   (1.11)   (0.98)   (0.34)   (1.06)      (1.86)      (1.27)      (0.66)      (0.62)
Net asset value,
  end of period    $12.68    $10.02   $ 11.89  $ 13.00  $  8.13  $ 13.76  $ 17.44     $ 21.56     $ 21.43     $ 27.02     $ 33.83
TOTAL INVESTMENT
  RETURN AT NET
  ASSET
  VALUE(3)(%)       17.44    (17.36)(4) 36.89    20.46   (32.29)   75.35    37.20       36.71        5.69       30.11       27.89
RATIOS AND
  SUPPLEMENTAL DATA
Net assets, end of
  period (000s
  omitted) ($)     54,626    38,721    50,965   81,167   38,992   52,098   56,016     171,808    522, 207   1,236,447   2,408,514
Ratio of expenses
 to average net
 assets (%)          1.48      2.47(5)   2.17     1.99     1.99     2.04     1.96        1.88        2.06        2.09        2.07
Ratio of net
  investment income
  (loss) to average
  net assets (%)     1.62      0.73(5)   1.50     1.67     2.51     2.65     1.21        0.76        1.07        1.53        1.42
Portfolio turnover
  rate (%)             89        58(5)     87       85       56       75       53          35          13          14           8
Average brokerage
  commission
  rate(6)($)          N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A         N/A         N/A      0.0694


----------

(1)  Class A shares commenced operations on January 3, 1992.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Annualized.
(6)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.
(7)  Year ended March 31, 1987.
(8)  For the period April 1, 1987 to October 31, 1987.







                                                           REGIONAL BANK FUND 15

SPECIAL EQUITIES FUND

REGISTRANT NAME: JOHN HANCOCK SPECIAL EQUITIES FUND
                                  TICKER SYMBOL  CLASS A: JHNSX   CLASS B: SPQBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[LOGO]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in small-capitalization companies and companies in situations offering unusual or non-recurring opportunities. Under normal circumstances, the fund invests at least 65% of assets in a diversified portfolio of these companies. The fund looks for companies that dominate an emerging industry or hold a growing market share in a fragmented industry, and that have demonstrated annual earnings and revenue growth of at least 25%, self-financing capabilities and strong management. The fund does not invest for income.

PORTFOLIO SECURITIES
[LOGO]The fund invests primarily in the common stocks of U.S. and foreign companies. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities. For liquidity and flexibility, the fund may place up to 35% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[LOGO]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Stocks of small-capitalization and special-situation companies carry higher risks than stocks of larger companies. This is because these companies:

*  may lack proven track records

*  may be dependent on a small number of products or services

*  may be undercapitalized

*  may have highly priced stocks that are sensitive to adverse news

In addition, stocks of these companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 30.

MANAGEMENT/SUBADVISER
[LOGO]Michael P. DiCarlo is responsible for the fund's day-to-day investment management. He has served as the fund's portfolio manager since January 1988, and has been in the investment business since 1984. He is currently one of three principals in DFS Advisors, LLC, which was founde d in 1996 and serves as subadviser to the fund.

This fund will be closed to new investors at the end of the day its total assets reach $2.5 billion. Further investments will be limited to existing accounts.

-------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                      CLASS A        CLASS B
-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                    5.00%          none
Maximum sales charge imposed on
reinvested dividends                                   none           none
Maximum deferred sales charge                          none(1)        5.00%
Redemption fee(2)                                      none           none
Exchange fee                                           none           none

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management fee(3)                                      0.81%          0.81%
12b-1 fee(4)                                           0.30%          1.00%
Other expenses                                         0.31%          0.35%
Total fund operating expenses                          1.42%          2.16%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
SHARE CLASS                           YEAR 1    YEAR 3    YEAR 5     YEAR 10
-------------------------------------------------------------------------------
Class A shares                          $64       $93       $124       $212
Class B shares
  Assuming redemption
  at end of period                      $72       $98       $136       $231
  Assuming no redemption                $22       $68       $116       $231


----------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3)  Includes a subadviser fee equal to 0.25% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.







16  SPECIAL EQUITIES FUND

FINANCIAL HIGHLIGHTS

[LOGO]The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL
INVESTMENT
RETURN (%)                                                                [GRAPH]
                         (28.68)   13.72    31.82   (21.89)   95.37    20.25       47.83       (0.12)     37.49        12.96
                         ------  -------  -------  -------  -------  -------     -------     -------     -------     -------
(scale varies from fund to fund)

-----------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:   10/87    10/88    10/89    10/90    10/91    10/92       10/93       10/94       10/95       10/96
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period     $6.08    $4.30  $  4.89  $  6.38  $  4.97  $  9.71     $ 10.99     $ 16.13    $  16.11     $ 22.15
Net investment
  income (loss)           (0.03)    0.04     0.01    (0.12)   (0.10)   (0.19)(1)   (0.20)(1)   (0.21)(1)   (0.18)(1)   (0.22)
Net realized and
  unrealized gain (loss)
  on investments          (1.26)    0.55     1.53    (1.27)    4.84     2.14        5.43        0.19        6.22        3.06
Total from investment
  operations              (1.29)    0.59     1.54    (1.39)    4.74     1.95        5.23       (0.02)       6.04        2.84
Less distributions:
  Dividends from net
    investment income        --       --    (0.05)   (0.02)      --       --          --          --          --          --
  Distributions from
    net realized gain
    on investments
    sold                  (0.45)      --       --       --       --    (0.67)      (0.09)         --          --      (0.46)
  Distributions from
    capital paid-in       (0.04)      --       --       --       --       --          --          --          --          --
  Total distributions     (0.49)      --    (0.05)   (0.02)      --    (0.67)      (0.09)         --          --       (0.46)
Net asset value, end
  of period              $ 4.30  $  4.89  $  6.38  $  4.97  $  9.71  $ 10.99     $ 16.13     $ 16.11     $ 22.15     $ 24.53
TOTAL INVESTMENT RETURN
  AT NET ASSET
  VALUE(2)(%)            (28.68)   13.72    31.82   (21.89)   95.37    20.25       47.83       (0.12)      37.49       12.96
Total adjusted
  investment return at
  net asset value(2,3)   (29.41)   12.28    30.75   (22.21)   95.33       --          --          --          --          --
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of
  period (000s
  omitted) ($)           10,637   11,714   12,285    8,166   19,713   44,665     296,793     310,625     555,655     972,312
Ratio of expenses to
  average net assets (%)   1.50     1.50     1.50     2.63     2.75     2.24        1.84        1.62        1.48        1.42
Ratio of adjusted
  expenses to average
  net assets(4) (%)        2.23     2.94     2.57     2.95     2.79       --          --          --          --          --
Ratio of net investment
  income (loss) to
  average net assets (%)  (0.57)    0.82     0.47    (1.58)   (2.12)   (1.91)      (1.49)      (1.40)      (0.97)      (0.89)
Ratio of adjusted net
  investment income
  (loss) to average
  net assets(4) (%)       (1.30)   (0.62)   (0.60)   (1.90)   (2.16)      --          --          --          --          --
Portfolio turnover
  rate (%)                   93       91      115      113      163      114          33          66          82          59
Fee reduction per
  share ($)                0.04     0.07     0.03     0.02    0.002       --          --          --          --          --
Average brokerage
  commission rate(5) ($)    N/A      N/A      N/A      N/A      N/A      N/A         N/A         N/A         N/A      0.0677

-----------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:                                                            10/93(6)    10/94       10/95       10/96
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                             $ 12.30     $ 16.08     $ 15.97     $ 21.81
Net investment income (loss)                                                       (0.18)(1)   (0.30)(1)   (0.31)(1)   (0.40)(1)
Net realized and
  unrealized gain (loss)
  on investments                                                                    3.96        0.19        6.15        3.01
Total from investment operations                                                    3.78       (0.11)       5.84        2.61
Less distributions:
  Distributions from net
    realized gain on
    investments sold                                                                  --          --          --       (0.46)
Net asset value, end of period                                                   $ 16.08     $ 15.97     $ 21.81     $ 23.96
TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE(2) (%)                                                           30.73(7)    (0.68)      36.57       12.09
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (000s omitted) ($)                                                             158,281     191,979     454,934     956,374
Ratio of expenses to
  average net assets (%)                                                            2.34(8)     2.25        2.20        2.16
Ratio of net investment
  income (loss) to average
  net assets (%)                                                                   (2.03)(8)   (2.02)      (1.69)      (1.65)
Portfolio turnover rate (%)                                                           33          66          82          59
Average brokerage commission rate(5) ($)                                             N/A         N/A         N/A      0.0677

----------

(1)  Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(4)  Unreimbursed, without fee reduction.
(5)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.
(6)  Class B shares commenced operations on March 1, 1993.
(7)  Not annualized.
(8)  Annualized.





                                                       SPECIAL EQUITIES FUND  17

SPECIAL OPPORTUNITIES FUND

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST III
                                TICKER SYMBOL   CLASS A: SPOAX    CLASS B: SPOBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[LOGO]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in those economic sectors that appear to have a higher than average earning potential. Under normal circumstances, at least 90% of the fund's equity securities is invested within five or fewer sectors (e.g., financial services, energy, technology). At times, the fund may focus on a single sector. The fund first determines the inclusion and weighting of sectors, using macroeconomic as well as other factors, then selects portfolio securities by seeking the most attractive companies. The fund may add or drop sectors. Because the fund may invest more than 5% of assets in a single issuer, it is classified as a non-diversified fund.

PORTFOLIO SECURITIES
[LOGO]The fund invests primarily in common stocks of U.S. and foreign companies of any size. It may also invest in warrants, preferred stocks, convertible debt securities, U.S. Government securities and corporate bonds rated at least BBB/Baa, or equivalent, and may invest in certain higher-risk securities. The fund also may make short sales of securities and may engage in other investment practices. For liquidity and flexibility, the fund may place up to 10% of net assets in cash or investment-grade short-term securities. In abnormal market conditions, it may invest more than 10% in these securities as a defensive tactic.

RISK FACTORS
[LOGO]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. By focusing on a relatively small number of sectors or issuers, the fund runs the risk that any factor influencing those sectors or issuers will have a major effect on performance. The fund may invest in companies with smaller market capitalizations, which represent higher near-term risks than larger capitalization companies. These factors make the fund likely to experience higher volatility than most other types of growth funds. Before you invest, please read "More about risk" starting on page 30.

PORTFOLIO MANAGEMENT
[LOGO]Kevin R. Baker is leader of the portfolio management team for the fund. A vic e president of the adviser, he has been a member of the management team since joining the adviser in January 1994. He has been in the investment business since 1986.

-------------------------------------------------------------------------------

INVESTOR EXPENSES

[LOGO]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                      CLASS A        CLASS B
-------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                    5.00%          none
Maximum sales charge imposed on
reinvested dividends                                   none           none
Maximum deferred sales charge                          none(1)        5.00%
Redemption fee(2)                                      none           none
Exchange fee                                           none           none

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management fee                                         0.80%          0.80%
12b-1 fee(3)                                           0.30%          1.00%
Other expenses                                         0.50%          0.50%
Total fund operating expenses                          1.60%          2.30%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
SHARE CLASS                           YEAR 1    YEAR 3    YEAR 5     YEAR 10
-------------------------------------------------------------------------------
Class A shares                          $65      $ 98       $133       $231
Class B shares
  Assuming redemption
  at end of period                      $73      $102       $143       $246
  Assuming no redemption                $23      $ 72       $123       $246


----------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.





18 SPECIAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

[LOGO]The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)                                                               (6.71)      17.53       36.15

----------------------------------------------------------------------------------------------------------------------------
CLASS A - PERIOD ENDED:                                                                        10/94(1)    10/95       10/96
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                         $  8.50     $  7.93     $  9.32
Net investment income (loss)(2)                                                                (0.03)      (0.07)      (0.11)
Net realized and unrealized gain (loss) on investments                                         (0.54)       1.46        3.34
Total from investment operations                                                               (0.57)       1.39        3.23
Less distributions:
      Distributions from net realized gain on investments sold                                    --          --       (1.63)
Net asset value, end of period                                                               $  7.93     $  9.32     $ 10.92

TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                              (6.71)      17.53       36.15
Total adjusted investment return at net asset value(3,4) (%)                                   (6.83)         --          --

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted) ($)                                                  92,325     101,562     156,578
Ratio of expenses to average net assets (%)                                                     1.50        1.59        1.59
Ratio of adjusted expenses to average net assets(5) (%)                                         1.62          --          --
Ratio of net investment income (loss) to average net assets (%)                                (0.41)      (0.87)      (1.00)
Ratio of adjusted net investment (loss) to average net assets(5) (%)                           (0.53)         --          --
Portfolio turnover rate (%)                                                                       57         155         240
Fee reduction per share ($)                                                                     0.01(2)       --          --
Average brokerage commission rate(6) ($)                                                         N/A         N/A      0.0600

----------------------------------------------------------------------------------------------------------------------------
CLASS B - PERIOD ENDED:                                                                        10/94(1)     10/95      10/96
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                         $  8.50     $  7.87     $  9.19
Net investment income (loss)(2)                                                                (0.09)      (0.13)      (0.18)
Net realized and unrealized gain (loss) on investments                                         (0.54)       1.45        3.29
Total from investment operations                                                               (0.63)       1.32        3.11
Less distributions:
      Distributions from net realized gain on investments sold                                    --          --       (1.63)
Net asset value, end of period                                                               $  7.87     $  9.19     $ 10.67

TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                              (7.41)(4)   16.77       35.34
Total adjusted investment return at net asset value(3,4) (%)                                   (7.53)         --          --

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted) ($)                                                 131,983     137,363     238,901
Ratio of expenses to average net assets (%)                                                     2.22        2.30        2.29
Ratio of adjusted expenses to average net assets(5) (%)                                         2.34          --          --
Ratio of net investment income (loss) to average net assets (%)                                (1.13)      (1.55)      (1.70)
Ratio of adjusted net investment (loss) to average net assets(5) (%)                           (1.25)         --          --
Portfolio turnover rate (%)                                                                       57         155         240
Fee reduction per share ($)                                                                     0.01(2)       --          --
Average brokerage commission rate(6) ($)                                                         N/A         N/A      0.0600

----------

(1)  Class A and B shares commenced operations on November 1, 1993.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5)  Unreimbursed, without fee reduction.
(6)  Per portfolio share traded. Required for fiscal years that began September
     1, 1995 or later.

                                                  SPECIAL OPPORTUNITIES FUND  19

YOUR ACCOUNT

-------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All John Hancock growth funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

-------------------------------------------------------------------------------
CLASS A                                   CLASS B
-------------------------------------------------------------------------------
* Front-end sales charges, as             * No front-end sales charge; all your
  described below. There are                money goes to work for you right
  several ways to reduce these              away.
  charges, also described below.
                                          * Higher annual expenses than Class A
* Lower annual expenses than                shares.
  Class B shares.
                                          * A deferred sales charge on shares
                                            you sell within six years of
                                            purchase, as described below.

                                          * Automatic conversion to Class A
                                            shares after eight years, thus
                                            reducing future annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

Special Equities Fund offers Class C shares, which have their own expense structure and are available to financial institutions only. Call Signature Services for more information (see the back cover of this prospectus).

-------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:

-------------------------------------------------------------------------------
Class A sales charges
-------------------------------------------------------------------------------
                              AS A % OF                AS A % OF YOUR
YOUR INVESTMENT               OFFERING PRICE           INVESTMENT
Up to $49,999                 5.00%                    5.26%
$50,000 - $99,999             4.50%                    4.71%
$100,000 - $249,999           3.50%                    3.63%
$250,000 - $499,999           2.50%                    2.56%
$500,000 - $999,999           2.00%                    2.04%
$1,000,000 and over           See below


INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

-------------------------------------------------------------------------------
CDSC ON $1 MILLION+ INVESTMENTS
-------------------------------------------------------------------------------
YOUR INVESTMENT                   CDSC ON SHARES BEING SOLD
First $1M - $4,999,999            1.00%
Next $1 - $5M above that          0.50%
Next $1 or more above that        0.25%


For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

-------------------------------------------------------------------------------
CLASS B DEFERRED CHARGES
-------------------------------------------------------------------------------
YEARS AFTER PURCHASE              CDSC ON SHARES BEING SOLD
1st year                          5.00%
2nd year                          4.00%
3rd or 4th year                   3.00%
5th year                          2.00%
6th year                          1.00%
After 6 years                     None



For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the First day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.




20 YOUR ACCOUNT

-------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

* Accumulation Privilege - lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

* Letter of Intention - lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

* Combination Privilege - lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options to an existing account.

GROUP INVESTMENT PROGRAM Allows established groups of four or more investors to invest as a group. Each investor has an individual account, but for sales charge purposes, the group's investments are lumped together making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250) and you may terminate the program at any time.


To utilize: contact your financial representative or Signature Services to find out how to qualify.

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:

* to make payments through certain systematic withdrawal plans

* to make certain distributions from a retirement plan

* because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

* government entities that are prohibited from paying mutual fund sales charges

* financial institutions or common trust funds investing $1 million or more for non-discretionary accounts

* selling brokers and their employees and sales representatives

* financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds

* fund trustees and other individuals who are affiliated with these or other John Hancock funds

* individuals transferring assets to a John Hancock fund from an employee benefit plan that has John Hancock funds

* members of an approved affinity group financial services program

* certain insurance company contract holders (one-year CDSC usually applies)

* participants in certain retirement plans with at least 100 members (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

-------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     *  non-retirement account: $1,000

     *  retirement account: $250

     *  group investments: $250

     * Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You can initiate any purchase, exchange or sale of shares through your financial representative.


                                                                YOUR ACCOUNT  21

-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------
            OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT

-------------------------------------------------------------------------------
BY CHECK
-------------------------------------------------------------------------------
[LOGO] * Make out a check for the                * Make out a check for the
         investment amount, payable                investment amount payable to
         to "John Hancock Signature                "John Hancock Signature
         Services, Inc."                           Services, Inc."

       * Deliver the check and your              * Fill out the detachable
         completed application to                  investment slip from an
         your financial representative,            account statement. If no
         or mail them to Signature                 slip is available, include a
         Services (address on next page).          note specifying the fund
                                                   name, your share class, your
                                                   account number and the
                                                   name(s) in which the account
                                                   is registered.

                                                 * Deliver the check and your
                                                   investment slip or note to
                                                   your financial
                                                   representative, or mail them
                                                   to Signature Services
                                                   (address on next page).

-------------------------------------------------------------------------------
BY EXCHANGE
-------------------------------------------------------------------------------
[LOGO] * Call your financial                     * Call Signature Services to
         representative or Signature               request an exchange.
         Services to request an
         exchange.

-------------------------------------------------------------------------------
BY WIRE
-------------------------------------------------------------------------------
[LOGO] * Deliver your completed                  * Instruct your bank to wire
         application to your financial             the amount of your investmen
         representative, or mail it to             to:
         Signature Services.                       First Signature Bank & Trust
                                                   Account # 900000260
       * Obtain your account number by             Routing # 211475000
         calling your financial                    Specify the fund name, your
         representative or Signature               share class, your account
         Services.                                 number and the name(s) in
                                                   which the account is
       * Instruct your bank to wire                registered.  Your bank may
         the amount of your                        charge a fee to wire funds.
         investment to:
         First Signature Bank & Trust
         Account # 900000260
         Routing # 211475000
         Specify the fund name, your
         choice of share class, the new
         account number and the name(s) in
         which the account is registered.
         Your bank may charge a fee to
         wire funds.

-------------------------------------------------------------------------------
BY PHONE
-------------------------------------------------------------------------------
[LOGO]   See "By wire" and "By exchange."        * Verify that your bank or
                                                   credit union is a member of
                                                   the Automated Clearing House
                                                   (ACH) system.

                                                 * Complete the "Invest-By-
                                                   Phone" and "Bank Information"
                                                   sections on your account
                                                   application.

                                                 * Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 * Tell the Signature Services
                                                   representative the fund name
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount of
                                                   your investment.











To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."



22  YOUR ACCOUNT

-------------------------------------------------------------------------------
SELLING SHARES
-------------------------------------------------------------------------------
                DESIGNED FOR         TO SELL SOME OR ALL OF YOUR SHARES

-------------------------------------------------------------------------------
BY LETTER
-------------------------------------------------------------------------------
[LOGO] * Accounts of any type.       * Write a letter of instruction or complete
                                       a stock power indicating the fund name,
       * Sales of any amount.          your share class, your account number,
                                       the name(s) in which the account is
                                       registered and the dollar value or
                                       number of shares you wish to sell.

                                     * Include all signatures and any additional
                                       documents that may be required (see next page).

                                     * Mail the materials to Signature Services.

                                     * A check will be mailed to the name(s) and
                                       address in which the account is
                                       registered, or otherwise according to
                                       your letter of instruction.

-------------------------------------------------------------------------------
BY PHONE
-------------------------------------------------------------------------------
[LOGO] * Most accounts.              * For automated service 24 hours a day
                                       using your touch-tone phone, call the
       * Sales of up to $100,000.      EASI-Line at 1-800-338-8080.

                                     * To place your order with a representative
                                       at John Hancock Funds, call Signature
                                       Services between 8 a.m and 4 p.m. Eastern
                                       Time on most business days.

-------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
-------------------------------------------------------------------------------
[LOGO] * Requests by letter to sell  * Fill out the "Telephone Redemption"
         any amount (accounts of       section of your new account application.
         any type).
                                     * To verify that the telephone redemption
       * Requests by phone to sell     privilege is in place on an account, or
         up to $100,000 (accounts      to request the forms to add it to an
         with telephone redemption     existing account, call Signature
         privileges).                  Services.

                                     * Amounts of $1,000 or more will be wired
                                       on the next business day. A $4 fee will
                                       be deducted from your account.

                                     * Amounts of less than $1,000 may be sent
                                       by EFT or by check. Funds from EFT
                                       transactions are generally available by
                                       the second business day. Your bank may
                                       charge a fee for this service.

-------------------------------------------------------------------------------
BY EXCHANGE
-------------------------------------------------------------------------------
[LOGO] * Accounts of any type.       * Obtain a current prospectus for the fund
                                       into which you are exchanging by
       * Sales of any amount.          calling your financial representative
                                       or Signature Services.

                                     * Call Signature Services to request an
                                       exchange.


-------------------------------------
ADDRESS
John Hancock Signature Services, Inc.
1 John Hancock Way STE 1000
Boston, MA  02217-1000

PHONE
1-800-225-5291

Or contact your financial
representative for instructions and
assistance.
-------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                YOUR ACCOUNT  23

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders.
You will need a signature guarantee if:

*  your address of record has changed within the past 30 days
*  you are selling more than $100,000 worth of shares
* you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

*  a broker or securities dealer
*  a federal savings, cooperative or other type of bank
*  a savings and loan or other thrift institution
*  a credit union
*  a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.



--------------------------------------------------------------------------------
SELLER                                  REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------

Owners of individual, joint, sole       *  Letter of instruction.
proprietorship, UGMA/UTMA (custodial    *  On the letter, the signatures
accounts for minors) or general            and titles of all persons
partner accounts.                          authorized to sign for the account,
                                           exactly as the account is registered.
                                        *  Signature guarantee if applicable
                                           (see above).

Owners of corporate or association      *  Letter of instruction.
accounts.                               *  Corporate resolution, certified
                                           within the past 90 days.
                                        *  On the letter and the resolution,
                                           the signature of the person(s)
                                           authorized to sign for the account.
                                        *  Signature guarantee if applicable
                                           (see above).

Owners or trustees of trust accounts.   *  Letter of instruction.
                                        *  On the letter, the signature(s) of
                                           the trustee(s).
                                        *  If the names of all trustees are not
                                           registered on the account, please
                                           also provide a copy of the trust
                                           document certified within the past
                                           60 days.
                                        *  Signature guarantee if applicable
                                           (see above).

Joint tenancy shareholders whose        *  Letter of instruction signed by
co-tenants are deceased.                   surviving tenant.
                                        *  Copy of death certificate.
                                        *  Signature guarantee if applicable
                                           (see above).

Executors of shareholder estates.       *  Letter of instruction signed by
                                           executor.
                                        *  Copy of order appointing executor.
                                        *  Signature guarantee if applicable
                                           (see above).

Administrators, conservators,           *  Call 1-800-225-5291 for
guardians and other sellers or             instructions.
account types not listed above.


24 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

CERTIFICATED SHARES Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

ELIGIBILITY BY STATE You may only invest in, or exchange into, fund shares legally available in your state.


--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

* after every transaction (except a dividend reinvestment) that affects your account balance

*  after any changes of name or address of the registered owner(s)

*  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally distribute most or all of their net earnings in the form of dividends.Any capital gains are distributed annually. Most of the funds do not typically pay income dividends, with the exception of Disciplined Growth Fund and Regional Bank Fund, which typically pay income dividends semi-annually and quarterly, respectively.


                                                                YOUR ACCOUNT 25

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

TAXABILITY OF DIVIDENDS As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.


--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

*  Complete the appropriate parts of your account application.

* If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

*  Make sure you have at least $5,000 worth of shares in your account.

* Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

* Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

* Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

* Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


26 YOUR ACCOUNT

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

HOW THE FUNDS ARE ORGANIZED Each John Hancock growth fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock growth funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

                                  ------------
                                  SHAREHOLDERS
                                  ------------

                                --------------------------------------------
                                       FINANCIAL SERVICES FIRMS AND
                                           THEIR REPRESENTATIVES
  DISTRIBUTION AND
SHAREHOLDER SERVICES            Advise current and prospective share-
                                holders on their fund investments, often
                                in the context of an overall financial plan.
                                --------------------------------------------

       -------------------------------------------       -------------------------------------------------
                  POLITICAL DISTRIBUTOR                                    TRANSFER AGENT

                 John Hancock Funds, Inc.                      John Hancock Signature Services, Inc.
                  101 Huntington Avenue                             1 John Hancock Way STE 1000
                  Boston, MA 02199-7603                                Boston, MA 02217-1000

         Markets the funds and distributes shares         Handles shareholder services, including record-
       through selling brokers, financial planners       keeping and statements, distribution of dividends,
           and other financial representatives.               and processing of buy and sell requests.
       -------------------------------------------       -------------------------------------------------


                                                                          -------------------------------------
----------------------------------    -------------------------------                  CUSTODIAN
            SUBADVISER                       INVESTMENT ADVISER
                                                                               Investors Bank & Trust Co.
         DFS Advisors LLC               John Hancock Advisers, Inc.                 89 South Street                   ASSET
         75 State Street                   101 Huntington Avenue                    Boston, MA 02111                MANAGEMENT
         Boston, MA 02109                  Boston, MA 02199-7603
                                                                          Holds the funds' assets, settles all
  Provides portfolio management       Manages the funds' business and     portfolio trades and collects most of
services to Special Equities Fund.         investment activities.            the valuation data required for
----------------------------------    -------------------------------         calculating each fund's NAV.
                                                                          -------------------------------------


                        --------------------------------
                                    TRUSTEES

                        Supervise the funds' activities.
                        --------------------------------

                                                                 FUND DETAILS 27

ACCOUNTING COMPENSATION The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

PORTFOLIO TRADES In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

INVESTMENT GOALS Except for Discovery Fund, Emerging Growth Fund, Financial Industries Fund and Special Opportunities Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.

DIVERSIFICATION Except for Special Opportunities Fund, all of the growth funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION
As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
  CLASS B UNREIMBURSED DISTRIBUTION EXPENSES(1)
--------------------------------------------------------------------------------
                          UNREIMBURSED      AS A % OF
  FUND                    EXPENSES          NET ASSETS
Disciplined Growth        $ 3,798,216         4.19%
Discovery                 $   886,207         1.01%
Emerging Growth           $11,288,492         2.59%
Financial Industries              N/A         N/A
Growth                    $   208,458         0.79%
Regional Bank             $59,994,035         3.42%
Special Equities          $19,220,716         2.54%
Special Opportunities     $ 7,346,826         4.20%


(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.


INITIAL COMPENSATION Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

ANNUAL COMPENSATION Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.

28 FUND DETAILS


----------------------------------------------------------------------------------------------------------------------------------
  CLASS A INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                                            MAXIMUM
                                 SALES CHARGE               REALLOWANCE            FIRST YEAR                MAXIMUM
                                 PAID BY INVESTORS          OR COMMISSION          SERVICE FEE               TOTAL COMPENSATION(1)
                                 (% of offering price)      (% of offering price)  (% of net investment)     (% of offering price)
  Up to $49,999                  5.00%                      4.01%                  0.25%                     4.25%
  $50,000 - $99,999              4.50%                      3.51%                  0.25%                     3.75%
  $100,000 - $249,999            3.50%                      2.61%                  0.25%                     2.85%
  $250,000 - $499,999            2.50%                      1.86%                  0.25%                     2.10%
  $500,000 - $999,999            2.00%                      1.36%                  0.25%                     1.60%

  REGULAR INVESTMENTS OF
  $1 MILLION OR MORE
  First $1M - $4,999,999         --                         0.75%                  0.25%                     1.00%
  Next $1 - $5M above that       --                         0.25%                  0.25%                     0.50%
  Next $1 or more above that     --                         0.00%                  0.25%                     0.25%

  Waiver investments(2)          --                         0.00%                  0.25%                     0.25%

----------------------------------------------------------------------------------------------------------------------------------
  CLASS B INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                                            MAXIMUM
                                                            REALLOWANCE            FIRST YEAR                MAXIMUM
                                                            OR COMMISSION          SERVICE FEE               TOTAL COMPENSATION
                                                            (% of offering price)  (% of net investment)     (% of offering price)
  All amounts                                               3.75%                  0.25%                     4.00%



(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

                                                                FUND DETAILS  29

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the performance of a John Hancock growth fund will be positive over any period of time - days, months or years. However, stock funds as a category have historically performed better over the long term than bond or money market funds.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.
* HEDGED When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
* SPECULATIVE To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds. Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

MARKET RISK may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK The risk of losses attributable to government or political act ions, from changes in tax or trade statutes to governmental collapse and war.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

30  FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
HIGHER-RISK SECURITIES AND PRACTICES
------------------------------------------------------------------------------------------------------------------------------------

This table shows each fund's investment
limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

10     Percent of total assets (italic type)
10     Percent of net assets (roman type)
[X]    No policy limitation on usage;
       fund may be using currently
[ ]    Permitted, but has not typically
       been used                          DISCIPLINED             EMERGING   FINANCIAL           REGIONAL   SPECIAL       SPECIAL
--     Not permitted                        GROWTH     DISCOVERY   GROWTH    INDUSTRIES   GROWTH   BANK     EQUITIES   OPPORTUNITIES

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES

BORROWING; REVERSE REPURCHASE AGREEMENTS
The borrowing of money from banks or
through reverse repurchase agreements.
Leverage, credit risks.                        5           5         33.3        5         33.3     5         33.3         33.3

REPURCHASE AGREEMENTS  The purchase of
a security that must later be sold back
to the seller at the same price plus
interest. Credit risk.                         [X]         [X]       [X]         [X]       [X]      [X]       [X]          [X]

SECURITIES LENDING  The lending of
securities to financial institutions,
which provide cash or government
securities as collateral. Credit risk.         5           33.3      30          33.3      33.3     --        33.3         33.3

SHORT SALES The selling of securities
which have been borrowed on the
expectation that the market price will
drop.
*  Hedged. Hedged leverage, market,
   correlation, liquidity, opportunity
   risks.                                      --          [ ]       [ ]         [ ]       [ ]      --        [ ]          [X]
*  Speculative. Speculative leverage,
   market, liquidity risks.                    --          [ ]       --          [ ]       [ ]      --        [ ]          5

SHORT-TERM TRADING  Selling a security
soon after purchase. A portfolio
engaging in short-term trading will
have higher turnover and transaction
expenses. Market risk.                         [X]         [X]       [X]         [X]       [X]      [X]       [X]          [X]

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS The purchase or sale of
securities for delivery at a future
date; market value may change before
delivery. Market, opportunity,
leverage risks.                                [X]         [X]       [X]         [X]       [X]      [X]       [X]          [X]


------------------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES

NON-INVESTMENT-GRADE SECURITIES
Securities rated below BBB/Baa are
considered junk bonds. Credit, market,
interest rate, liquidity, valuation,
information risks.                             --          --        10          5         5        5         --           --

FOREIGN EQUITIES
*  Stocks issued by foreign companies.
   Market, currency, information, natural
   event, political risks.                     --          25        [X]         [X]       15       [ ]       [X]          [X]
*  American or European depository
   receipts, which are dollar-denominated
   securities typically issued by American
   or European banks and are based on
   ownership of securities issued by
   foreign companies. Market, currency,
   information, natural event, political
   risks.                                      10          25        [X]         [X]       15       [ ]       [X]          [X]

RESTRICTED AND ILLIQUID SECURITIES
Securities not traded on the open market.
May include illiquid Rule 144A securities.
Liquidity, valuation, market risks.            15          15        10          15        15       15        15           15

------------------------------------------------------------------------------------------------------------------------------------
LEVERAGED DERIVATIVE SECURITIES

FINANCIAL FUTURES AND OPTIONS;
SECURITIES AND INDEX OPTIONS Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index.
*  Futures and related options. Interest
   rate, currency, market, hedged or
   speculative leverage, correlation,
   liquidity, opportunity risks.               [ ]         [X]       [X]         [ ]       [ ]      --        [ ]          [X]
*  Options on securities and indices.
   Interest rate, currency, market,
   hedged or speculative leverage,
   correlation, liquidity, credit,
   opportunity risks.                          [ ]         [ ]       [X]         [ ]       [ ]      [ ]       [ ]          [X]

CURRENCY CONTRACTS  Contracts involving
the right or obligation to buy or sell a
given amount of foreign currency at a
specified price and future date.
*  Hedged. Currency, hedged leverage,
   relation, liquidity, opportunity risks.     --          25        [X]         [ ]       [X]      --        [ ]          [X]
*  Speculative. Currency, speculative
   leverage, liquidity risks.                  --          --        --          [ ]       --       --        [ ]          --

                                                                 FUND DETAILS 31

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that        To request a free copy of the current
offer further information               annual/semi-annual report or SAI,
on John Hancock growth funds:           please write or call:

ANNUAL/SEMI-ANNUAL REPORT TO            John Hancock Signature Services, Inc.
SHAREHOLDERS                            1 John Hancock Way STE 1000
Includes financial statements,          Boston, MA 02217-1000
detailed performance information,       Telephone: 1-800-225-5291
portfolio holdings, a statement         EASI-Line: 1-800-338-8080
from portfolio management and           TDD: 1-800-544-6713
the auditor's report.                   Internet: www.jhancock.com/funds

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed
information on all aspects of the
funds. The current annual/
semi-annual report is included
in the SAI.

A current SAI has been filed with
the Securities and Exchange
Commission and is incorporated
by reference (is legally a part
of this prospectus).




[LOGO]   JOHN HANCOCK FUNDS
         A GLOBAL INVESTMENT MANAGEMENT FIRM

         101 Huntington Avenue
         Boston, Massachusetts 02199-7603

                                                (C)1996 John Hancock Funds, Inc.
                                                                     GROPN  3/97
JOHN HANCOCK (R)
FINANCIAL SERVICES

                                                                  JOHN HANCOCK

                                                                  INTERNATIONAL/
                                                                  GLOBAL FUNDS
[graphic omitted]

  PROSPECTUS
  MARCH 1, 1997

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
o are not bank deposits
o are not federally insured
o are not endorsed by any bank or government agency
o are not guaranteed to achieve their goal(s)

Short-Term Strategic Income Fund may invest up to 67% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


GROWTH

GLOBAL FUND
GLOBAL MARKETPLACE FUND
GLOBAL RX FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL FUND
PACIFIC BASIN EQUITIES FUND


INCOME

SHORT-TERM STRATEGIC INCOME FUND
WORLD BOND FUND

[GRAPHIC OMITTED] JOHN HANCOCK FUNDS
                  A Global Investment Management Firm

                  101 Huntington Avenue, Boston, Massachusetts 02199-7603

CONTENTS
-------------------------------------------------------------------------------

A fund-by-fund look at goals, strategies, risks, expenses and financial history.

[GRAPHIC OMITTED] GROWTH
     GLOBAL FUND                                                      4
     GLOBAL MARKETPLACE FUND                                          6
     GLOBAL RX FUND                                                   8
     GLOBAL TECHNOLOGY FUND                                          10
     INTERNATIONAL FUND                                              12
     PACIFIC BASIN EQUITIES FUND                                     14

[GRAPHIC OMITTED] INCOME
     SHORT-TERM STRATEGIC INCOME FUND                                16
     WORLD BOND FUND                                                 18

Policies and instructions for opening, maintaining and closing an account in any international/global fund.

     YOUR ACCOUNT
     CHOOSING A SHARE CLASS                                          20
     HOW SALES CHARGES ARE CALCULATED                                20
     SALES CHARGE REDUCTIONS AND WAIVERS                             21
     OPENING AN ACCOUNT                                              22
     BUYING SHARES                                                   23
     SELLING SHARES                                                  24
     TRANSACTION POLICIES                                            26
     DIVIDENDS AND ACCOUNT POLICIES                                  26
     ADDITIONAL INVESTOR SERVICES                                    27

Details that apply to the international/global funds as a group.

     FUND DETAILS
     BUSINESS STRUCTURE                                              28
     SALES COMPENSATION                                              29
     MORE ABOUT RISK                                                 31

     FOR MORE INFORMATION                                    BACK COVER

OVERVIEW
-------------------------------------------------------------------------------

GOAL OF THE INTERNATIONAL/GLOBAL FUNDS
John Hancock international/global funds invest in foreign and U.S. securities. Most of the funds invest primarily in stocks and seek long-term growth of capital. Two funds invest primarily in bonds and seek current income or maximum total return. Each fund has its own strategy and own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST
These funds may be appropriate for investors who:
o are seeking to diversify a portfolio of domestic investments
o are seeking access to markets that can be less accessible to individual investors
o are seeking funds for the growth or income portion of an asset allocation portfolio
o are investing for goals that are many years in the future

International/global funds may NOT be appropriate if you:
o  are investing with a shorter time horizon in mind
o  are uncomfortable with an investment whose value may vary substantially
o  want to limit your exposure to foreign securities

THE MANAGEMENT FIRM
All John Hancock international/global funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $19 billion in assets.


FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC OMITTED] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC OMITTED] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[GRAPHIC OMITTED] Risk factors  The major risk factors associated with the fund.

[GRAPHIC OMITTED] Portfolio management The individual or group (including subadvisers, if any) designated by the investment adviser to handle the fund's day-to-day management.

[GRAPHIC OMITTED] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[GRAPHIC OMITTED] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

GLOBAL FUND
REGISTRANT NAME: FREEDOM INVESTMENT TRUST II    TICKER SYMBOL    CLASS A: JHGAX
                                                                 CLASS B: FGLOX
-------------------------------------------------------------------------------
GOAL AND STRATEGY
[GRAPHIC OMITTED] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of foreign and U.S. companies. The fund maintains a diversified portfolio of company and government securities from around the world. Under normal circumstances, the fund expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S.

The fund does not maintain a fixed allocation of assets, either with respect to securities type or to geography.

PORTFOLIO SECURITIES
[GRAPHIC OMITTED] Under normal circumstances, the fund invests at least 65% of assets in common stocks and convertible securities, but may invest in virtually any type of security, foreign or domestic, including preferred and convertible securities, warrants and investment-grade debt securities. Not counting short-term securities, the fund generally expects that no more than 5% of assets will be invested in debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC OMITTED] As with any growth fund, the value of your investment will fluctuate in response to stock market movements.

Because it invests internationally, the fund carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets such as those of Latin America, Southeast Asia and Eastern Europe.

To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

MANAGEMENT/SUBADVISER
[GRAPHIC OMITTED] Miren Etcheverry, John L.F. Wills and Gerardo J. Espinoza lead the portfolio management team. Ms. Etcheverry and Mr. Espinoza are senior vice presidents and joined John Hancock Funds in December 1996, having been in the investment business since 1978 and 1979, respectively. Mr. Wills is a senior vice president of the adviser and managing director of the subadviser, John Hancock Advisers International. He joined John Hancock Funds in 1987 and has been in the investment business since 1969.
-------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC OMITTED] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES                        CLASS A   CLASS B
-------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                      5.00%     none
-------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends     none      none
-------------------------------------------------------------------------------
 Maximum deferred sales charge                            none(1)   5.00%
-------------------------------------------------------------------------------
 Redemption fee(2)                                        none      none
-------------------------------------------------------------------------------
 Exchange fee                                             none      none
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
 Management fee(3)                       0.96%     0.96%
-------------------------------------------------------------------------------
 12b-1 fee(4)                            0.30%     1.00%
-------------------------------------------------------------------------------
 Other expenses                          0.63%     0.63%
-------------------------------------------------------------------------------
 Total fund operating expenses           1.89%     2.59
-------------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
 SHARE CLASS                               YEAR 1  YEAR 3   YEAR 5   YEAR 10
-------------------------------------------------------------------------------
 Class A shares                              $68     $106     $147     $260
-------------------------------------------------------------------------------
 Class B shares
   Assuming redemption at end of period      $76     $111     $158     $275
-------------------------------------------------------------------------------
   Assuming no redemption                    $26     $ 81     $138     $275
-------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Includes a subadviser fee equal to 0.70% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS
INDICATED BY CLASS
B YEAR-BY-YEAR TOTAL
INVESTMENT
RETURN (%)          35.42(4)                7.05   30.22           14.04                 34.95       7.97                   9.10
---------------------------------------------------------------------------------------------------------------------------------
(scale varies from             (16.97)(4)                 (10.42)             (3.85)                           (1.01)
fund to fund)

---------------------------------------------------------------------------------------------------------------------------------
 CLASS A - PERIOD ENDED:                                               10/92(1)       10/93        10/94       10/95      10/96
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                  $11.31         $10.55       $14.30      $14.16     $12.67
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                           (0.04)(2)      (0.10)(2)    (0.07)(2)   (0.03)(2)  (0.02)(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                                (0.72)          3.85         1.24       (0.13)      1.20
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                       (0.76)          3.75         1.17       (0.16)      1.18
---------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
   Distributions from net realized gain on investments
   sold and foreign currency transactions                                  --            --         (1.31)      (1.33)     (0.88)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                         $10.55        $14.30       $14.16      $12.67     $12.97
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                      (6.72)(4)      35.55         8.64       (0.37)      9.87
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)                          76,980         90,787      100,973      93,597     94,746
---------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)                             2.47(5)        2.12         1.98        1.87       1.88
---------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets (%)        (0.60)(5)      (0.86)       (0.54)      (0.23)     (0.19)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                               69            108           61          60         98
---------------------------------------------------------------------------------------------------------------------------------
 Average brokerage commission rate(6) ($)                                 N/A            N/A          N/A         N/A     0.0221

---------------------------------------------------------------------------------------------------------------------------------
 CLASS B -
  PERIOD ENDED:       5/87(7)   10/87(8)   10/88   10/89   10/90  10/91       10/92    10/93      10/94       10/95       10/96
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
   PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
   beginning
   of period        $9.60      $13.00     $10.42  $10.67  $13.58  $ 9.94     $10.92     $10.50     $14.17     $13.93      $12.36
---------------------------------------------------------------------------------------------------------------------------------
 Net investment
   income (loss)     0.08       (0.05)      0.01   (0.10)  (0.02)  (0.01)(2)  (0.12)(2)  (0.15)(2)  (0.15)(2)  (0.11)(2)  (0.10)(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and
   unrealized gain
   (loss) on
   investments and
   foreign currency
   transactions      3.32       (2.08)      0.69    3.25   (1.12)   1.35      (0.30)      3.82       1.22      (0.13)       1.16
---------------------------------------------------------------------------------------------------------------------------------
 Total from
  investment
  operations         3.40       (2.13)      0.70    3.15   (1.14)   1.34      (0.42)      3.67       1.07      (0.24)       1.06
---------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
   Distributions
    from ne
    investment
    income           --          (0.12)      --    (0.01)   --      --         --         --         --         --          --
---------------------------------------------------------------------------------------------------------------------------------
   Distributions
    from net
    realized
    gain on
    investments
    sold and
    foreign
    currency
    transactions     --         (0.33)     (0.45)  (0.23)  (2.50)  (0.36)      --         --        (1.31)     (1.33)      (0.88)
---------------------------------------------------------------------------------------------------------------------------------
   Total
   distributions     --         (0.45)     (0.45)  (0.24)  (2.50)  (0.36)      --         --        (1.31)     (1.33)      (0.88)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  end of period    $13.00      $10.42     $10.67  $13.58   $9.94  $10.92     $10.50     $14.17     $13.93     $12.36      $12.54
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT
  RETURN AT NET
  ASSET
  VALUE(3)(%)       35.42(4)   (16.97)(4)   7.05   30.22  (10.42)  14.04      (3.85)     34.95       7.97      (1.01)       9.10
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND
  SUPPLEMENTAL
  DATA
---------------------------------------------------------------------------------------------------------------------------------
 Net assets,
  end of period
 (000s omitted)($) 62,264      50,883     34,380  35,596  33,281  28,686     11,475     19,340     31,822     24,570      27,599
---------------------------------------------------------------------------------------------------------------------------------
 Ratio of
  expenses to
  average net
  assets (%)         2.38(5      2.56(5)    2.55    2.30    2.46    2.60       2.68       2.49       2.59      2.57         2.54
---------------------------------------------------------------------------------------------------------------------------------
 Ratio of net
  investment
  income (loss)
  to average
  net assets(%)      0.99(5)    (0.78)(5)   0.09   (0.47)  (0.59)  (0.12)     (1.03)     (1.25)     (1.12)     (0.89)      (0.83)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio
  turnover rate(%)     91          81        142     138      58     106         69        108         61         60          98
---------------------------------------------------------------------------------------------------------------------------------
 Average brokerage
  commission
  rate(6)($)          N/A         N/A        N/A     N/A     N/A     N/A        N/A        N/A        N/A        N/A      0.0221
---------------------------------------------------------------------------------------------------------------------------------

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7) For the period September 2, 1986 (commencement of operations) to May 31, 1987.
(8) For the period June 1, 1987 to October 31, 1987.

GLOBAL MARKETPLACE FUND
REGISTRANT NAME: JOHN HANCOCK WORLD FUND        TICKER SYMBOL    CLASS A: JHGMX
                                                                 CLASS B: JHMBX
-------------------------------------------------------------------------------

GOAL AND STRATEGY
[GRAPHIC OMITTED] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests primarily in foreign and U.S. stocks of companies that merchandise goods and services to consumers or to consumer companies. The fund seeks companies of any size that appear to possess a competitive advantage, such as a unique product or distribution method, new technologies or innovative marketing or sales methods. Under normal circumstances, the fund invests at least 65% of assets in these companies, and expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S.

PORTFOLIO SECURITIES
[GRAPHIC OMITTED] The fund invests primarily in the common stocks of U.S. and foreign companies. It also may invest in warrants, preferred stocks and convertible securities.

For liquidity and flexibility, the fund may invest up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC OMITTED] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on a single sector (consumer businesses), its performance may be disproportionately affected by a few key factors, such as economic conditions and consumer confidence levels.

Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31.

To the extent that the fund invests in smaller capitalization companies or emerging markets, or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[GRAPHIC OMITTED] Bernice S. Behar, CFA, leader of the fund's portfolio management team since the fund's inception in September 1994, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.

-------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC OMITTED] Fund investors pay various expenses, either directly or indirectly. The figures below are based on expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

-------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES                      CLASS A   CLASS B
-------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                     5.00%     none
-------------------------------------------------------------------------------
 Maximum sales charge imposed on
 reinvested dividends                                    none      none
-------------------------------------------------------------------------------
 Maximum deferred sales charge                           none(1)   5.00%
-------------------------------------------------------------------------------
 Redemption fee(2)                                       none      none
-------------------------------------------------------------------------------
 Exchange fee                                            none      none
-------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
 Management fee (after expense limitation)(3)           0.22%      0.22%
-------------------------------------------------------------------------------
 12b-1 fee(4)                                           0.30%      1.00%
-------------------------------------------------------------------------------
 Other expenses                                         1.02%      1.02%
-------------------------------------------------------------------------------
 Total fund operating expenses (after limitation)(3)    1.54%      2.24%
-------------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

-------------------------------------------------------------------------------
 SHARE CLASS                            YEAR 1  YEAR 3   YEAR 5   YEAR 10
-------------------------------------------------------------------------------
 Class A shares                          $65     $96      $130     $224
-------------------------------------------------------------------------------
 Class B shares
-------------------------------------------------------------------------------
   Assuming redemption at end of period  $73     $100     $140     $240
-------------------------------------------------------------------------------
   Assuming no redemption                $23     $ 70     $120     $240
-------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser`s agreement to limit expenses (except for 12b-1 and transfer agent expenses). Without this limitation, management fees would be 0.80% for each class and total fund operating expenses would be 2.12% for Class A and 2.82% for Class B. The adviser may terminate this limitation at any time.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)                  35.61(5)    31.94          0.99(5)
-----------------------------------------------------------------------------------------------------------------------------------
(scale varies from fund to fund)                                                                                          two
                                                                                                                         months
-----------------------------------------------------------------------------------------------------------------------------------
 CLASS A - PERIOD ENDED:                                                                     8/95(1)       8/96        10/96(2)
-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                         $8.50      $11.49        $15.16
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                                  0.01(3)    (0.08)(3)     (0.02)(3)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                                                 3.01        3.75          0.17
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                              3.02        3.67          0.15
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                                                       (0.01)        --           --
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions in excess of net investment income                                           (0.02)        --           --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                        (0.03)        --           --
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                              $11.49      $15.16       $15.31
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                                            35.61(5)    31.94         0.99(5)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Adjusted Investment Return at Net Asset Value(4,6) (%)                                 28.69(5)    29.69         0.89(5)
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)                                                   712      16,966       21,782
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)                                                   1.50(7)     1.45         1.54(7)
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted expenses to average net assets(8) (%)                                       9.00(7)     3.70         2.12(7)
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets (%)                                0.06(7)    (0.57)       (0.70)(7)
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted net investment income (loss) to average net assets(8) (%)                  (7.44)(7)   (2.82)       (1.28)(7)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                                                     63          52           12
-----------------------------------------------------------------------------------------------------------------------------------
 Fee reduction per share  ($)                                                                  0.65(3)     0.31         0.02
-----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage commission rate(9) ($)                                                       N/A      0.0140       0.0079

-----------------------------------------------------------------------------------------------------------------------------------
 CLASS B - PERIOD ENDED:                                                                                 8/96(1)       10/96(2)
-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                                    $11.95       $15.09
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                                            (0.11)(3)     (0.04)(3)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and foreign currency transactions                 3.25          0.17
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                         3.14          0.13
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                         $15.09        $15.22
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                                                       26.28(5)       0.86(5)
-----------------------------------------------------------------------------------------------------------------------------------
 Total adjusted investment return at net asset value(4,6) (%)                                            25.50(5)       0.76(5)
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)                                                           22,246        30,133
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)                                                              2.15(7)       2.24(7)
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted expenses to average net assets(8) (%)                                                  3.49(7)       2.82(7)
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets (%)                                         (1.28)(7)     (1.42)(7)
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted net investment income (loss) to average net assets(8) (%)                             (2.62)(7)     (2.00)(7)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                                                                52            12
-----------------------------------------------------------------------------------------------------------------------------------
 Fee reduction per share  ($)                                                                             0.11          0.02
-----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage commission rate(9) ($)                                                               0.0140        0.0079
-----------------------------------------------------------------------------------------------------------------------------------

(1) Class A and Class B shares commenced operations September 29, 1994 and January 22, 1996, respectively.
(2) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.
(9) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

GLOBAL RX FUND
REGISTRANT NAME: JOHN HANCOCK WORLD FUND         TICKER SYMBOL    CLASS A: JHGRX
                                                                  CLASS B: JHRBX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[GRAPHIC OMITTED] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of foreign and U.S. health care companies. The fund defines health care companies as those deriving at least half of their gross revenues, or committing at least half of their gross assets, to health care-related activities. Under normal circumstances, the fund invests at least 65% of assets in these companies, including small- and medium-sized companies. The fund expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S. Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer.

The fund has an independent advisory board composed of scientific and medical experts to provide advice and consultation on health care developments.

PORTFOLIO SECURITIES
[GRAPHIC OMITTED] The fund invests primarily in foreign and domestic common stocks, and may invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC OMITTED] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on a single sector (health care), and because this sector has historically been volatile, investors should expect above-average volatility.

Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31.

To the extent that the fund invests in smaller capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[GRAPHIC OMITTED] Linda I. Miller, CFA, leader of the fund's portfolio management team since January 1996, is a vice president of the adviser. She joined John Hancock Funds in November 1995 and has been in the investment business with a focus on the health care industry since 1980.

INVESTOR EXPENSES
[GRAPHIC OMITTED] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses               Class A           Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)             5.00%               none
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 reinvested dividends                            none                none
--------------------------------------------------------------------------------
 Maximum deferred sales charge                   none(1)             5.00%
--------------------------------------------------------------------------------
 Redemption fee(2)                               none                none
--------------------------------------------------------------------------------
 Exchange fee                                    none                none
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management fee                                  0.80%               0.80%
--------------------------------------------------------------------------------
 12b-1 fee(3)                                    0.30%               1.00%
--------------------------------------------------------------------------------
 Other expenses                                  0.82%               0.82%
--------------------------------------------------------------------------------
 Total fund operating expenses                   1.92%               2.62%
--------------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 SHARE CLASS                  YEAR 1     YEAR 3      YEAR 5      YEAR 10
 Class A shares                $69        $107        $148        $263
--------------------------------------------------------------------------------
 Class B shares
--------------------------------------------------------------------------------
   Assuming redemption
   at end of period            $77        $111        $159        $278
--------------------------------------------------------------------------------
   Assuming no redemption      $27        $81         $139        $278
--------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A YEAR-BY-YEAR TOTAL
INVESTMENT RETURN (%)                                                33.40(5)     30.89     23.39     18.39     0.30
----------------------------------------------------------------------------------------------------------------------------------
(scale varies from fund to fund)                                                                                         (1.26)(5)
                                                                                                                          two
                                                                                                                         months

----------------------------------------------------------------------------------------------------------------------------------
 CLASS A - PERIOD ENDED:                                             8/92(1)      8/93      8/94      8/95      8/96      10/96(2)
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                $10.00      $13.34    $13.38    $16.51    $21.61     $25.43
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                         (0.03)      (0.23)    (0.32)    (0.36)(3) (0.19)(3)  (0.05)(3)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments
 and foreign currency transactions                                     3.37        0.27      3.45      5.46      4.15      (0.27)
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                      3.34        0.04      3.13      5.10      3.96      (0.32)
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments
   sold and foreign currency transactions                               --          --        --        --      (0.14)       --
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $13.34      $13.38    $16.51    $21.61    $25.43     $25.11
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                    33.40(5)     0.30     23.39     30.89     18.39      (1.26)(5)
----------------------------------------------------------------------------------------------------------------------------------
 Total adjusted investment return at net asset
 value(4,6) (%)                                                       32.11(5)     0.04       --        --        --         --
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)                        14,702      15,647    18,643    24,394    42,405     42,618
 Ratio of expenses to average net assets (%)                           1.98(7)     2.50      2.55      2.56      1.80       1.92(7)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted expenses to average net assets(8) (%)               3.39(7)     2.76       --        --        --         --
 Ratio of net investment income (loss) to average net
 assets (%)                                                          (0.51)(7)    (1.67)    (2.01)    (1.99)    (0.75)     (1.04)(7)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted net investment income (loss) to average
 net assets(8) (%)                                                   (1.92)(7)    (1.93)      --        --        --         --
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                            48           93        52        38        68         24
----------------------------------------------------------------------------------------------------------------------------------
 Fee reduction per share  ($)                                        0.085        0.035       --        --        --         --
----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage commission rate(9) ($)                              N/A          N/A       N/A       N/A    0.0181    0.0726

----------------------------------------------------------------------------------------------------------------------------------
 CLASS B - PERIOD ENDED:                                                                    8/94(1)   8/95      8/96      10/96(2)
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                      $17.29    $16.46    $21.35     $24.94
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                               (0.17)(3) (0.55)(3) (0.34)(3)  (0.08)(3)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                                         (0.66)     5.44      4.07      (0.26)
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                 (0.83)    4.89    3.73   (0.34)
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments
   sold and foreign currency transactions                                                     --        --      (0.14)       --
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                   $16.46  $21.35  $24.94   $24.60
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                                          (4.80)(5) 29.71     17.53      (1.36)(5)
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)                                                      1,071   6,333  36,591   37,521
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)                                                 3.34(7)   3.45      2.42       2.62(7)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net
   assets (%)                                                                               (2.65)(7) (2.91)    (1.33)     (1.74)(7)
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                                                   52        38        68         24
----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage commission rate(9) ($)                                                     N/A       N/A    0.0181     0.0726
----------------------------------------------------------------------------------------------------------------------------------

(1) Class A and Class B shares commenced operations on October 1, 1991 and March 7, 1994, respectively.
(2) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.
(9) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

GLOBAL TECHNOLOGY FUND
REGISTRANT NAME: JOHN HANCOCK SERIES TRUST         TICKER SYMBOL  CLASS A: NTTFX
                                                                  CLASS B: FGTBX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[GRAPHIC OMITTED] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of foreign and U.S. companies that rely extensively on technology in their product development or operations. Under normal circumstances, the fund invests at least 65% of assets in these companies, and expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S. Income is a secondary goal.

PORTFOLIO SECURITIES
[GRAPHIC OMITTED] The fund invests primarily in foreign and domestic common stocks, and may invest in warrants, preferred stocks and convertible debt securities. The fund may invest up to 10% of assets in debt securities of any maturity. These may include securities rated as low as CC/Ca and their unrated equivalents. Bonds rated lower than BBB/Baa are considered junk bonds.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, including restricted securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC OMITTED] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on a single sector (technology), and because this sector has historically been volatile, investors should expect above-average volatility.

Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets such as those of Latin America, Asia and Eastern Europe. To the extent that the fund invests in smaller capitalization companies or junk bonds, it further increases the chances for fluctuations in share price and total return. Please read "More about risk" carefully before investing.

MANAGEMENT/SUBADVISER
[GRAPHIC OMITTED] Barry J. Gordon and Marc H. Klee lead the fund's management team, as they have since the fund's inception in 1983. They are principals of American Fund Advisors, Inc. (AFA), which was the fund's adviser until 1991. Since 1991, AFA has been the fund's subadviser.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC OMITTED] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.


--------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES                    CLASS A       CLASS B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                  5.00%         none
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 reinvested dividends                                 none          none
--------------------------------------------------------------------------------
 Maximum deferred sales charge                        none(1)       5.00%
--------------------------------------------------------------------------------
 Redemption fee(2)                                    none          none
--------------------------------------------------------------------------------
 Exchange fee                                         none          none
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management fee(3)                                    0.79%         0.79%
--------------------------------------------------------------------------------
 12b-1 fee(4)                                         0.30%         1.00%
--------------------------------------------------------------------------------
 Other expenses                                       0.48%         0.48%
--------------------------------------------------------------------------------
 Total fund operating expenses                        1.57%         2.27%
--------------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
 SHARE CLASS                  YEAR 1      YEAR 3      YEAR 5      YEAR 10
--------------------------------------------------------------------------------
 Class A shares                $65         $97         $131        $227
--------------------------------------------------------------------------------
 Class B shares
--------------------------------------------------------------------------------
   Assuming redemption
   at end of period            $73         $101        $142        $243
--------------------------------------------------------------------------------
   Assuming no redemption      $23         $71         $122        $243
--------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Includes a subadviser fee that will not exceed 0.40% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS
INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL
INVESTMENT RETURN (%)    2.89     2.84     10.48     16.61                33.05     5.70     32.06     9.62      46.53      5.22(4)
----------------------------------------------------------------------------------------------------------------------------------
(scale varies from fund                                        (18.46)                                                       ten
to fund)                                                                                                                    months

----------------------------------------------------------------------------------------------------------------------------------
 CLASS A - PERIOD
 ENDED:                 12/86    12/87     12/88    12/89       12/90     12/91    12/92     12/93    12/94      12/95     10/96(1)
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period   $13.57   $13.80    $13.98    $15.31     $16.93    $12.44   $15.60    $14.94   $17.45     $17.84    $24.51
 Net investment
 income (loss)           0.14     0.15      0.15      0.10      (0.04)     0.05    (0.15)    (0.21)   (0.22)(2)  (0.22)(2) (0.14)(2)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain
 (loss) on
 investments and
 foreign currency
 transactions            0.25     0.26      1.32      2.43      (3.09)     4.11     1.00      4.92     1.87       8.53      1.42
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations              0.39     0.41      1.47      2.53      (3.13)     4.16     0.85      4.71     1.65       8.31      1.28
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
   Dividends from net
   investment income    (0.16)   (0.23)    (0.14)    (0.13)       --      (0.04)     --        --       --         --        --
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from
   net realized gain on
   investments and
   foreign currency
   transactions           --       --        --      (0.78)     (1.36)    (0.96)   (1.51)    (2.20)   (1.26)     (1.64)      --
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions  (0.16)   (0.23)    (0.14)    (0.91)     (1.36)    (1.00)   (1.51)    (2.20)   (1.26)     (1.64)      --
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end
 of period             $13.80   $13.98    $15.31    $16.93     $12.44    $15.60   $14.94    $17.45   $17.84     $24.51    $25.79
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT
 RETURN AT NET ASSET
 VALUE(3) (%)            2.89     2.84     10.48     16.61     (18.46)    33.05     5.70     32.06     9.62      46.53      5.22(4)
----------------------------------------------------------------------------------------------------------------------------------
 Total adjusted
 investment return
 at net asset
 value(3,5)               --       --        --        --         --        --      5.53       --       --       46.41       --
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of
 period (000s
 omitted) ($)          56,927   44,224    38,594    40,341     28,864    31,580   32,094  41,749     52,193    155,001   166,010
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to
 average net assets (%)  1.75     1.63      1.75      1.90       2.36      2.32     2.05    2.10    2.16    1.67   1.57(6)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted
 expenses to average
 net assets(7) (%)        --       --        --        --         --        --      2.22       --       --        1.79       --
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net
 investment income
 (loss) to average
 net assets (%)          0.77     0.75      0.89      0.60      (0.28)     0.34    (0.88)    (1.49)   (1.25)     (0.89)    (0.68)(6)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted
 net investment
 income (loss) to
 average net
 assets(7) (%)            --       --        --        --         --        --     (1.05)      --       --       (1.01)      --
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover
 rate (%)                   6        9        12        30         38        67       76        86       67         70        64
----------------------------------------------------------------------------------------------------------------------------------
 Fee reduction per
 share  ($)               --       --        --        --         --        --      0.03       --       --        0.02(2)    --
----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage
 commission rate(8) ($)   N/A      N/A       N/A       N/A        N/A       N/A      N/A       N/A      N/A        N/A    0.0685

----------------------------------------------------------------------------------------------------------------------------------
 CLASS B - PERIOD ENDED:                                                                             12/94(9)    12/95     10/96(1)
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period                                                                                 $17.24     $17.68    $24.08
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income
 (loss)                                                                                               (0.35)(2)  (0.39)(2) (0.28)(2)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss)
 on investments                                                                                        2.05       8.43      1.40
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                                                                                            1.70       8.04      1.12
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
   Distributions from
   net realized gain
   on investments sold                                                                                (1.26)     (1.64)      --
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                                                                                              $17.68     $24.08    $25.20
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN
 AT NET ASSET VALUE(3) (%)                                                                            10.02      45.42      4.65(4)
----------------------------------------------------------------------------------------------------------------------------------
 Total adjusted investment
 return at net asset
 value(3,5)                                                                                             --       45.30       --
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (000s omitted) ($)                                                                                   9,324     35,754    50,949
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to
 average net assets (%)                                                                                2.90(6)    2.41      2.27(6)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted
 expenses to average
 net assets(7) (%)                                                                                      --        2.53       --
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment
 income (loss) to average
 net assets (%)                                                                                       (1.98)(6)  (1.62)    (1.38)(6)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted net
 investment income (loss) to
 average net assets(7) (%)                                                                              --       (1.74)      --
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                                                             67         70        64
----------------------------------------------------------------------------------------------------------------------------------
 Fee reduction per share  ($)                                                                                 --   0.03(2)     --
----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage
 commission rate(8) ($)                                                                                 N/A        N/A    0.0685
----------------------------------------------------------------------------------------------------------------------------------

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) Class B shares commenced operations on January 3, 1994.

International Fund
REGISTRANT NAME: FREEDOM INVESTMENT TRUST II     TICKER SYMBOL    CLASS A: FINAX
                                                                  CLASS B: FINBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[GRAPHIC OMITTED] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of foreign companies. Under normal circumstances, the fund invests at least 65% of assets in these companies. The fund maintains a diversified portfolio of company and government securities from around the world, and generally expects that at any one time it will invest in the securities markets of at least three non-U.S. countries.

The fund does not maintain a fixed allocation of assets, either with respect to securities type or to geography. The fund looks for companies of any size whose earnings show strong growth or that appear to be undervalued.

PORTFOLIO SECURITIES
[GRAPHIC OMITTED] Under normal circumstances, the fund invests primarily in common stocks and other equity securities, but may invest in almost any type of security, foreign or domestic, including preferred and convertible securities, warrants and investment-grade debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC OMITTED] As with any growth fund, the value of your investment will fluctuate in response to stock market movements.

Because it invests internationally, the fund carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets such as those of Latin America, Asia and Eastern Europe.

To the extent that the fund invests in smaller capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

MANAGEMENT/SUBADVISER

[GRAPHIC OMITTED] Miren Etcheverry, John L.F. Wills and Gerardo J. Espinoza lead the fund's portfolio management team. Ms. Etcheverry and Mr. Espinoza are senior vice presidents and joined John Hancock Funds in December 1996, having been in the investment business since 1978 and 1979, respectively. Mr. Wills is a senior vice president of the adviser and managing director of the subadviser, John Hancock Advisers International. He joined John Hancock Funds in 1987 and has been in the investment business since 1969.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC OMITTED] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past fiscal year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES                     CLASS A       CLASS B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                   5.00%          none
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 reinvested dividends                                  none           none
--------------------------------------------------------------------------------
 Maximum deferred sales charge                         none(1)        5.00%
--------------------------------------------------------------------------------
 Redemption fee(2)                                     none           none
--------------------------------------------------------------------------------
 Exchange fee                                          none           none
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management fee (after expense limitation)(3,4)        0.00%          0.00%
--------------------------------------------------------------------------------
 12b-1 fee(5)                                          0.30%          1.00%
--------------------------------------------------------------------------------
 Other expenses (after limitation)(3)                  1.45%          1.45%
--------------------------------------------------------------------------------
 Total fund operating expenses (after limitation)(3)   1.75%          2.45%
--------------------------------------------------------------------------------

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
 SHARE CLASS                      YEAR 1     YEAR 3      YEAR 5      YEAR 10
--------------------------------------------------------------------------------
 Class A shares                    $67        $102        $140        $246
--------------------------------------------------------------------------------
 Class B shares
   Assuming redemption
   at end of period                $75        $106        $151        $261
--------------------------------------------------------------------------------
   Assuming no redemption          $25        $76         $131        $261
--------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser`s agreement to limit expenses (except for 12b-1 and transfer agent expenses). Without this limitation, management fees would be 1.00% for each class, other expenses would be 2.02% for each class and total fund operating expenses would be 3.32% for Class A and 4.02% for Class B. The adviser may terminate this limitation at any time.
(4) Includes a subadviser fee equal to 0.70% of the fund's net assets.
(5) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[GRAPHIC OMITTED] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)                       1.77(4)                 6.88
-----------------------------------------------------------------------------------------------------------------------------------
(scale varies from fund to fund)                                                                               (4.96)

-----------------------------------------------------------------------------------------------------------------------------------
 CLASS A - PERIOD ENDED:                                                                          10/94(1)     10/95      10/96
-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                             $8.50        $8.65      $8.14
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                                      0.07(2)      0.04       0.06(2)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                                                     0.08        (0.47)      0.50
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                  0.15        (0.43)      0.56
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                                                             --         (0.03)       --
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments
   sold and foreign currency transactions                                                           --         (0.05)       --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                              --         (0.08)       --
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                   $8.65        $8.14      $8.70
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                                 1.77(4)     (4.96)      6.88
-----------------------------------------------------------------------------------------------------------------------------------
 Total adjusted investment return at net asset value(3,5) (%)                                     (0.52)(4)    (8.12)      5.33
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)                                                     4,426        4,215      5,098
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)                                                       1.50(6)      1.64       1.75
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted expenses to average net assets(7) (%)                                           3.79(6)      4.80       3.30
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets (%)                                   1.02(6)      0.56       0.68
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                                                (1.27)(6)    (2.60)     (0.87)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                                                         50           69         83
-----------------------------------------------------------------------------------------------------------------------------------
 Fee reduction per share  ($)                                                                      0.16(2)      0.25(2)    0.14(2)
-----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage commission rate(8) ($)                                                           N/A          N/A     0.0192

-----------------------------------------------------------------------------------------------------------------------------------
 CLASS B - PERIOD ENDED:                                                                          10/94(1)     10/95      10/96
-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                             $8.50        $8.61      $8.05
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                                      0.02(2)     (0.03)      0.00(2,9)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                                                     0.09        (0.48)      0.50
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                  0.11        (0.51)      0.50
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments
   sold and foreign currency transactions                                                           --         (0.05)       --
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                   $8.61        $8.05      $8.55
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                                 1.29(4)     (5.89)      6.21
-----------------------------------------------------------------------------------------------------------------------------------
 Total adjusted investment return at net asset value(3,5) (%)                                     (1.00)(4)    (9.05)      4.66
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)                                                     3,948        3,990      8,175
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)                                                       2.22(6)      2.52       2.45
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted expenses to average net assets(7) (%)                                           4.51(6)      5.68       4.00
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets (%)                                   0.31(6)     (0.37)      0.02
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                                                (1.98)(6)    (3.53)     (1.53)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                                                         50           69         83
-----------------------------------------------------------------------------------------------------------------------------------
 Fee reduction per share  ($)                                                                      0.16(2)      0.25(2)    0.14(2)
-----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage commission rate(8) ($)                                                           N/A          N/A     0.0192
-----------------------------------------------------------------------------------------------------------------------------------

(1) Class A and Class B shares commenced operations on January 3, 1994.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) Less than one cent per share.

PACIFIC BASIN EQUITIES FUND
REGISTRANT NAME: JOHN HANCOCK WORLD FUND         TICKER SYMBOL    CLASS A: JHWPX
                                                                  CLASS B: FPBBX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[GRAPHIC OMITTED] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of stocks of Pacific Basin companies. The Pacific Basin includes countries bordering the Pacific Ocean. Under normal circumstances, the fund invests at least 65% of assets in these companies, with the balance invested in equities of companies not in the Pacific Basin countries and in investment-grade debt securities of U.S., Japanese, Australian and New Zealand issuers.

The fund does not maintain a fixed allocation of assets. The fund may at times invest less than 65% of assets in Pacific Basin equities.

PORTFOLIO SECURITIES
[GRAPHIC OMITTED] Under normal circumstances, the fund invests primarily in common stocks and other equity securities, but may invest in virtually any type of security, foreign or domestic, including preferred and convertible securities, warrants and investment-grade debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC OMITTED] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on one region, investors should expect above-average volatility.

Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets, a category that includes many Pacific Basin countries.

To the extent that the fund utilizes higher-risk securities practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

MANAGEMENT/SUBADVISERS
[GRAPHIC OMITTED] The fund's management is carried out jointly by the adviser's international equities portfolio management team and two subadvisers, Indosuez Asia Advisers Limited and John Hancock Advisers International. Indosuez is majority owned by Caisse Nationale de Credit Agricole, a French banking institution.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC OMITTED] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES                  CLASS A       CLASS B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                5.00%         none
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 reinvested dividends                               none          none
--------------------------------------------------------------------------------
 Maximum deferred sales charge                      none(1)      5.00%
--------------------------------------------------------------------------------
 Redemption fee(2)                                  none         none
--------------------------------------------------------------------------------
 Exchange fee                                       none         none

--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management fee(3)                                  0.80%        0.80%
--------------------------------------------------------------------------------
 12b-1 fee(4)                                       0.30%        1.00%
--------------------------------------------------------------------------------
 Other expenses                                     1.10%        1.10%
--------------------------------------------------------------------------------
 Total fund operating expenses                      2.20%        2.90%
--------------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 SHARE CLASS                  YEAR 1      YEAR 3       YEAR 5       YEAR 10
--------------------------------------------------------------------------------
 Class A shares                $71         $115         $162         $291
--------------------------------------------------------------------------------
 Class B shares
--------------------------------------------------------------------------------
   Assuming redemption
   at end of period            $79         $120         $173         $306
--------------------------------------------------------------------------------
   Assuming no redemption      $29         $90          $153         $306
--------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Includes a subadviser fee equal to 0.35% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS
A YEAR-BY-YEAR TOTAL INVESTMENT
RETURN (%)                                     18.06                               49.61     22.82                4.47
----------------------------------------------------------------------------------------------------------------------------------
(scale varies from fund to fund)    (3.61)(6)          (0.44)   (2.15)   (1.99)                       (7.65)               (1.83)(6)
                                                                                                                             two
                                                                                                                            months

----------------------------------------------------------------------------------------------------------------------------------
 CLASS A - PERIOD ENDED:             8/88(1)    8/89    8/90     8/91     8/92      8/93      8/94     8/95       8/96     10/96(2)
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                            $10.00      $9.61  $11.10   $10.34    $9.05     $8.87    $13.27   $15.88     $14.11    $14.74
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)        0.01      (0.02)  (0.04)   (0.01)   (0.07)(3) (0.11)(3) (0.10)(3) 0.02(3,4) (0.02)(3) (0.02)(3)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and
 foreign currency transactions      (0.37)      1.75    0.11    (0.33)   (0.11)     4.51      3.12    (1.24)      0.65     (0.25)
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations   (0.36)      1.73    0.07    (0.34)   (0.18)     4.40      3.02    (1.22)      0.63     (0.27)
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment
   income                           (0.03)     (0.01)    --       --       --        --        --       --         --        --
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized
   gain on investments sold
   and foreign currency
   transactions                       --       (0.23)  (0.83)   (0.95)     --        --      (0.41)   (0.55)       --        --
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions              (0.03)     (0.24)  (0.83)   (0.95)     --        --      (0.41)   (0.55)       --        --
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period     $9.61     $11.10  $10.34    $9.05    $8.87    $13.27    $15.88   $14.11     $14.74    $14.47
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET
 ASSET VALUE(5) (%)                 (3.61)(6)  18.06   (0.44)   (2.15)   (1.99)    49.61     22.82    (7.65)      4.47     (1.83)(6)
----------------------------------------------------------------------------------------------------------------------------------
 Total adjusted investment return
 at net asset value(5,7) (%)        (8.05)(6)  15.12   (2.86)   (5.19)   (5.57)    48.31       --       --         --        --
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (000s omitted) ($)                 4,771      5,116   4,578    4,065    3,222    14,568    50,261   37,417     41,951    38,694
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average
 net assets (%)                      1.75(8)    1.75    2.45     2.75     2.73      2.94      2.43     2.05       1.97      2.21(8)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted expenses to
 average net assets(9) (%)           6.19(8)    4.69    4.89     5.79     6.31      4.24       --       --         --        --
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 (loss) to average net assets (%)    0.04(8)   (0.15)  (0.28)   (0.06)   (0.82)    (0.98)    (0.66)    0.13(4)   (0.15)    (0.83)(8)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted net investment
 income (loss) to average
 net assets(9) (%)                  (4.40)(8)  (3.09)  (2.70)   (3.10)   (4.40)    (2.28)      --       --         --        --
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)          148        227     154      151      179       171        68       48         73        15
----------------------------------------------------------------------------------------------------------------------------------
 Fee reduction per share  ($)        1.15       0.39    0.31     0.24     0.31(3)   0.14(3)    --       --         --        --
----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage commission
 rate(10) ($)                         N/A        N/A     N/A      N/A      N/A       N/A       N/A      N/A     0.0183    0.0221

----------------------------------------------------------------------------------------------------------------------------------
 CLASS B - PERIOD ENDED:                                                                      8/94(1)  8/95       8/96     10/96(2)
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                                                                     $15.11   $15.84     $13.96    $14.49
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 (0.09)(3)(0.09)(3)  (0.13)(3) (0.04)(3)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and
 foreign currency transactions                                                                0.82    (1.24)      0.66     (0.25)
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                             0.73    (1.33)      0.53     (0.29)
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized
   gain on investments sold
   and foreign currency transactions                                                           --     (0.55)       --        --
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                             $15.84   $13.96     $14.49    $14.20
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET
 ASSET VALUE(5) (%)                                                                          (4.83)(6)(8.38)      3.80     (2.00)(6)
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s
 omitted) ($)                                                                                9,480   14,368     32,342    30,147
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
 assets (%)                                                                                   3.00(8)  2.77       2.64      2.90(8)
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 (loss) to average net assets (%)                                                            (1.40)(8)(0.66)     (0.86)    (1.52)(8)
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                                                    68       48         73        15
----------------------------------------------------------------------------------------------------------------------------------
 Average brokerage commission rate(10) ($)                                                     N/A      N/A     0.0183    0.0221
----------------------------------------------------------------------------------------------------------------------------------

(1)  Class A and Class B shares commenced operations on September 8, 1987 and March 7, 1994, respectively.
(2)  Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(3)  Based on the average of the shares outstanding at the end of each month.
(4)  May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.
(5)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)  Not annualized.
(7)  An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8)  Annualized.
(9)  Unreimbursed, without fee reduction.
(10) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

SHORT-TERM STRATEGIC INCOME FUND
REGISTRANT NAME: FREEDOM INVESTMENT TRUST II     TICKER SYMBOL    CLASS A: JHSAX
                                                                  CLASS B: FRSWX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[GRAPHIC OMITTED] The fund seeks a high level of current income. To pursue this goal, the fund invests primarily in debt securities issued or guaranteed by:

o  foreign governments and companies including those in emerging markets
o  the U.S. Government, its agencies or instrumentalities
o  U.S. companies

Under normal circumstances, the fund invests assets in all three of these sectors, but may invest up to 100% in any one sector. The fund maintains an average portfolio maturity of three years or less.

PORTFOLIO SECURITIES
[GRAPHIC OMITTED] The fund may invest in all types of debt securities. The fund's U.S. Government securities may include mortgage-backed securities. The fund may invest up to 67% of assets in securities rated as low as B and their unrated equivalents. Bonds rated lower than BBB/Baa are considered junk bonds. However, the fund maintains an average portfolio quality rating of A, which is an investment-grade rating.

Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer, but no more than 25% of assets in the securities of any one foreign government. The fund also may invest in certain other investments, including derivatives, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC OMITTED] The value of your investment in the fund will fluctuate with changes in currency exchange rates as well as interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities.

International investing, particularly in emerging markets, carries additional risks, including currency information, natural event and political risks. Junk bonds may carry above-average credit and market risks and mortgage-backed securities may carry extension and prepayment risks. These risks are defined in "More about risk" starting on page 31.

To the extent that the fund utilizes higher-risk securities practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[GRAPHIC OMITTED] Anthony A. Goodchild, Lawrence J. Daly and Janet L. Clay lead the portfolio management team. Messrs. Goodchild and Daly are senior vice presidents and joined John Hancock Funds in July 1994, having been in the investment business since 1968 and 1972, respectively. Ms. Clay, a second vice president, joined John Hancock Funds in August 1995 and has been in the investment business since 1990.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC OMITTED] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES                   CLASS A       CLASS B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                 3.00%         none
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 reinvested dividends                                none          none
--------------------------------------------------------------------------------
 Maximum deferred sales charge                       none(1)       3.00%
--------------------------------------------------------------------------------
 Redemption fee(2)                                   none          none
--------------------------------------------------------------------------------
 Exchange fee                                        none          none
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management fee                                      0.65%         0.65%
--------------------------------------------------------------------------------
 12b-1 fee(3)                                        0.30%         1.00%
--------------------------------------------------------------------------------
 Other expenses                                      0.52%         0.52%
--------------------------------------------------------------------------------
 Total fund operating expenses                       1.47%         2.17%
--------------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
 Share class                      Year 1     Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                    $45        $75         $108        $200
--------------------------------------------------------------------------------
 Class B shares
--------------------------------------------------------------------------------
   Assuming redemption
   at end of period                $52        $88         $116        $209
--------------------------------------------------------------------------------
   Assuming no redemption          $22        $68         $116        $209
--------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS B YEAR-BY-YEAR TOTAL INVESTMENT
 RETURN (%)                                                  8.85(4)       0.64        5.98        1.93        7.97    7.89
----------------------------------------------------------------------------------------------------------------------------------
(scale varies from fund to fund)


----------------------------------------------------------------------------------------------------------------------------------
 CLASS A - PERIOD ENDED:                                                  10/92(1)    10/93       10/94       10/95       10/96
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                     $9.86       $9.32       $9.12       $8.47       $8.41
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                              0.65        0.83(2)     0.76(2)     0.77(2)      0.65
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                            (0.55)      (0.20)      (0.53)      (0.06)       0.05
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                          0.10        0.63        0.23        0.71        0.70
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                                   (0.64)      (0.83)      (0.62)      (0.61)      (0.57)
----------------------------------------------------------------------------------------------------------------------------------
   Distributions in excess of net investment income                         --          --        (0.04)        --          --
----------------------------------------------------------------------------------------------------------------------------------
   Distributions in excess of net realized gain on investments sold         --          --        (0.12)        --          --
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from capital paid-in                                       --          --        (0.10)      (0.16)      (0.08)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                    (0.64)      (0.83)      (0.88)      (0.77)      (0.65)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                           $9.32       $9.12       $8.47       $8.41       $8.46
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                         1.16(4)     6.78        2.64        8.75        8.60
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)                            20,468      11,130      13,091      16,997      49,338
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)                               1.37(4)     1.21        1.26        1.33        1.48
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets (%)           8.09(4)     8.59        8.71        9.13        7.59
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                                 86         306         150         147          77
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 CLASS B - PERIOD ENDED:                                    10/91(1)      10/92       10/93       10/94       10/95       10/96
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $10.00        $10.01       $9.31       $9.11       $8.46       $8.40
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                0.76          0.87        0.75(2)     0.70(2)     0.70(2)     0.59
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments
 and foreign currency transactions                           0.01         (0.80)      (0.20)      (0.53)      (0.06)       0.05
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                            0.77          0.07        0.55        0.17        0.64        0.64
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                     (0.76)        (0.77)      (0.75)      (0.56)      (0.56)      (0.52)
----------------------------------------------------------------------------------------------------------------------------------
   Distributions in excess of net investment income           --            --          --        (0.04)        --          --
----------------------------------------------------------------------------------------------------------------------------------
   Distributions in excess of net realized gain on
   investments sold                                           --            --          --        (0.12)        --          --
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from capital paid-in                         --            --          --        (0.10)      (0.14)      (0.07)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                      (0.76)        (0.77)      (0.75)      (0.82)      (0.70)      (0.59)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $10.01         $9.31       $9.11       $8.46       $8.40       $8.45
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)           8.85(4)       0.64        5.98        1.93        7.97        7.89
----------------------------------------------------------------------------------------------------------------------------------
 Total adjusted investment return at net asset
 value(3,5) (%)                                              8.81(4)        --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)             218,562       236,059     142,873      98,390      84,601      48,137
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)                 1.89(4)       2.07        2.01        1.99        2.07        2.12
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted expenses to average net assets(6) (%)     1.93(4)        --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average net assets (%)    8.72(4)       8.69        7.81        8.00        8.40        7.07
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of adjusted net investment income to average net
 assets(6) (%)                                               8.68(4)        --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                   22            86         306         150         147          77
----------------------------------------------------------------------------------------------------------------------------------
 Fee reduction per share ($)                               0.0039           --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------

(1) Class A and Class B shares commenced operations on January 3, 1992 and December 28,1990, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Unreimbursed, without fee reduction.

WORLD BOND FUND
REGISTRANT NAME: FREEDOM INVESTMENT TRUST II     TICKER SYMBOL    CLASS A: FGLAX
                                                                  CLASS B: FGLIX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[GRAPHIC OMITTED] The fund seeks a high total investment return -- a combination of current income and capital appreciation. To pursue this goal, the fund invests at least 65% of assets in debt securities issued or guaranteed by: o foreign governments and companies including those in emerging markets o multinational organizations such as the World Bank o the U.S. Government, its agencies or instrumentalities

Under normal circumstances, the fund expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S. The fund does not maintain a fixed allocation of assets.

PORTFOLIO SECURITIES
[GRAPHIC OMITTED] The fund may invest in all types of debt securities of any maturity, including preferred and convertible securities. Less than 35% of assets may be invested in junk bonds rated as low as CCC/Caa, or equivalent.

Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer, but no more than 25% of assets in the securities of any one foreign government.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain other investments, including derivatives, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC OMITTED] As with most bond funds, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities.

International investing, particularly in emerging markets, carries additional risks, including currency, information, natural event and political risks. Junk bonds may carry above-average credit and market risks and mortgage-backed securities may carry extension and prepayment risks. These risks are defined in "More about risk" starting on page 31.

To the extent that the fund utilizes higher-risk securities practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[GRAPHIC OMITTED] Anthony A. Goodchild, Lawrence J. Daly and Janet L. Clay lead the portfolio management team. Messrs. Goodchild and Daly are senior vice presidents and joined John Hancock Funds in July 1994, having been in the investment business since 1968 and 1972, respectively. Ms. Clay, a second vice president, joined John Hancock Funds in August 1995 and has been in the investment business since 1990.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC OMITTED] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.


--------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES                     CLASS A        CLASS B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                   4.50%           none
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 reinvested dividends                                  none            none
--------------------------------------------------------------------------------
 Maximum deferred sales charge                         none(1)         5.00%
--------------------------------------------------------------------------------
 Redemption fee(2)                                     none            none
--------------------------------------------------------------------------------
 Exchange fee                                          none            none
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management fee                                       0.75%            0.75%
--------------------------------------------------------------------------------
 12b-1 fee(3)                                         0.30%            1.00%
--------------------------------------------------------------------------------
 Other expenses                                       0.54%            0.54%
--------------------------------------------------------------------------------
 Total fund operating expenses                        1.59%            2.29%
--------------------------------------------------------------------------------

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 SHARE CLASS                         YEAR 1     YEAR 3      YEAR 5      YEAR 10
--------------------------------------------------------------------------------
 Class A shares                       $60        $93         $128        $225
--------------------------------------------------------------------------------
 Class B shares
--------------------------------------------------------------------------------
   Assuming redemption
   at end of period                   $73       $102         $143        $245
--------------------------------------------------------------------------------
   Assuming no redemption             $23       $72          $123        $245
--------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY
CLASS B YEAR-BY-YEAR TOTAL
INVESTMENT RETURN (%)          65.96(4)  1.59(4) 20.09     5.47    11.84    10.44     1.72     6.77              11.51      4.78
 ----------------------------------------------------------------------------------------------------------------------------------
(scale varies from fund to fund)                                                                       (1.88)

----------------------------------------------------------------------------------------------------------------------------------
 CLASS A - PERIOD ENDED:                                                             10/92(1) 10/93    10/94     10/95     10/96
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                               $10.57    $9.76    $9.62     $8.85     $9.30
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                         0.64     0.76     0.64(2)   0.57(2)   0.51(2)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions                                       (0.74)   (0.10)   (0.78)     0.48     (0.02)
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                    (0.10)    0.66    (0.14)     1.05      0.49
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                                              (0.71)   (0.38)   (0.11)    (0.59)    (0.50)
----------------------------------------------------------------------------------------------------------------------------------
   Distributions in excess of net investment income                                    --     (0.04)     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from capital paid-in                                                  --     (0.38)   (0.52)    (0.01)    (0.01)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                               (0.71)   (0.80)   (0.63)    (0.60)    (0.51)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                     $9.76     $9.62    $8.85     $9.30     $9.28
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                   (0.88)(4) 7.14    (1.30)    12.25      5.48
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted) ($)                                       12,880   12,882    8,949    35,334    27,537
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)                                          1.41(4)  1.46     1.59      1.48      1.58
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average
 net assets (%)                                                                       7.64(4)  7.89     7.00      6.43      5.54
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                                           476      363      174       263       214
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 CLASS B - PERIOD ENDED:        5/87(5) 10/87(6) 10/88    10/89    10/90    10/91    10/92    10/93    10/94     10/95     10/96
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                        $9.60   $10.79   $10.32   $10.98   $10.21   $10.38   $10.44    $9.74    $9.62     $8.85     $9.30
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)   0.31     0.25     0.67     0.83     0.85     0.90     0.78     0.72     0.59(2)   0.55(2)   0.45(2)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions                   1.29    (0.18)    1.31    (0.27)    0.28     0.13    (0.59)   (0.09)   (0.78)     0.44     (0.02)
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                     1.60     0.07     1.98     0.56     1.13     1.03     0.19     0.63    (0.19)     0.99      0.43
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net
   investment income           (0.26)   (0.28)   (0.68)   (0.84)   (0.85)   (0.73)   (0.89)   (0.33)   (0.06)    (0.53)    (0.44)
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net
   realized gain on
   investments                 (0.15)   (0.26)   (0.64)   (0.49)     --     (0.24)     --       --       --        --        --
----------------------------------------------------------------------------------------------------------------------------------
   Distributions in excess
   of net investment income      --       --       --       --       --       --       --     (0.04)     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from capital
   paid-in                       --       --       --       --     (0.11)      --      --     (0.38)   (0.52)    (0.01)    (0.01)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions         (0.41)   (0.54)   (1.32)   (1.33)   (0.96)   (0.97)   (0.89)   (0.75)   (0.58)    (0.54)     0.45
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                       $10.79   $10.32   $10.98   $10.21   $10.38   $10.44    $9.74    $9.62    $8.85     $9.30     $9.28
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN
 AT NET ASSET VALUE(3) (%)     65.96(4)  1.59(4) 20.09     5.47    11.84    10.44     1.72     6.77    (1.88)    11.51      4.78
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (000s omitted) ($)           18,253   58,658  174,833  255,214  186,524  192,687  199,102  197,166  114,656    65,600    45,897
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average
 net assets (%)                 2.41(4)  2.19(4)  1.74     1.75     1.82     1.90     1.91     1.91     2.17      2.16      2.25
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment
 income (loss) to average
 net assets (%)                 8.69(4)  6.32(4)  6.04     8.07     8.67     8.74     7.59     7.45     6.41      6.03      4.87
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)     140(4)   152(4)   364      333      186      159      476      363      174       263       214
----------------------------------------------------------------------------------------------------------------------------------

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Annualized.
(5) For the period December 17, 1986 (commencement of operations) to May 31, 1987.
(6) For the period June 1, 1987 to October 31, 1987.

YOUR ACCOUNT

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All John Hancock international/global funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
 CLASS A                                CLASS B
--------------------------------------------------------------------------------
o Front-end sales charges, as           o No front-end sales charge; all your
  described below. There are several      money goes to work for you right
  ways to reduce these charges, also      away.
  described below.
                                        o Higher annual expenses than Class A
o Lower annual expenses than Class B      shares.
  shares.
                                        o A deferred sales charge, as
                                          described below.

                                        o Automatic conversion to Class A
                                          shares after eight years (five years
                                          for Short-Term Strategic Income
                                          Fund), thus reducing future annual
                                          expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:

--------------------------------------------------------------------------------
 CLASS A SALES CHARGES - SHORT-TERM STRATEGIC INCOME
--------------------------------------------------------------------------------
                            AS A % OF       AS A % OF YOUR
 YOUR INVESTMENT            OFFERING PRICE  INVESTMENT
--------------------------------------------------------------------------------
 Up to $99,999              3.00%           3.09%
--------------------------------------------------------------------------------
 $100,000 -  $499,999       2.50%           2.56%
--------------------------------------------------------------------------------
 $500,000 - $999,999        2.00%           2.04%
--------------------------------------------------------------------------------
 $1,000,000 and over        See below
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CLASS A SALES CHARGES - WORLD BOND
--------------------------------------------------------------------------------
                            AS A % OF       AS A % OF YOUR
 YOUR INVESTMENT            OFFERING PRICE  INVESTMENT
--------------------------------------------------------------------------------
 Up to $99,999              4.50%           4.71%
--------------------------------------------------------------------------------
 $100,000 - $249,999        3.75%           3.90%
--------------------------------------------------------------------------------
 $250,000 - $499,999        2.75%           2.83%
--------------------------------------------------------------------------------
 $500,000 - $999,999        2.00%           2.04%
--------------------------------------------------------------------------------
 $1,000,000 and over        See below
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CLASS A SALES CHARGES - GROWTH FUNDS
--------------------------------------------------------------------------------
                            AS A % OF       AS A % OF YOUR
 YOUR INVESTMENT            OFFERING PRICE  INVESTMENT
--------------------------------------------------------------------------------
 Up to $49,999              5.00%           5.26%
--------------------------------------------------------------------------------
 $50,000 - $99,999          4.50%           4.71%
--------------------------------------------------------------------------------
 $100,000 - $249,999        3.50%           3.63%
--------------------------------------------------------------------------------
 $250,000 - $499,999        2.50%           2.56%
--------------------------------------------------------------------------------
 $500,000 - $999,999        2.00%           2.04%
--------------------------------------------------------------------------------
 $1,000,000 and over        See below
--------------------------------------------------------------------------------

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC ON $1 MILLION+ INVESTMENTS (ALL FUNDS)
--------------------------------------------------------------------------------
 YOUR INVESTMENT                CDSC ON SHARES BEING SOLD
--------------------------------------------------------------------------------
 First $1M - $4,999,999         1.00%
--------------------------------------------------------------------------------
 Next $1 - $5M above that       0.50%
--------------------------------------------------------------------------------
 Next $1 or more above that     0.25%
--------------------------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the
CDSC:

--------------------------------------------------------------------------------
 CLASS B DEFERRED CHARGES
--------------------------------------------------------------------------------
 YEARS AFTER        CDSC ON SHORT-TERM   CDSC ON ALL
 PURCHASE           STRATEGIC INCOME     OTHER FUND SHARES
                    SHARES BEING SOLD    BEING SOLD
--------------------------------------------------------------------------------
 1st year           3.00%                5.00%
--------------------------------------------------------------------------------
 2nd year           2.00%                4.00%
--------------------------------------------------------------------------------
 3rd  year          2.00%                3.00%
--------------------------------------------------------------------------------
 4th year           1.00%                3.00%
--------------------------------------------------------------------------------
 5th year           None                 2.00%
--------------------------------------------------------------------------------
 6th year           None                 1.00%
--------------------------------------------------------------------------------
 After 6 years      None                 None
--------------------------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options (see the back cover of this prospectus).

GROUP INVESTMENT PROGRAM Allows established groups of four or more investors to invest as a group. Each investor has an individual account, but for sales charge purposes the group's investments are lumped together, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250) and you may terminate the program at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify.

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:
o to make payments through certain systematic withdrawal plans
o to make certain distributions from a retirement plan
o because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o government entities that are prohibited from paying mutual fund sales charges
o financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
o selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets to a John Hancock fund from an employee benefit plan that has John Hancock funds
o members of an approved affinity group financial services program
o certain insurance company contract holders (one-year CDSC usually applies)
o participants in certain retirement plans with at least 100 members (one-year CDSC applies)
o clients of AFA, when their funds are transferred directly to Global Technology Fund from accounts managed by AFA
o certain former shareholders of John Hancock National Aviation & Technology Fund and Nova Fund (applies to Global Technology Fund only).

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o non-retirement account: $1,000
   o retirement account: $250
   o group investments: $250
   o Monthly Automatic Accumulation Plan (MAAP):
     $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You can initiate any purchase, exchange or sale of shares through your financial representative.

--------------------------------------------------------------------------------
 BUYING SHARES
--------------------------------------------------------------------------------
         OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
 BY CHECK
--------------------------------------------------------------------------------
[graphic omitted]

o Make out a check for the investment   o Make out a check for the investment
  amount, payable to "John Hancock        amount payable to "John Hancock
  Signature Services, Inc."               Signature Services, Inc."
o Deliver the check and your completed  o Fill out the detachable investment
  application to your financial           slip from an account statement. If
  representative, or mail them to         no slip is available, include a note
  Signature Services (address below).     specifying the fund name, your share
                                          class, your account number and the
                                          name(s) in which the account is
                                          registered.
                                        o Deliver the check and your
                                          investment slip or note to your
                                          financial representative, or mail
                                          them to Signature Services (address
                                          below).

--------------------------------------------------------------------------------
 BY EXCHANGE
--------------------------------------------------------------------------------
[graphic omitted]

o Call your financial representative    o Call Signature Services to request
  or Signature Services to request an     an exchange.
  exchange.

--------------------------------------------------------------------------------
 By wire
--------------------------------------------------------------------------------
[graphic omitted]

o Deliver your completed application    o Instruct your bank to wire the
  to your financial representative, or    amount of your investment to:
  mail it to Signature Services.          First Signature Bank & Trust
o Obtain your account number by           Account # 900000260
  calling your financial                  Routing # 211475000
  representative or Signature             Specify the fund name, your share
  Services.                               class, your account number and the
o Instruct your bank to wire the          name(s) in which the account is
  amount of your investment to:           registered. Your bank may charge a
  First Signature Bank & Trust            fee to wire funds.
  Account # 900000260
  Routing # 211475000
  Specify the fund name, your choice
  of share class, the new account
  number and the name(s) in which the
  account is registered. Your bank may
  charge a fee to wire funds.

--------------------------------------------------------------------------------
 By phone
--------------------------------------------------------------------------------
[graphic omitted]

See "By wire" and "By exchange."        o Verify that your bank or credit
                                          union is a member of the Automated
                                          Clearing House (ACH) system.
                                        o Complete the "Invest-By-Phone" and
                                          "Bank Information" sections on your
                                          account application.
                                        o Call Signature Services to verify
                                          that these features are in place on
                                          your account.
                                        o Tell the Signature Services
                                          representative the fund name, your
                                          share class, your account number,
                                          the name(s) in which the account is
                                          registered and the amount of your
                                          investment.
ADDRESS
John Hancock Signature Services, Inc.
1 John Hancock Way STE 1000
Boston, MA  02217-1000

PHONE NUMBER
1-800-225-5291

Or contact your financial               To open or add to an account using the
representative for instructions and     Monthly Automatic Accumulation
assistance.                             Program, see "Additional investor
                                        services."

--------------------------------------------------------------------------------
 SELLING SHARES
--------------------------------------------------------------------------------
         DESIGNED FOR                  TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
 BY LETTER
--------------------------------------------------------------------------------
[graphic omitted]

o  Accounts of any type.                o Write a letter of instruction or
o  Sales of any amount.                   complete a stock power indicating
                                          the fund name, your share class,
                                          your account number, the name(s) in
                                          which the account is registered and
                                          the dollar value or number of shares
                                          you wish to sell.
                                        o Include all signatures and any
                                          additional documents that may be
                                          required (see next page).
                                        o Mail the materials to Signature
                                          Services.
                                        o A check will be mailed to the
                                          name(s) and address in which the
                                          account is registered, or otherwise
                                          according to your letter of
                                          instruction.

--------------------------------------------------------------------------------
 BY PHONE
--------------------------------------------------------------------------------
[graphic omitted]

o  Most accounts.                       o For automated service 24 hours a day
o  Sales of up to $100,000.               using your touch-tone phone, call
                                          the EASI-Line at 1-800-338-8080.
                                        o To place your order with a
                                          representative at John Hancock
                                          Funds, call Signature Services
                                          between 8 A.M. and 4 P.M. Eastern
                                          Time on most business days.

--------------------------------------------------------------------------------
 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
--------------------------------------------------------------------------------
[graphic omitted]

o Requests by letter to sell any        o Fill out the "Telephone Redemption"
  amount (accounts of any type).          section of your new account
o Requests by phone to sell up to         application.
  $100,000 (accounts with telephone     o To verify that the telephone
  redemption privileges).                 redemption privilege is in place on
                                          an account, or to request the forms
                                          to add it to an existing account,
                                          call Signature Services.
                                        o Amounts of $1,000 or more will be
                                          wired on the next business day. A $4
                                          fee will be deducted from your
                                          account.
                                        o Amounts of less than $1,000 may be
                                          sent by EFT or by check. Funds from
                                          EFT transactions are generally
                                          available by the second business
                                          day. Your bank may charge a fee for
                                          this service.

--------------------------------------------------------------------------------
 BY EXCHANGE
--------------------------------------------------------------------------------
[graphic omitted]

o  Accounts of any type.                o Obtain a current prospectus for the
o  Sales of any amount.                   fund into which you are exchanging
                                          by calling your financial
                                          representative or Signature
                                          Services.
                                        o Call Signature Services to request
                                          an exchange.

--------------------------------------------------------------------------------
 BY CHECK
--------------------------------------------------------------------------------
[graphic omitted]

o Short-Term Strategic Income Fund      o Request checkwriting on your account
  only.                                   application.
o Any account with checkwriting         o Verify that the shares to be sold
  privileges.                             were purchased more than 10 days
o  Sales of over $100.                    earlier or were purchased by wire.
                                        o Write a check for any amount over
                                          $100.

                                        ADDRESS
                                        John Hancock Signature Services, Inc.
                                        1 John Hancock Way STE 1000
                                        Boston, MA  02217-1000

                                        PHONE NUMBER
                                        1-800-225-5291

                                        Or contact your financial
To sell shares through a systematic     representative for instructions and
withdrawal plan, see "Additional        assistance.
investor services."

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days
o you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:
o a broker or securities dealer
o a federal savings, cooperative or other type of bank
o a savings and loan or other thrift institution
o a credit union
o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
 SELLER                                 REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------
                                                               [graphic omitted]

Owners of individual, joint, sole       o Letter of instruction.
proprietorship, UGMA/UTMA (custodial    o On the letter, the signatures and
accounts for minors) or general           titles of all persons authorized to
partner accounts.                         sign for the account, exactly as the
                                          account is registered.
                                        o Signature guarantee if applicable
                                          (see above).
--------------------------------------------------------------------------------
Owners of corporate or association      o Letter of instruction.
accounts.                               o Corporate resolution, certified
                                          within the past 90 days.
                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.
                                        o Signature guarantee if applicable
                                          (see above).
--------------------------------------------------------------------------------
Owners or trustees of trust accounts.   o  Letter of instruction.
                                        o On the letter, the signature(s) of
                                          the trustee(s).
                                        o If the names of all trustees are not
                                          registered on the account, please
                                          also provide a copy of the trust
                                          document certified within the past
                                          60 days.
                                        o Signature guarantee if applicable
                                          (see above).
--------------------------------------------------------------------------------
Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.
                                        o Copy of death certificate.
                                        o Signature guarantee if applicable
                                          (see above).
--------------------------------------------------------------------------------
Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor.
                                        o Signature guarantee if applicable
                                          (see above).
--------------------------------------------------------------------------------
Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or account    instructions.
types not listed above.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

CERTIFICATED SHARES Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

FOREIGN CURRENCIES Purchases must be made in U.S. dollars. Purchases in foreign currencies must be converted, which may result in a fee and delayed execution.

ELIGIBILITY BY STATE You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:
o after every transaction (except a dividend reinvestment) that affects your account balance
o after any changes of name or address of the registered owner(s)
o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The income funds generally declare income dividends daily and pay them monthly. These income dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold. The growth funds pay income dividends, if any, annually. All funds distribute capital gains, if any, annually.

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

TAXABILITY OF DIVIDENDS As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive from the growth funds.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

HOW THE FUNDS ARE ORGANIZED Each John Hancock international/global fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock international/global funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

                                            ------------
                                            SHAREHOLDERS
                                            ------------

|                           --------------------------------------------
|                                   FINANCIAL SERVICES FIRMS AND
|                                      THEIR REPRESENTATIVES
|    DISTRIBUTION AND
|  SHAREHOLDERS SERVICES       Advise current and prospective share-
|                             holders on their fund investments, often
|                           in the context of an overall financial plan.
|                           --------------------------------------------
|
|
|
|        -------------------------------------------     -------------------------------------------------
|                   PRINCIPAL DISTRIBUTOR                                  TRANSFER AGENT
|
|                  John Hancock Funds, Inc.                    John Hancock Signature Services, Inc.
|                   101 Huntington Avenue                           1 John Hancock Way STE 1000
|                   Boston, MA 02199-7603
|                                                         Handles shareholder services, including record-
|          Markets the funds and distributes shares      keeping and statements, distribution of dividends
|        through selling brokers, financial planners          and processing of buy and sell requests.
|            and other financial representatives.        -------------------------------------------------
|        -------------------------------------------

------------------------------     -------------------------------    ------------------------------------              |
         SUBADVISERS                      INVESTMENT ADVISER                       CUSTODIANS                           |
 American Fund Advisors, Inc.        John Hancock Advisers, Inc.           Investors Bank & Trust Co.                   |
      1415 Kelium Place                 101 Huntington Avenue                    89 South Street                        |
    Garden City, NY 11530               Boston, MA 02199-7603                   Boston, MA 02111               ASSET    |
                                                                                                             MANAGEMENT |
    John Hancock Advisers          Manages the fund's business and     State Street Bank and Trust Company              |
    International Limited               investment activities.                225 Franklin Street                       |
       34 Dover Street             -------------------------------              Boston, MA 02110                        |
      London, UK W1X 3RA                                                                                                |
                                                                      Hold the funds' assets , settle all               |
Indosuez Asia Advisers Limited                                        portfolio trades and collect most of              |
     One Exchange Square                                                the valuation data required for                 |
          Hong Kong                                                       calculating each fund's NAV.                  |
                                                                      ------------------------------------              |
 Provide portfolio management
      to certain funds.
------------------------------

                                  -------------------------------
                                              TRUSTEES
                                  Supervise the funds' activities
                                  -------------------------------

ACCOUNTING COMPENSATION The funds (except for Global Technology) compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets. Global Technology pays a $100,000 administration fee to the adviser.

PORTFOLIO TRADES In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

INVESTMENT GOALS  Except for Global Rx Fund,
International Fund and World Bond Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.

DIVERSIFICATION Except for Global Rx Fund, Short-Term Strategic Income Fund and World Bond Fund, all of the international/global funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
CLASS B UNREIMBURSED DISTRIBUTION EXPENSES(1)
--------------------------------------------------------------------------------
                              UNREIMBURSED      AS A % OF
 FUND                         EXPENSES          NET ASSETS
--------------------------------------------------------------------------------
 Global                       $     800,320     3.06%
--------------------------------------------------------------------------------
 Global Marketplace           $     172,913     0.64%
--------------------------------------------------------------------------------
 Global Rx                    $     461,009     1.19%
--------------------------------------------------------------------------------
 Global Technology            $   1,170,398     2.59%
--------------------------------------------------------------------------------
 International                $     435,589     3.59%
--------------------------------------------------------------------------------
 Pacific Basin Equities       $     979,454     3.04%
--------------------------------------------------------------------------------
 Short-Term Strategic Income  $   2,532,676     3.87%
--------------------------------------------------------------------------------
 World Bond                   $   4,967,286     9.07%
--------------------------------------------------------------------------------

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

INITIAL COMPENSATION Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

ANNUAL COMPENSATION Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.

---------------------------------------------------------------------------------------------------------------------------
 CLASS A INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------
                                                         MAXIMUM
                                   SALES CHARGE          REALLOWANCE           FIRST YEAR             MAXIMUM
                                   PAID BY INVESTORS     OR COMMISSION         SERVICE FEE            TOTAL COMPENSATION(1)
                                   (% of offering price) (% of offering price) (% of net investment)  (% of offering price)
---------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM STRATEGIC INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
 Up to $99,999                     3.00%                 2.26%                 0.25%                  2.50%
---------------------------------------------------------------------------------------------------------------------------
 $100,000 - $499,999               2.50%                 2.01%                 0.25%                  2.25%
---------------------------------------------------------------------------------------------------------------------------
 $500,000 - $999,999               2.00%                 1.51%                 0.25%                  1.75%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 WORLD BOND FUND
---------------------------------------------------------------------------------------------------------------------------
 Up to $99,999                     4.50%                 3.76%                 0.25%                  4.00%
---------------------------------------------------------------------------------------------------------------------------
 $100,000 - $249,999               3.75%                 3.01%                 0.25%                  3.25%
---------------------------------------------------------------------------------------------------------------------------
 $250,000 - $499,999               2.75%                 2.06%                 0.25%                  2.30%
---------------------------------------------------------------------------------------------------------------------------
 $500,000 - $999,999               2.00%                 1.51%                 0.25%                  1.75%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------------------------------------------------------------------------------------------------
 Up to $49,999                     5.00%                 4.01%                 0.25%                  4.25%
---------------------------------------------------------------------------------------------------------------------------
 $50,000 - $99,999                 4.50%                 3.51%                 0.25%                  3.75%
---------------------------------------------------------------------------------------------------------------------------
 $100,000 - $249,999               3.50%                 2.61%                 0.25%                  2.85%
---------------------------------------------------------------------------------------------------------------------------
 $250,000 - $499,999               2.50%                 1.86%                 0.25%                  2.10%
---------------------------------------------------------------------------------------------------------------------------
 $500,000 - $999,999               2.00%                 1.36%                 0.25%                  1.60%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 REGULAR INVESTMENTS OF
 $1 MILLION OR MORE (ALL FUNDS)
---------------------------------------------------------------------------------------------------------------------------
 First $1M - $4,999,999            --                    0.75%                 0.25%                  1.00%
---------------------------------------------------------------------------------------------------------------------------
 Next $1 - $5M above that          --                    0.25%                 0.25%                  0.50%
---------------------------------------------------------------------------------------------------------------------------
 Next $1 or more above that        --                    0.00%                 0.25%                  0.25%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 WAIVER INVESTMENTS(2)             --                    0.00%                 0.25%                  0.25%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 CLASS B INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------
                                                         MAXIMUM
                                                         REALLOWANCE           FIRST YEAR             MAXIMUM
                                                         OR COMMISSION         SERVICE FEE            TOTAL COMPENSATION
                                                         (% of offering price) (% of net investment)  (% of offering price)
---------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM STRATEGIC INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
 All amounts                                             2.25%                 0.25%                  2.50%

---------------------------------------------------------------------------------------------------------------------------
 ALL OTHER FUNDS
---------------------------------------------------------------------------------------------------------------------------
 All amounts                                             3.75%                 0.25%                  4.00%
---------------------------------------------------------------------------------------------------------------------------

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the performance of a John Hancock international/global fund will be positive over any period of time -- days, months or years. However, international markets have performed better over the past two decades than domestic markets.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment).

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

EXTENSION RISK The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o HEDGED When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

PREPAYMENT RISK The risk that unanticipated prepayments may occur, reducing the value of mortgage-backed securities.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

------------------------------------------------------------------------------------------------------------------------------------
HIGHER-RISK SECURITIES AND PRACTICES
------------------------------------------------------------------------------------------------------------------------------------

This table shows each fund's investment limitations as a percentage of portfolio assets.
In each case the principal types of risk are listed (see previous page for definitions).
Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

10  Percent of total assets ( [ ] )
10  Percent of net assets (roman type)
 X  No policy limitation on usage; fund may be using currently
 o  Permitted, but has not typically been used
--  Not permitted
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Pacific    Short-Term
                                                Global                    Global                       Basin      Strategic    World
                                       Global   Marketplace   Global Rx   Technology   International   Equities   Income       Bond
                                       ------   -----------   ---------   ----------   -------------   --------   -----------  -----
INVESTMENT PRACTICES

BORROWING: REVERSE REPURCHASE
AGREEMENTS The borrowing of money from
banks or through reverse repurchase
agreements. Leverage credit risks.      [10]      [33.3]       [33.3]        10           [33.3]         [33.3]      [10]        10

CURRENCY TRADING The direct trading or
holding of foreign currencies as an
asset. Currency risk.                    X           X            X           X              X              X          X         X

REPURCHASE AGREEMENTS The purchase of
a security that must later be sold
back to the issuer at the same price
plus interest. Credit risk.              X           X            X           X              X              X          X         X

SECURITIES LENDING The lending of
securities to financial institutions,
which provide cash or government
securities as collateral. Credit risk.  [10]      [33.3]       [33.3]       [33.3]        [33.3]         [33.3]      [30]       [30]

SHORT SALES The selling of securities
which have been borrowed on the
expectation that the market price will
drop.

o Hedged. Hedged leverage, market,
  correlation, liquidity, opportunity
  risks                                  --          o            o          --              o              o         --         --
o Speculative. Speculative leverage,
  market, liquidity risks.               --          o            o          --              o              --         --        --

SHORT-TERM TRADING Selling a security
soon after purchase. A portfolio
engaging in short-term trading will
have higher turnover and transaction
expenses. Market risk.                   X           X            X           X              X              X          X        X

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS The purchase or sale of
securities for delivery at a future
date; market value may change before
delivery. Market, opportunity,
leverage risks.                          X           X            X           X              X              X          X        X
------------------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES

FOREIGN DEBT SECURITIES Debt
securities issued by foreign
governments or companies. Credit,
currency, interest rate, market,
political risks.                         [5]      [35](1)      [35](1)      10(2)         [35](1)         [35](1)      X(1)     X(1)

NON-INVESTMENT-GRADE DEBT SECURITIES
Debt securities rated below BBB/Baa
are considered junk bonds. Credit,
market, interest rate, liquidity,
valuation, information risks.            --        --          [35]         10(2)          --              --         [67]    [35]

RESTRICTED AND ILLIQUID SECURITIES
Securities not traded on the open
market. May include illiquid Rule 144A
securities. Liquidity, valuation,
market risks.                            15        15           15          15             15              15          15      15
------------------------------------------------------------------------------------------------------------------------------------
UNLEVERAGED DERIVATIVE SECURITIES

ASSET-BACKED SECURITIES Securities
backed by unsecured debt, such as
credit card debt; these securities are
often guaranteed or
over-collateralized to enhance their
credit quality. Credit, interest rate
risks.                                   o           o            o           o              o              o          X        X

MORTGAGE-BACKED SECURITIES Securities
backed by pools of mortgages,
including passthrough certificates,
PACs, TACs and other senior classes of
collateralized mortgage obligations
(CMOs). Credit, extension, prepayment,
interest rate risks.                     o           o            o           o              o              o          X        X

PARTICIPATION INTERESTS Securities
representing an interest in another
security or in bank loans. Credit,
interest rate, liquidity, valuation
risks.                                   --        --           --          10(2)          --              --          15(3)   15(3)

------------------------------------------------------------------------------------------------------------------------------------
HIGHER-RISK SECURITIES AND PRACTICES (cont'd)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Pacific    Short-Term
                                                Global                    Global                       Basin      Strategic    World
                                       Global   Marketplace   Global Rx   Technology   International   Equities   Income       Bond
                                       ------   -----------   ---------   ----------   -------------   --------   -----------  -----
LEVERAGED DERIVATIVE SECURITIES

CURRENCY CONTRACTS Contracts involving
the right or obligation to buy or sell
a given amount of foreign currency at
a specified price and future date.
o HEDGED. Currency, hedged leverage,
  correlation, liquidity, opportunity
  risks.                                 X           X            X           X              X              X          X         X
o SPECULATIVE. Currency, speculative
  leverage, liquidity risks.             o           o            o           o              o              o          o         o

FINANCIAL FUTURES AND OPTIONS;
SECURITIES AND INDEX OPTIONS Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index.
o FUTURES AND RELATED OPTIONS.
  Interest rate, currency, market,
  hedged or speculative leverage,
  correlation, liquidity, opportunity
  risks.                                 X           X            X           o              X              X          X         X
o OPTIONS ON SECURITIES AND INDICES.
  Interest rate, currency, market,
  hedged or speculative leverage,
  correlation, liquidity, credit,
  opportunity risks.                     o           o            o           o              o              o          o         o

STRUCTURED SECURITIES Indexed and/or
leveraged mortgage-backed and other
debt securities, including
principal-only and interest-only
securities, leveraged floating rate
securities and others. These
securities tend to be highly sensitive
to interest rate movements and their
performance may not correlate to these
movements in a conventional fashion.
Credit, interest rate, extension,
prepayment, market, speculative
leverage, liquidity, valuation risks.    X           X            X          10(2)           X              X          X         X

(1)  No more than 25% of the fund's assets will be invested in securities of any one foreign government.
(2)  Included in the 10% limitation on debt securities.
(3)  Included in the 15% limitation on illiquid securities.
(4)  Applies to purchased options only.

--------------------------------------------------------------------------------
 ANALYSIS OF FUNDS WITH 5% OR MORE JUNK BONDS(1)
--------------------------------------------------------------------------------

INVESTMENT-GRADE BONDS

                              QUALITY RATING                SHORT-TERM STRATEGIC
                              (S&P/MOODY'S)(2)              INCOME FUND
                              -----------------             --------------------
                              AAA/Aaa                       12.8%
                              AA/Aa                         26.6%
                              A/A                            6.0%
                              BBB/Baa                        7.6%
--------------------------------------------------------------------------------

JUNK BONDS

                              QUALITY RATING                SHORT-TERM STRATEGIC
                              (S&P/MOODY'S)(2)             INCOME FUND
                              -----------------             --------------------
                              BB/Ba                         26.2%
                              B/B                           14.9%
                              CCC/Caa                        1.0%
                              CC/Ca                          0.0%
                              C/C                            0.0%
                              D                              0.2%
                              % OF PORTFOLIO IN BONDS       95.3%
--------------------------------------------------------------------------------

INVESTMENT-GRADE BONDS

                              QUALITY RATING                WORLD BOND
                              (S&P/MOODY'S)(2)              FUND
                              -----------------             ----------
                              AAA/Aaa                       65.7%
                              AA/Aa                         25.5%
                              A/A                            2.3%
                              BBB/Baa                        0.3%
--------------------------------------------------------------------------------

JUNK BONDS

                              QUALITY RATING                WORLD BOND
                              (S&P/MOODY'S)(2)              FUND
                              -----------------             ----------
                              BB/Ba                          2.6%
                              B/B                            1.3%
                              CCC/Caa                        0.0%
                              CC/Ca                          0.0%
                              C/C                            0.0%
                              D                              0.0%
                              % OF PORTFOLIO IN BONDS       97.7%
--------------------------------------------------------------------------------

(1) Average weighted quality distribution for the most recent fiscal year.
(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock international/global funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual/ semi-annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).


To request a free copy of the current annual/semi-annual report or SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way STE 1000
Boston, MA 02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713
Internet: www.jhancock.com/funds

101 Huntington Avenue
Boston, Massachusetts 02199-7603

                                               (C) 1996 John Hancock Funds, Inc.
                                                                      GLIPN 3/97

                            JOHN HANCOCK GROWTH FUND

                           Class A and Class B Shares
                       Statement of Additional Information

                                  March 1, 1997

This Statement of Additional Information provides information about John Hancock Growth Fund (the "Fund") in addition to the information that is contained in the combined Growth Funds' Prospectus, dated March 1, 1997 (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust"), formerly Freedom Investment Trust II.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                           1 John Hancock Way STE 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

Organization of the Fund                                                     2
 Investment Objective and Policies                                           2
Investment Restrictions                                                     14
Those Responsible for Management                                            17
Investment Advisory and Other Services                                      26
Distribution Contracts                                                      28
Net Asset Value                                                             30
Initial Sales Charge On Class A Shares                                      31
Deferred Sales Charge On Class B Shares                                     33
Special Redemptions                                                         36
Additional Services and Programs                                            37
Description of the Fund's Shares                                            38
Tax Status                                                                  40
Calculation of Performance                                                  44
Brokerage Allocation                                                        46
Transfer Agent Services                                                     48
Custody of Portfolio                                                        48
Independent Auditors                                                        48
Appendix                                                                   A-1
Financial Statements                                                       F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1984 under the laws of The Commonwealth of Massachusetts. Prior to July 1996, the Fund was a series of John Hancock Capital Series (known as John Hancock Growth Fund prior to October
1993).

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.

The investment objective of the Fund is to seek long-term capital appreciation.

The Fund invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The Adviser will pursue the strategy of investing in common stocks of those companies whose five-year average operating earnings and revenue growth are at least two times that of the economy, as measured by the Gross Domestic Product. Companies selected will generally have positive operating earnings growth for five consecutive years, although companies without a five-year record of positive earnings growth may also be selected if, in the opinion of the Adviser, they have significant growth potential. The Fund may invest up to 15% of its net assets in securities having a limited or restricted market. The Adviser expects that the median market capitalization of the portfolio will be over three billion dollars. There is no assurance that the Fund will achieve its investment objective.

When management believes that current market or economic conditions warrant, the Fund temporarily may retain cash or invest in preferred stock, nonconvertible bonds or other fixed-income securities. Fixed income securities in the Fund's portfolio will generally be rated at least BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investor's Service, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. The Fund may, however, invest up to 5% of its net assets in lower rated securities, commonly known as "junk bonds".

Lower Rated High Yield Debt Obligations. The Fund may invest in debt securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") and unrated securities deemed of equivalent quality by the Adviser. These securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. No more than 5% of the Fund's net assets, however, will be invested in securities rated lower than BBB by S&P or Baa by Moody's. In addition, no more than 5% of the Fund's net assets may be invested in securities rated BBB or Baa and unrated securities deemed of equivalent quality. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations. The market prices of zero coupon bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments In Foreign Securities. The Fund may invest up to 15% of its total assets in securities of foreign issuers including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Fund may elect to hedge less than all of its foreign portfolio positions. The Fund will not engage in speculative forward currency transactions.

If the Fund enters into a forward contract to purchase foreign currency, its custodian will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount necessary to complete forward contract. These assets will be marked to market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be added so that the value of the account will equal the amount of the Fund's commitments in purchased forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Purchases and sales of securities will be made whenever necessary in management's view to achieve the objectives of the Fund. Management believes that unsettled market and economic conditions during certain periods require greater portfolio turnover in pursuing the Fund's objective than would otherwise be the case.

Risks in Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting and auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries principal offices of the issuers of the various securities are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, interest and in some cases, capital gains payable on certain Fund's foreign portfolio securities, as well as may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the

Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4 (2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities [or foreign currency assets] in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities [or foreign currency assets] to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments [or currencies] for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in a short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possesses volatility characteristics similar to those being hedged. To effect such transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender an accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Code (see "Taxation").

The Fund does not intend to enter into short sale (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund observes the following fundamental investment restrictions.

The Fund may not:

(1) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

(2) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(3) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(4) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(6) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(7) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (6) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9) Issue senior securities, except as permitted by paragraphs (2), (3) and (6) above. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (7) above are not deemed to be senior securities.

In connection with the lending of portfolio securities under item (2) above, such loans must at all times be fully collateralized by cash or securities of the U.S. Government or its agencies or instrumentalities, and the Fund's custodian must take possession of the collateral either physically or in book entry form. Any cash collateral will consist of short-term high quality debt instruments. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions

The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Purchase securities on margin or make short sales, except in connection with arbitrage transactions, or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(b) Purchase securities of any company with a record of less than three years' continuous operation, if such purchase would cause the Fund's investment in such company taken at cost to exceed 5% of the Fund's total assets taken at market value.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one such investment company. The Fund may not invest in the securities of any other open-end investment company.

(e) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5%, and together own beneficially more than 5%, of the securities of such issuer.

(f) Invest in interests in oil, gas or other mineral leases or exploration or development programs, provided that this restriction shall not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

(g) Purchase warrants if as a result (i) more than 5% of the Fund's net assets, valued at the lower of cost or market value, would be invested in warrants or (ii) more than 2% of its net assets would be invested in warrants, valued as aforesaid, which are not traded on the New York Stock Exchange or American Stock Exchange, provided that for these purposes, warrants acquired in units or attached to securities will be deemed to be without value.

(h) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. (The staff of the Securities and Exchange
         Commission may consider over-the-counter options to be illiquid secusubject to the 15% limit).

(i)      Purchase interests in real estate limited partnerships.

(j) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interests of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, In'c. ("NM Capital")
                                                                               and John Hancock Advisers
                                                                               International Limited ("Advisers
                                                                               International"); Chairman, Chief
                                                                               Executive Officer and President,
                                                                               John Hancock Funds, Inc. ("John
                                                                               Hancock Funds"), First Signature
                                                                               Bank and Trust Company and
                                                                               Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.




                                       18

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dennis S. Aronowitz                     Trustee (3)                            Professor of Law, Emeritus, Boston
Boston University                                                              University School of Law; Trustee,
Boston, Massachusetts                                                          Brookline Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                         President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee (3)                            Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.










                                       19

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                         Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee (3)                            Director, Santa Fe Ingredients
8046 Mackenzie Court                                                           Company of California, Inc. and
Las Vegas, NV  89129                                                           Santa Fe Ingredients Company, Inc.
December 1928                                                                  (private food processing companies),
                                                                               Uranium Resources, Inc.; President,
                                                                               Stolar, Inc. (1987-1991); President,
                                                                               Albuquerque Uranium Corporation
                                                                               (1985-1992); Director,
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       20

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard A. Farrell                      Trustee(3)                             President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                            Vice President and Chief Economist,
4104 Woodbine Street                                                           The Conference Board (non-profit
Chevy Chase, MD  20815                                                         economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                       Trustee (3)                            President, Babson College; Vice
Babson College                                                                 Chairman, Xerox Corporation (until
Horn Library                                                                   June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                          Reebok, Ltd. (since 1994) and Inco
March 1931                                                                     Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       21

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dr. John A. Moore                       Trustee (3)                            President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                            Cornell Institute of Public Affairs,
Cornell University                                                             Cornell University (since August
Institute of Public Affairs                                                    1996); President Emeritus of Wells
364 Upson Hall                                                                 College and St. Lawrence University;
Ithica, NY  14853                                                              Director, Niagara Mohawk Power
May 1943                                                                       Corporation (electric utility) and
                                                                               Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                            Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.












                                       22

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       23

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1996).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser, John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


All of the officers listed are officers or employees of the Adviser or the Affiliated Companies. Some of the Trustees and officers may also be officers and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau, Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser/or affiliated companies and receive no compensation from the Fund for their services.


                                Aggregate            Total Compensation From
                                Compensation         the Fund and John Hancock
Independent Trustees            From the Fund (1)    Fund Complex to Trustees(2)
--------------------            -----------------    ---------------------------

Dennis S. Aronowitz                 $ 3,515                      $ 72,450

Richard P. Chapman, Jr.+              3,607                        75,200

William J. Cosgrove+                  3,515                        72,450

Douglas M. Costle++                     143                        75,350

Leland O. Erdahl++                      120                        72,350

Richard A Farrell++                     143                        75,350

Gail D. Fosler                        3,304                        68,450

William F. Glavin+                      120                        72,250

Bayard Henry*                         1,265                        23,700

Dr. John A Moore++                      120                        68,350

Patti McGill Peterson++                 120                        72,100

John W. Pratt++                         120                        72,350

Edward J. Spellman                    3,537                        73,950
                                    -------                      --------

                                    $19,629                      $894,300

(1)      Compensation made for the ten months ended October 31, 1996.

(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1996. As of this date, there were sixty-seven funds in the John Hancock Fund Complex of which each of these independent trustees served on thirty-five of the funds.

* Mr. Henry retired from his position as a Trustee effective April 22, 1996..

+ As of December 31, 1996, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $63,164, for Mr. Cosgrove was $131,317 and for Mr. Glavin was $109,059 under the John Hancock Deferred Compensation Plan for Independent Trustees.

++       Became Trustees of the Trust on June 26, 1996.

As of January 31, 1997 the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund.

As of January 31, 1997 the following shareholders beneficially owned 5% of or more of the outstanding shares of the Fund listed below:

                                                             Number of Shares of            Percentage of Total
Name and Address of                                              Beneficial             Outstanding Shares of the
Shareholders                        Class of Shares            Interest Owned                Class of the Fund
------------                        ---------------            --------------                -----------------
Continental Trust Co                       B                       242,537                        17.44%
 c/o County Employee
Annuity & Ben Fund of Cook
Count Illinois
209 Jackson St
Suite 700
Chicago IL 60606-6905

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings with Standard & Poor's and A. M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser agreed to act as investment adviser and manager to the Fund. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly an investment management fee, which is based on a stated percentage of the Fund's average daily net assets as follows:

Net Asset Value                                             Annual Rate

First $250,000, 000                                             0.80%

Next  $250,000,000                                              0.75%

Amount over $500,000,000                                        0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the investment management contract.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The investment management contract and the distribution agreement discussed below continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Both agreements automatically terminate upon assignment and may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Fund.

For the years ended December 31, 1994, 1995 and the period ended October 31, 1996, the Adviser received fees of $1,231,294, $1,561,020 and $1,884,304, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period ended January 1, 1996 to October 31, 1996, the Fund paid the Adviser $44,503 for services under this agreement from the effective date of July 1, 1996.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares of John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended October 31, 1996, an aggregate of $208,458 distribution expenses or 0.794% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the applicable class of the Fund. Both Plans and all amendments were approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the

Trustees. From time to time, the Fund may participate in join distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the period from January 1, 1996 to October 31, 1996, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund:

                                  Expense Items

                                        Printing and
                                        Mailing of                                                  Interest Carrying
                                        Prospectus to New   Compensation to    Expenses of John     or Other Finance
Growth Fund          Advertising        Shareholders        Selling Brokers    Hancock Funds        Charges
-----------          -----------        ------------        ---------------    -------------        -------
Class A shares         $54,898            $15,684             $456,764           $131,795           $    --

Class B shares         $26,156            $ 7,349             $ 63,710           $ 63,058           $ 16,108

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believed accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing the a class's net assets by the number of it shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family

         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o        A member of an approved affinity group financial services plan.*

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

Amount Invested                                               CDSC Rate
---------------                                               ---------
$1 to $4,999,999                                                 1.00%
Next $5 million to $9,999,999                                    0.50%
Amounts of $10 million and over                                  0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b), (including TSAs) and
Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*       Proceeds of 50 shares redeemed at $12 per share                   $600
*       Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                           -120
*       Minus appreciation on remaining shares (40 shares X $2)            -80
                                                                          ----
*       Amount subject to CDSC                                            $400


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

         For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan Profit Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds.

--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-
Distribution          (401(k), MPP,                                           Rollover          Retirement
                      PSP)
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Between 59 1/2        Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Loans                 Waived               Waived            N/A              N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Temination of        Not Waived           Not Waived        Not Waived       Not Waived        N/A
Plan
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Hardships             Waived               Waived            Waived           N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he or she will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of the Fund's shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (MAAP). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. Upon notification of Signature Services, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or any John Hancock funds, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class, (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to foreign taxes on its income from investments in certain ADRs representing foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund acquires ADRs representing stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return for these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain  transactions  involving foreign  currency-denominated  debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including any such transaction not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of certain foreign currency options, futures and forward contracts, as ordinary income or loss) of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving options, futures, forward contracts, and any offsetting or successor positions in its portfolio may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

The amount of net realized capital gains, if any, in any given year will result from sales of securities and the use of certain other transactions or derivatives made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. The resulting gains or losses may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise- deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return on Class A shares of the Fund for the 1 year, 5 year and 10 year periods ended October 31, 1996 was 12.47%, 11.70% and 12.04%, respectively. The average annual total return on Class B shares of the Fund for the 1 year period ended October 31, 1996 and since inception on January 3, 1994 was 12.52% and 11.67%, respectively.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n _____
T = \ /ERV/P - 1

Where:

P =            a hypothetical initial investment of $1,000.

T =            average annual total return.

n =            number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:


                         Yield = 2([(a - b) + 1] 6 - 1
                                      ---
                                      cd

Where:

         a =      dividends and interest earned during the period.

         b =      net expenses accrued during the period.

         c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period (NAV where applicable).


From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a spread. Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Ion other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on December 31, 1995 and 1994, the Fund paid negotiated brokerage commissions in the amount of $334,672 and $236,226, respectively. For the period from January 1, 1996 to October 31, 1996, the Fund paid negotiated brokerage commissions in the amount of $365,163.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the period from January 1, 1996 to October 31, 1996, the Fund directed commissions in the amount of $44,419 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the period from January 1, 1996 to October 31, 1996, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way STE 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund allocated to each class on the basis of their relative net asset value.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young LLP audits and renders an opinion on the Fund's annual financial statements and prepares the Fund's annual Federal income tax return.

APPENDIX

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

                         JOHN HANCOCK INTERNATIONAL FUND

                           Class A and Class B Shares
                       Statement of Additional Information

                                  March 1, 1997

         This Statement of Additional Information provides information about John Hancock International Fund (the "Fund") in addition to the information that is contained in the combined International/Global Funds' Prospectus dated March 1, 1997 (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust"), formerly Freedom Investment Trust II.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which may be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                           1 John Hancock Way STE 1000
                              Boston MA 02217-1000
                                 1-800-225-5291




                                TABLE OF CONTENTS
                                                                            Page

         Organization of the Fund ........................................     2
         Investment Objective and Policies ...............................     2
         Investment Restrictions .........................................    15
         Those Responsible for Management ................................    18
         Investment Advisory and Other Services ..........................    27
         Distribution Contracts ..........................................    29
         Net Asset Value .................................................    31
         Initial Sales Charge on Class A Shares ..........................    32
         Deferred Sales Charge on Class B Shares .........................    34
         Special Redemptions .............................................    37
         Additional Services and Programs ................................    37
         Descriptions of the Fund's Shares ...............................    39
         Tax Status ......................................................    40
         Calculation of Performance ......................................    44
         Brokerage Allocation ............................................    45
         Transfer Agent Services .........................................    47
         Independent Auditors ............................................    47
         Custody of Portfolio ............................................    47
         Appendix A - Description of Bond Ratings ........................   A-1
         Financial Statements ............................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund commenced operations on January 3, 1994.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in foreign equity securities. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities. There is no assurance that the Fund will achieve its investment objective.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of issuers located in various countries around the world. Generally, the Fund's portfolio will contain securities of issuers from at least three countries other than the United States. The Fund normally will invest substantially all of its assets in equity securities, such as common stock, preferred stock, and securities convertible into common and preferred stock. However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations.

The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and government located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and John Hancock Advisers International Limited the ("Sub-Adviser") ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors
- all in relation to the prevailing prices of the securities in each country or region.

In choosing investments for the Fund, the Adviser generally looks for companies whose earnings show a strong growth trend or companies whose current market value per share is undervalued. The Fund will not restrict its investments to any particular size company and, consequently, the portfolio may include the securities of small and relatively less well-known companies. The securities of small and medium-sized companies may be subject to more volatile market movements than the securities of larger, more established companies or the stock market averages in general.

It is the intention of the Fund generally to invest in debt securities or convertible securities only for temporary defensive purposes. Accordingly, when the Adviser believes unfavorable investment conditions exist requiring the Fund to assume a temporary defensive investment posture, the Fund may hold cash or invest all or a portion of its assets in short-term domestic as well as foreign instruments, including: short-term U.S. Government securities and repurchase agreements in connection with such instruments; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called Section 4(2) paper rated at least A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or if unrated considered by the Adviser to be of comparable value. The Fund's temporary defensive investments may also include: debt obligations of U.S. companies, rated at least BBB or Baa by S&P or Moody's, respectively, or, if unrated, of comparable quality in the opinion of the Adviser; commercial paper and corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least BBB or Baa by S&P or Moody's, respectively; and other short-term investments which the Trustees of the Fund determine present minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Adviser.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and GNMA certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Ratings as Investment Criteria. In general the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that these ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest in the securities of foreign issuers including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between that information and the market value of the unsponsored ADR.

Foreign Currency Transactions. The Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to a specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions deemed appropriate by the Adviser and Sub-Advisers.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, its custodian will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal to the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("Securities Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Advisers the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, the Fund may purchase and sell interest rate futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various fixed income securities (such as U.S. Government securities) and fixed income securities indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's fixed income securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's fixed income securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's fixed income securities and futures contracts based on other fixed income securities or indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of fixed income securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of interest rate futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's fixed income securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular fixed income securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in fixed income securities, to alter the investment characteristics of fixed income securities or to gain or increase its exposure to a particular fixed income securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual fixed income securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's fixed income securities are various futures on U.S. Government securities and securities indices. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 331/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities, of any type or maturity, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Code (see "Taxation").

The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the outstanding shares.

The Fund observes the following fundamental restrictions:

The Fund may not:

         (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on future contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (j) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3 % of the Fund's total assets (including the amount borrowed) taken at market value.

         (3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act.

         (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

         (5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with the Fund's investment policies and may make loans of portfolio securities provided that as a result no more than 33 1/3% of the Fund's total assets taken at current value would be so loaned. The Fund does not, for this purpose, consider the purchase of repurchase agreements, bank certificates of deposit, bank loan participation agreements, bankers' acceptances, a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

         (6) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In connection with the lending of portfolio securities under item (5) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions. The following restrictions, as well as the Fund's investment objective, are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

         (a) Participate on a joint or joint-and-several basis in any securities trading account (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the SEC pursuant to an exemptive order). The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b) Make short sales of securities or maintain a short position unless (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short; (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments; or
                  (iii) in order to profit from an anticipated decline in the value of a security.

         (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

         (d) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

         (e)      Invest  for  the  purpose  of   exercising   control  over  or
                  management of any company.

         (f) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market value, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         (g) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         (h) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (i) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

         (j) Pledge, mortgage, or hypothecate its assets, except as may be necessary in connection with permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33% of the Fund's total assets taken at market value. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets, (ii) the purchase or sale of securities by the Fund on a when-issued or delayed delivery basis and collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets, and (iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

         (k)      Purchase interests in real estate limited partnerships.

         (l) Purchase securities while outstanding borrowings, other than reverse repurchase agreements, exceed 5% of the Fund's total assets.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

In accordance with the guidelines of the Arkansas Securities Department, until such guidelines no longer require, the Fund will not purchase securities (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined by the Trustees to be liquid based upon the trading markets for the securities) of issuers which the Fund is restricted from selling to the public without registration under the Securities Act if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

The Fund agrees that, in accordance with Texas Blue Sky Regulations, until such regulations no longer require, the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any such issuer.

In accordance with the guidelines of the Ohio Securities Department, until such guidelines no longer require, the Fund will not invest more than 15% of its total assets in securities of issuers which are restricted as to disposition, including securities eligible for resale pursuant to Rule 144A under the Securities Act.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1996).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.





                                       19

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dennis S. Aronowitz                     Trustee (3)                            Professor of Law, Emeritus, Boston
Boston University                                                              University School of Law; Trustee,
Boston, Massachusetts                                                          Brookline Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                         President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee (3)                            Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       20

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                         Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee (3)                            Director, Santa Fe Ingredients
8046 Mackenzie Court                                                           Company of California, Inc. and
Las Vegas, NV  89129                                                           Santa Fe Ingredients Company, Inc.
December 1928                                                                  (private food processing companies),
                                                                               Uranium Resources, Inc.; President,
                                                                               Stolar, Inc. (1987-1991); President,
                                                                               Albuquerque Uranium Corporation
                                                                               (1985-1992); Director,
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       21

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard A. Farrell                      Trustee(3)                             President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                            Vice President and Chief Economist,
4104 Woodbine Street                                                           The Conference Board (non-profit
Chevy Chase, MD  20815                                                         economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                       Trustee (3)                            President, Babson College; Vice
Babson College                                                                 Chairman, Xerox Corporation (until
Horn Library                                                                   June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                          Reebok, Ltd. (since 1994) and Inco
March 1931                                                                     Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1996).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       22

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dr. John A. Moore                       Trustee (3)                            President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                            Cornell Institute of Public Affairs,
Cornell University                                                             Cornell University (since August
Institute of Public Affairs                                                    1996); President Emeritus of Wells
364 Upson Hall                                                                 College and St. Lawrence University;
Ithica, NY  14853                                                              Director, Niagara Mohawk Power
May 1943                                                                       Corporation (electric utility) and
                                                                               Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                            Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.















                                       23

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1996).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1996).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       24

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January1996).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser, John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. The Trustees not listed below were not Trustees of the Fund as of the end of the Fund's last completed fiscal year. Messrs. Boudreau, Scipione and Ms. Hodsdon, each a non-independent Trustee and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.


                                                          Total Compensation
                                Aggregate                 From the Fund and
                                Compensation              John Hancock Fund
Independent Trustees            From the Fund(1)          Complex to Trustees(2)
--------------------            ----------------          ----------------------
Dennis S. Aronowitz++             $    6                       $ 72,450
William Barron III*                   11                             --
Richard P. Chapman, Jr.++              6                         75,200
William J. Cosgrove++                  6                         72,450
Douglas M. Costle                    201                         75,350
Leland O. Erdahl                     195                         72,350
Richard A. Farrell                   201                         75,350
Gail D. Fosler++                       6                         68,450
William F. Glavin+                   195                         72,250
Patrick Grant*                        11                             --
Ralph Lowell, Jr.*                    11                             --
Dr. John A. Moore                    181                         68,350
Patti McGill Peterson                195                         72,100
John W. Pratt                        195                         72,350
Edward J. Spellman++                   6                         73,950
                                  ------                       --------
                                  $1,426                       $870,600

(1)  Compensation is for the fiscal year ended October 31, 1996.

(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1996. As of this date, there were sixty-seven funds in the John Hancock Fund Complex of which each of these Independent Trustees served on thirty-five funds.

* As of January 1, 1996, Messrs. Barron, Grant and Lowell resigned as Trustees.

+ As of December 31, 1996, the value of the aggregate accrued deferred compensation amount from all Funds in the John Hancock Fund Complex for Mr. Chapman was $63,164, for Mr. Cosgrove was $131,317, Mr. Glavin was $109,059 under the John Hancock Deferred Compensation Plan for Independent Trustees.

++ Became Trustees of the Trust on June 26, 1996.

As of January 31, 1997, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund. As of January 31, 1997, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund:

                                                             Number of Shares of            Percentage of Total
Name and Address of                                              Beneficial             Outstanding Shares of the
Shareholders                        Class of Shares            Interest Owned                Class of the Fund
------------                        ---------------            --------------                -----------------
John Hancock Funds                         A                       62,624                         10.91%
Southern Industrial Corp
& King Provision Corp
401(k)
101 Huntington Avenue
Boston MA 02199-7603

MLPF&S For The Sole                        B                       94,372                          9.63%
Benefit of Its Customers
4800 Deer Lake Dr East
Jacksonville FL 32246-6484

Wexford Clearing                           B                       92,182                          9.41%
Services Corp FBO
County Employees
Annuity Benefit Fund #3
c/o CTC Illinois TR CO
Chicago, IL 60606

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and other mutual funds and publicly traded investment companies in the John Hancock group of funds having over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") dated July 1, 1996 with the Adviser. Pursuant to the Advisory Agreement, the Adviser agreed to act as investment adviser and manager to the Fund. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser a fee computed and paid monthly based on a stated percentage of the Fund's average daily net assets of the Fund as follows:

             Net Asset Value                                     Annual Rate
             ---------------                                     -----------

             First $250 million                                     1.00%
             Next $250 million                                      0.80%
             Next $250 million                                      0.75%
             Amounts over $750 million                              0.625%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal year ended October 31, 1996, 1995 and 1994, the Adviser's management fee was $121,360, $80,348 and $44,740, respectively. After expense reductions by the Adviser, the Adviser received no management fees for the fiscal year ended October 31, 1996, 1995 and 1994.

The Fund and the Adviser have entered into a sub-investment management contract with the Sub-Adviser (the "Sub-Advisory Agreement") under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with advice with respect to that portion of the assets invested in countries other than the United States and Canada. The Sub-Adviser, with offices located at 34 Dover Street, London, England W1X 3RA, is a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser a portion of its monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. The Fund is not responsible for paying the Sub-Adviser's fee.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent expenses) to 0.90% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to their respective management contracts, the Adviser and Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Advisers in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable contract.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement was approved on March 5, 1996 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The shareholders of the Fund also approved the Fund's Advisory Agreement on June 26, 1996. The investment management contract, the sub-investment management contracts, and the distribution agreement discussed below, continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Both agreements automatically terminate upon assignment and may be terminated on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Fund.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, the Fund paid the Adviser $826 for services under this agreement from the effective date of July 1, 1996.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended October 31, 1996, an aggregate of $435,589 of distribution expenses or 3.589% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended October 31, 1996, the Fund paid John Hancock Funds the following amount of expenses with respect to the Class A and Class B shares of the Fund:

                                  Expense Items


                                         Printing and
                                          Mailing of                                              Interest,
                                       Prospectuses to    Compensation to     Expenses of John    Carrying or Other
                       Advertising     New Shareholders   Selling Brokers     Hancock Funds       Finance Charges
                       -----------     ----------------   ---------------     -------------       ---------------
Class A shares           $ 4,264           $  482             $ 4,348             $ 6,173             $    --

Class B shares           $13,835           $2,816             $12,458             $16,091             $25,271

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value, plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services"), the Fund's transfer agent, is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

o A bank, trust company, credit union, savings institution or other depository institution, its trust department or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of an approved affinity group financial services plan.*

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1,1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception the Fund account, may purchase Class A shares with no initial sales charges. However, if the shares are redeemed within 12 months after the end of the calendar years in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                       CDSC Rate
         ---------------                                       ---------
         $1 to $4,999,999                                        1.00%
         Next $5 million to $9,999,999                           0.50%
         Amounts of $10 million and over                         0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including TSAs) and
Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including increases in account value derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*Proceeds of 50 shares redeemed at $12 per share                            $600
*Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)    -120
*Minus appreciation on remaining shares (40 shares X $2)                     -80
                                                                             ---
*Amount subject to CDSC                                                     $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans qualified under the Code) unless otherwise noted.

* Redemptions made to effect mandatory distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans such as 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-
Distribution          (401(k), MPP, PSP)                                      Rollover          Retirement
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Between 59 1/2        Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Loans                 Waived               Waived            N/A              N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Termination of        Not Waived           Not Waived        Not Waived       Not Waived        N/A
Plan
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Hardships             Waived               Waived            Waived           N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.


SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the Fund. Since the redemption price of the shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in the recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained more fully in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.

Reinstatement or Reinvestment Privilege. Upon notification of Signature Services, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest any part of the redemption proceeds in shares of the same class of the Fund or in any other John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock mutual funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. Such shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS".

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series without shareholder action. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and five other series. The Trustees have authority, without the necessity of a shareholder vote, to classify the shares of any series into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets allocable to that class of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matter relating to their respective distribution plans. The different plans of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by such class, (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly attributable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value may vary depending on whether Class A or Class B shares are purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Each series of Freedom Investment Trust II, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at lease 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and loses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at lease 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

The amount of net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within

90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata shares of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $592,108 of capital loss carryforwards available to the extent provided by regulations to offset net realized capital gains. On October 31, 2003, $531,549 of these capital loss carryforwards will expire and on October 31, 2004, $60,559 will expire.

The Fund is required to accrue income on any debt securities that have more than a de minims amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures contracts, and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Because the Fund is not generally anticipated to invest a significant portion of its assets in the stock of such U.S. corporations, it is unlikely that a substantial portion of its distributions will qualify for the dividends received deduction. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options contracts, foreign currency positions, and foreign currency forward contracts. Certain of these transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return for Class A shares of the Fund for the 1 year period ended October 31, 1996 and from commencement of operations on January 3, 1994 was 1.52% and (0.65%), respectively.

The average annual total return for Class B shares of the Fund for the 1 year period ended October 31, 1996 and from commencement of operations on January 3, 1994 was 1.21% and (0.62%), respectively.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 years and life-of-fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


     n _____
T = \ /ERV/P - 1


Where:

     P =        a hypothetical initial investment of $1,000.

     T =        average annual total return.

     n =        number of years.

     ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life of the fund periods.

Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period of time. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any period of time. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors, including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or Sub-Adviser, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser or Sub-Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or
Sub-Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser and Sub-Adviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ending October 31, 1996, 1995 and 1994, negotiated brokerage commissions were paid on portfolio transactions in the amount of $20,984, $47,714 and $50,807, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1996, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the years ending October 31, 1996, 1995 and 1994, the Fund did not execute any portfolio transitions with any Affiliated Broker.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way STE 1000, Boston MA 02217- 1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent of the Fund. The Fund pays an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.


INDEPENDENT AUDITORS

The independent auditors of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP audits and renders an opinion of the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

                         Standard & Poor's Bond Ratings

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


         To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

         Conditional ratings, indicated by "Con," are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probable credit status upon completion of that act or fulfillment of that condition.

                              FINANCIAL STATEMENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                           Class A and Class B Shares
                  JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND

                                  March 1, 1997

This Statement of Additional Information provides information about John Hancock Short-Term Strategic Income Fund (the "Fund") in addition to the information that is contained in the combined International/Global Funds' Prospectus dated March 1, 1997 (the "Prospectus"). The Fund is a non-diversified series of John Hancock Investment Trust III (the "Trust"), formerly Freedom Investment Trust II.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                           1 John Hancock Way STE 1000
                              Boston MA 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS

                                                                          Page

Organization of the Fund                                                    2
Investment Objectives and Policies                                          2
Investment Restrictions                                                    19
Those Responsible for Management                                           22
Investment Advisory and Other Services                                     31
Distribution Contracts                                                     33
Net Asset Value                                                            34
Initial Sales Charge on Class A Shares                                     35
Deferred Sales Charge on Class B Shares                                    37
Special Redemptions                                                        40
Additional Services and Programs                                           41
Description of the Fund's Shares                                           42
Tax Status                                                                 43
Calculation of Performance                                                 48
Brokerage Allocation                                                       49
Transfer Agency Services                                                   51
Custody of Portfolio                                                       51
Independent Auditors                                                       51
Appendix A - Description of Bond                                          A-1
Commercial Paper Ratings                                                  C-1
Financial Statements                                                      F-1

ORGANIZATION OF THE FUND

The Fund is a non-diversified series of the Trust, an open-end investment management company organized as a Massachusetts business trust on March 31, 1986 under the laws of The Commonwealth of Massachusetts. The Fund commenced operations on July 31, 1990. The Fund is non-diversified in order to permit more than 5% of its assets to be invested in the obligations of any one issuer.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.

The Fund's investment objective is a high level of current income. The Fund will seek to achieve this objective by investing primarily in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities and (iii) corporate debt securities of U.S. issuers. There is no fixed allocation among the types of securities listed. There is no assurance that the Fund will achieve its investment objective.

General. The Fund may invest in all types of debt securities, including debt obligations issued or guaranteed by United States or foreign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies and instrumentalities ("Governmental entities"), or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities"), or issued by corporations or financial institutions. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Securities issued by supranational entities may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Securities of corporations and financial institutions in which the Fund may invest include corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates. In accordance with guidelines promulgated by the Staff of the Securities and Exchange Commission (the "SEC"), the Fund will consider as an industry any category of such supranational entities which may have been designated by the SEC. There is no fixed allocation among the foregoing types of securities.

The maximum average dollar weighted maturity of the Fund is three years. This maturity is calculated by including average maturities, prepayments, refunds, redemptions and call dates. The debt securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities or increasing rate note securities.

The Fund may invest in debt obligations denominated in the U.S. dollar or in non- U.S. currencies issued or guaranteed by foreign corporations, certain supranational entities (as described above), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Fund may also invest in debt obligations issued by U.S. corporations denominated in non-U.S. currencies.

Foreign Securities. The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Fund may invest in any country where the Adviser believes there is a potential to achieve the Fund's investment objective. The Fund may invest in securities of issuers in industrialized Western European countries (including Scandinavian countries) and in Canada, Japan, Australia and New Zealand, as well as in emerging markets or countries with limited or developing capital markets. Investments in securities of issuers in emerging markets generally involve more risk and may be considered highly speculative, as described in more detail below.

The value of portfolio securities denominated in foreign currencies may increase or decrease in response to changes in currency exchange rates. The value of the Fund's dividends may also be affected. The Fund will incur costs in connection with converting between currencies. Foreign companies may not be subject to accounting standards and government supervision comparable to those applicable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility), and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than in the U.S. Expenses may also be incurred on currency exchanges when the Fund changes investments from one country to another. Increased custodian costs as well as administrative difficulties (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. In addition, there may be difficulty in enforcing legal rights outside the United States.

The securities markets of many countries have in the past moved relatively independently of one another, due to differing economic, financial, political and social factors. When markets in fact move in different directions and offset each other, there may be a corresponding reduction in risk for the Fund's portfolio as a whole. This lack of correlation among the movements of the world's securities markets may also affect unrealized gains the Fund has derived from movements in any one market.

If securities traded in markets moving in different directions are combined into a single portfolio, such as that of the Fund, total portfolio volatility may be reduced. Since the Fund may invest in securities quoted or denominated in currencies other than U.S. dollars, changes in foreign currency exchange rates may affect the value of its portfolio securities. Currency exchange rates may not move in the same direction as the securities markets in a particular country. As a result, market gains may be offset by unfavorable exchange rate fluctuations.

Foreign securities markets, while growing in volume, have for the most part substantially less volume than U.S. securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable U. S. companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than those in the U.S. The customary settlement time for foreign securities may be longer than the three (3) day customary settlement time for U.S. securities, or less frequent than in the U.S., which could affect the liquidity of the Fund's investments. The Adviser will monitor the settlement time for foreign securities and take undue settlement delays into account in considering the desirability of allocating investments among specific countries.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of business, restrictions of foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates or currency rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodian or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. The Fund may also engage in speculative forward currency transactions. Forward currency transactions are accomplished through contractual agreements to purchase or sell a specified currency or to deliver a final cash settlement amount based on the relative performance of two currencies if the contract does not call for the physical delivery of currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables for payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

If the Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as that currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Money Market Securities. The Fund's shorter-term investments may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments or issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, banker's acceptances and deposit notes and certain other short- term obligations such as short-term commercial paper. With respect to bank money market instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankee dollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankee dollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation.

Foreign subsidiaries of U.S. depository institutions and U.S. and foreign subsidiaries of foreign depository institutions may be considered investment companies under the Investment Company Act of 1940 (the "Investment Company Act").

Mortgage-Backed Securities. The Fund may invest in Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Mortgage Loan Corporation (Freddie Macs) mortgage-backed securities and other U.S. Government securities, including real estate mortgage investment companies ("REMICs") and Collateralized Mortgage Obligations ("CMOs") representing ownership interests in mortgage pools. Certain U.S. Government securities, including U.S. treasury bills, notes and bonds, and Ginnie Maes, are supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of Freddie Mac and Fannie Mae. Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments
(including any prepayments) made by the individual borrowers on the pooled mortgage loans. CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Investors may purchase "regular" or "residual" interests in REMICs, although the Fund does not intend, absent a change in current tax law, to acquire residual interests in REMICs.

Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Fannie Mae, a federally chartered and privately owned corporation, issues pass-through securities which are guaranteed as to payment of principal and interest by Fannie Mae. Freddie Mac, a corporate instrumentality of the Untied States, issues participation certificates which represent an interest in mortgages from Freddie Mac's portfolio. Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal. As is the case with Ginnie Mae Certificates, the actual maturity of and realized yield on particular Fannie Mae and Freddie Mac mortgage-based securities will vary based on the prepayment experience of the underlying pool of mortgages. Generally, the issuers of mortgaged-backed and receivable-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the assets securing such obligations.

Instruments  backed by pools of  mortgages  and  receivables  may be  subject to unscheduled prepayments of principal prior to maturity. During periods of declining interest rates, principle and interest on mortgage-backed securities may be prepaid at faster than expected rates, with the proceeds of these prepayments being invested in lower-yielding securities. In this situation, mortgage-backed securities may be less effective at maintaining yields than traditional debt obligations of similar maturity. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Indexed Obligations. Indexed notes and commercial paper typically provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Adviser will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. However, there can be no assurance that the Fund's hedging strategies will be effective. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations. As of the date of this Statement of Additional Information, the Fund has no present intention to invest in these obligations.

Obligations of Foreign Governmental Entities. The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Adviser, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. No more than 25% of the Fund's total assets, at the time of purchase will be invested in government securities of any one foreign country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

Multi-National Currency Unit Securities. As indicated above, the Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi- national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, West Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU- denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British Pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender not with the borrower. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

The secondary market for Participations and Assignments is limited to certain institutional investors, which could adversely affect the value of these securities and make it more difficult to assign a value to them (see "Participations" below).

Lower Rated High Yield "High Risk" Debt Obligations. The Fund seeks high current income and may invest in high yielding, fixed income securities rated Baa, Ba or B by Moody's or BBB, BB or B by Standard & Poor's, sometimes referred to as junk bonds. The Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to rated securities. The Fund will, however, maintain an average portfolio quality rating of A by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service Inc. ("Moody's") or the unrated equivalent. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occured during a period of economic expansion. The market has not yet been fully tested by a recession. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Time Deposits. The Fund's time deposits are non-negotiable deposits maintained for a stated period of time at a stated interest rate. If the Fund purchases Time Deposits maturing in seven days or more, it will treat those longer-term Time Deposits as illiquid.

Participation Interests. The Fund may acquire participation interests in senior floating rate loans that are made primarily to U.S. and foreign companies. Participation interests, which may take the form of interests in, or assignments of, the loans, are acquired from banks who have made loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 15% limitation on investments in illiquid securities.

Structured Securities. The Fund may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities which may be rated as low as B by S&P or Moody's or, if not so rated, of equivalent investment quality in the opinion of the Adviser.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

Brady Bonds. The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by- case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of January, 1, 1997, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks temporarily for extraordinary or emergency purposes (not leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities for investment while borrowings equaling 5% or more of the Fund's total assets are outstanding. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. The Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 30% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. The Fund may not invest more than 5% of its total assets in warrants or more than 2% of its total assets in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for the Fund to qualify as a regulated investment company for Federal income tax purposes. The Fund's portfolio turnover rate may vary widely from year to year and may be higher than that of many other mutual funds with similar investment objectives. Management anticipates that the annual turnover in the Fund will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Fund's portfolio are replaced four times in a period of one year. Portfolio turnover rates of the Fund for recent periods are shown in the "Financial Highlights" section of the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         1. Purchases on Margin and Short Sales. Purchase securities on margin or sell short, except that the Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. Borrowing. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities for investment while borrowings equaling 5% or more of the Fund's total assets are outstanding.

         3. Underwriting Securities. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities. (See also Restriction 12.)

         4. Senior Securities. Issue senior securities except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of the Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of the Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

         5. Warrants. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the total assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

         6. Real Estate. Purchase or sell real estate although the Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that the Fund will not purchase real estate limited partnership interests.

         7. Commodities; Commodity Futures; Oil and Gas Exploration and Development Programs. Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except the Fund may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

         8. Making Loans. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 11) in accordance with its investment objectives and policies and make loans of portfolio securities provided that as a result, no more than 30% of the total assets of the Fund taken at current value would be so loaned.

         9. Industry Concentration. Purchase any securities which would cause more than 25% of the market value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction will apply to obligations of a foreign government unless the SEC permits their exclusion.

Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

         11. Illiquid Securities. Purchase or otherwise acquire any security if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid.

         12. Acquisition for Control Purposes. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         13. Unseasoned Issuers. Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value, except this restriction shall not apply to (i) obligations of the U.S. Government, its agencies or instrumentalities and (ii) securities of such issuers which are rated by at least one nationally recognized statistical rating organization. This restriction shall not apply to obligations issued or guaranteed by any foreign government or its agencies or instrumentalities. This restriction shall not apply to issuers of mortgage-backed and receivable-backed bonds, notes or pass-through certificates.

         14. Beneficial Ownership of Officers and Directors of the Trust and Adviser. Purchase or retain the securities of any issuer if those officers or trustees of the Trust or officers or directors of the Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         15. Hypothecating, Mortgaging and Pledging Assets. Hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets, taken at cost. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets,
                  (ii) collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets; and (iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

         16. Joint Trading Accounts. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the SEC pursuant to an exemptive order).

         17. Purchase interests in oil, gas or other mineral exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

         18. Securities of Other Investment Companies. Purchase a security if, as a result (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

The Fund agrees that, in accordance with regulations of the Ohio Securities Division and until such regulations no longer require, it will comply with Rule 1301:6-3- 09(E)(9) by not investing in the securities of other open-end and closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt investment restrictions more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trust's Trustees, who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       23

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dennis S. Aronowitz                     Trustee (3)                            Professor of Law, Emeritus, Boston
Boston University                                                              University School of Law; Trustee,
Boston, Massachusetts                                                          Brookline Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                         President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee (3)                            Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.











                                       24

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                         Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee (3)                            Director, Santa Fe Ingredients
8046 Mackenzie Court                                                           Company of California, Inc. and
Las Vegas, NV  89129                                                           Santa Fe Ingredients Company, Inc.
December 1928                                                                  (private food processing companies),
                                                                               Uranium Resources, Inc.; President,
                                                                               Stolar, Inc. (1987-1991); President,
                                                                               Albuquerque Uranium Corporation
                                                                               (1985-1992); Director,
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       25

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard A. Farrell                      Trustee(3)                             President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                            Vice President and Chief Economist,
4104 Woodbine Street                                                           The Conference Board (non-profit
Chevy Chase, MD  20815                                                         economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                       Trustee (3)                            President, Babson College; Vice
Babson College                                                                 Chairman, Xerox Corporation (until
Horn Library                                                                   June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                          Reebok, Ltd. (since 1994) and Inco
March 1931                                                                     Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       26

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dr. John A. Moore                       Trustee (3)                            President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                            Cornell Institute of Public Affairs,
Cornell University                                                             Cornell University (since August
Institute of Public Affairs                                                    1996); President Emeritus of Wells
364 Upson Hall                                                                 College and St. Lawrence University;
Ithica, NY  14853                                                              Director, Niagara Mohawk Power
May 1943                                                                       Corporation (electric utility) and
                                                                               Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                            Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.












                                       27

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       28

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1996).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser, John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services. The compensation to the Trustees from the Fund shown below is for the Fund's fiscal year ended October 31, 1996.

                                                     Total Compensation
                             Aggregate               From The Fund and
                             Compensation From       John Hancock Fund
                             The Fund(1)             Complex to Trustees(2)
                             -----------             ----------------------

Dennis S. Aronwitz             $    43                      $     0
Richard P Chapman                   52                            0
William J. Cosgrove                 43                            0
William A Barron III*              135                            0
Douglas M. Costle                2,009                       75,350
Leland O. Erdahl                 1,961                       72,350
Richard A. Farrell               2,008                       75,350
Gail D. Fosler                      43                            0
William F.Glavin                 1,961                       72,250
Patrick Grant*                     135                            0
Ralph Lowell, Jr*.                 135                            0
Dr. John A. Moore                1,861                       68,350
Patti McGill Peterson            1,954                       72,100
John W. Pratt                    1,961                       72,350
Edward J. Spellman                  52                            0
                               -------                     --------
                               $14,353                     $508,100

(1)  Compensation is for the fiscal year ended October 31, 1996.
(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of calendar year ended December 31, 1996. As of this date, there were sixty-seven funds in the John Hancock Fund Complex of which each of these Independent Trustees served on thirty-five.

* As of January 1, 1996, Messrs. Barron, Grant and Lowell resigned as Trustees.

+ As of December 31, 1996 the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Glavin was $109,509 under the John Hancock Deferred Compensation Plan for Independent Trustees.

As of January 31, 1997, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares. On that date, no person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard and Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") dated as of July 1, 1996 with the Adviser. Pursuant to the Advisory Agreement, the Adviser agreed to act as investment adviser and manager to the Fund. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Adviser receives from the Fund a fee computed and paid monthly based on a stated percentage of the Fund's average daily net assets as follows:

         Net Asset Value                                      Annual Rate
         ---------------                                      -----------

         First $500 million                                      0.65%
         Amounts over $500 million                               0.60%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the investment management contract.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement was approved on March 5, 1996 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The shareholders of the Fund also approved the Fund's Advisory Agreement on June 26, 1996. The investment management contract and the distribution agreement discussed below continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Both agreements automatically terminate upon assignment and may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Fund.

For the fiscal years ended October 31, 1994, 1995 and 1996, the Trust paid the Adviser, on behalf of the Fund, an investment advisory fee of $774,309, $682,732 and $640,833, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, the Fund paid the Adviser $6,208 for services under this agreement from the effective date of July 1, 1996.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds and Freedom Distributors Corporation (together the "Distributors") is obligated to use their best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Broker") which have entered into selling agency agreements with the Distributors. The Distributors accept orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, the Distributors and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the Distributors for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the Distributors) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that the Distributors are not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of the unreimbursed expenses. The Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended October 31, 1996, an aggregate of $2,532,676 of distribution expenses or 3.870% of the average net assets of the Class B shares of the Fund was not reimbursed or recovered by the Distributors through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meeting called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, the Distributors provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only as long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 day's written notice to the Distributors and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides, that no material amendment to the Plan will be effective unless it is approved by a vote of the

Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable classes of shares of the Fund.

Amounts paid to Distributors by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1996, the Fund paid the Distributors the following amounts of expenses:

                                  Expense Items


                                       Printing and                                                Interest,
                                       Mailing of                                                  Carrying or
                                       Prospectus to      Compensation to        Expenses of       Other Finance
                     Advertising       New Shareholders   Selling Brokers        Distributors      Charges
                     -----------       ----------------   ---------------        ------------      -------
Class A shares         $  11,547           $    882         $ 56,179               $ 30,807          $   --
Class B shares         $ 42,,325           $  4,576         $244,541               $106,321          $236,751

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m. London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.


INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value, plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his, her or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

o A bank, trust company, credit union, savings institution or other depository institution, its trust department or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family

         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o        A member of an approved affinity group financial services plan.*

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

Amount Invested                                                    CDSC Rate
---------------                                                    ---------

$1 to $4,999,999                                                     1.00%
Next $5 million to $9,999,999                                        0.50%
Amounts of $10 million and over                                      0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such persons.

Combination Privilege. Reduced sales charges also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges also are applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including TSAs) and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 3% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within four years of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the four-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the four-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


*        Proceeds of 50 shares redeemed at $12 per share                   $600
*        Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                           -120
*        Minus appreciation on remaining shares (40 shares X $2)            -80
                                                                          -----
*        Amount subject to CDSC                                            $400


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan and Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-
Distribution          (401(k), MPP,                                           Rollover          Retirement
                      PSP)
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Between 59 1/2        Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Loans                 Waived               Waived            N/A              N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Termination of        Not Waived           Not Waived        Not Waived       Not Waived        N/A
Plan
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Hardships             Waived               Waived            Waived           N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.


SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the

Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund's shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. Upon notification of Signature Services, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or in any John Hancock funds, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any of the other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any investment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% percent non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portions of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

The amount of net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on those shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata shares of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata shares of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $28,719,289 of capital loss carryforwards, available, to the extent provided by regulations to offset net capital gains. Of these, $470,652 expire October 31, 1999, $17,243,199 expire October 31, 2000,
$3,127,414  expire  October 31,  2001,  $2,774,082  expire  October 31, 2002 and
$5,103,942 expire October 31, 2003.

The dividends and distributions from the Fund are generally not expected to qualify for the dividends-received deduction for corporations under the Code.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures contracts, and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Investment in debt obligations that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options contracts, foreign currency positions, and foreign currency forward contracts. Certain payments received by the Fund with respect to loan participations, such as commitment fees or facility fees, may not be treated as qualifying income under the 90% requirement referred to above if they are not properly treated as interest under the Code.

Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long- term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day period ended October 31, 1996, the annualized yield on Class A and Class B shares of the Fund was 6.32% and 5.82%, respectively. The average annual total return of the Class A and for Class B shares of the Fund for the 1 year period ended October 31, 1996 was 5.35% and 4.89%, respectively. For the period ended October 31, 1996, the average annual total return for Class A shares from commencement of operations on January 3, 1992 and for Class B shares from commencement of operations on December 28, 1990 was 5.16% and 5.51%, respectively. Class B 5 year return including CDSC: 4.86%.

The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                         Yield = 2([(a - b) + 1] 6 - 1)
                                      ---
                                      cd

a=       dividends and interest earned during the period.

b=       net expenses accrued during the period.

c= the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

d= the maximum offering price per share on the last day of the period (NAV where applicable).

While the foregoing formula reflects the standard accounting method for calculating yield, it does not reflect the Fund's actual bookkeeping; as a result, the income reported or paid by the Fund may be different.

Total return is computed by finding the average annual compounded rate of return over the 1 year and life of fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


     n _____
T = \ /ERV/P -1

P =            a hypothetical initial investment of $1,000.

T =            average annual total return.

n =            number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life-of-the fund periods.

Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market .

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease Fund performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and its affiliates, and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information, and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, its policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on October 31, 1996, 1995 and 1994, no negotiated brokerage commissions were paid on portfolio transactions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1996, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund did not execute any portfolio transactions with any Affiliated Brokers.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker and which are comparable to the Fund or determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENCY SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way STE 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus certain out-of- pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS1

Moody's Bond ratings

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to- date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


-----------------------
1 As described by the rating companies themselves.

                         Standard & Poor's Bond ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," or "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

                        Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- 'Prime-1' indicates the highest quality repayment capacity of the rated issues.

"P-2 -- 'Prime-2' indicates that the issuer has a strong capacity for repayment of short- term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

                              FINANCIAL INFORMATION

                     JOHN HANCOCK SPECIAL OPPORTUNITIES FUND

                       Statement of Additional Information
                           Class A and Class B Shares

                                  March 1, 1997

    This Statement of Additional Information provides information about John Hancock Special Opportunities Fund (the "Fund"), in addition to the information that is contained in the combined Growth Funds' Prospectus dated March 1, 1997 (the "Prospectus"). The Fund is a non-diversified series of John Hancock Investment Trust III (the "Trust"), formerly Freedom Investment Trust II.

    This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which may be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                           1 John Hancock Way STE 1000
                              Boston MA 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                          Page

Organization of the Fund ..............................................      2
Investment Objective and Policies .....................................      2
Investment Restrictions ...............................................     14
Those Responsible for Management ......................................     18
Investment Advisory and Other Services ................................     27
Distribution Contracts ................................................     29
Net Asset Value .......................................................     30
Initial Sales Charge on Class A Shares ................................     31
Deferred Sales Charge on Class B Shares ...............................     33
Special Redemptions ...................................................     36
Additional Services and Programs ......................................     37
Descriptions of the Fund's Shares .....................................     38
Tax Status ............................................................     39
Calculation of Performance ............................................     44
Brokerage Allocation ..................................................     45
Transfer Agent Services ...............................................     47
Custody of Portfolio ..................................................     47
Independent Auditors ..................................................     47
Appendix A - Economic Sectors and Description of Bond Ratings .........    A-1
Financial Statements ..................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on March 31, 1986 under the laws of The Commonwealth of Massachusetts. The Fund commenced operations on September 7, 1993.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.

Investment Strategy. The Fund seeks to achieve its investment objective by varying the relative weighting of its portfolio securities among various economic sectors based upon both macroeconomic factors and the outlook for each particular sector. The Adviser selects equity securities for the Fund from various economic sectors, including but not limited to, the following: automotive and housing, consumer goods and services, defense and aerospace, energy, financial services, health care, heavy industry, leisure and entertainment, machinery and equipment, precious metals, retailing, technology, transportation, utilities, foreign and environmental. The Fund may modify these sectors if the Adviser believes that they no longer represent appropriate investments for the Fund, or if other sectors offer better opportunities for investment. See Appendix A to this Statement of Additional Information for a further description of the sectors in which the Fund may invest. There is no assurances that the Fund will achieve its investment objective.

The Adviser will adjust the Fund's relative weighting among the sectors in response to changes in economic and market conditions. Subject to the Fund's policy of investing not more than 25% of its total assets in any one industry, issuers in any one sector may represent all of the Fund's net assets. Due to the Fund's emphasis on a few sectors, the Fund may be subject to a greater degree of volatility than a fund that is structured in a more diversified manner. However, the Fund retains the flexibility to invest its assets in a broader group of sectors if a narrower range of investments is not desirable. This flexibility may offer greater diversification than a fund that is limited to investing in a single sector or industry. The Fund may hold securities of issuers in fewer than all of the sectors at any given time.

In selecting securities for the Fund's portfolio, the Adviser will determine the allocation of assets among equity securities, fixed income securities and cash, the sectors that will be emphasized at any given time, the distribution of securities among the various sectors, the specific industries within each sector and the specific securities within each industry. In making the sector analysis, the Adviser considers the general economic environment, the outlook for real economic growth in the United States and abroad, trends and developments within specific sectors and the outlook for interest rates and the securities markets. A sector is a "special opportunity" when, in the opinion of the Adviser, the issuers in that sector have a high earnings potential. In selecting particular issuers, the Adviser considers price/earnings ratios, ratios of market to book value, earnings growth, product innovation, market share, management quality and capitalization.

The Fund's investments may include securities of both large, widely traded companies and smaller, less well-known issuers. The Fund seeks growth companies that either occupy a dominant position in an emerging or established industry or have a significant and growing market share in a large, fragmented industry. The Fund seeks to invest in those companies with potential for high growth, stable earnings, ability to self-finance, a position of industry leadership and strong visionary management. Higher risks are often associated with investments in companies with smaller market capitalizations. These companies may have limited product lines, market and financial resources, or they may be dependent upon smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalizations. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation, since they may be overlooked and thus undervalued by investors. There is no assurance that the Fund will achieve its investment objective.

The Fund is classified as a "non-diversified" fund to permit investment of more than 5% of its assets in the obligations of any one issuer. Since a relatively high percentage of the Fund's assets may be invested in obligations of a limited number of issuers, the value of the Fund's shares may be more susceptible to any single economic, political or regulatory event, and to credit and market risks associated with a single issuer, than would the shares of a diversified fund.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made the by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Investment in Fixed Income Securities. The Fund may invest in the following fixed income securities: U.S. Government securities and convertible and non-convertible corporate preferred stocks and debt securities. The market value of fixed income securities varies inversely with changes in the prevailing levels of interest rates. The market value of convertible securities, while influenced by the prevailing levels of interest rates, is also affected by the changing value of the equity securities into which they are convertible. The Fund may purchase fixed income debt securities with stated maturities of up to thirty years. The corporate fixed income securities in which the Fund may invest will be rated at least BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by the Adviser. Debt securities rated Baa or BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken capacity to pay interest and repay principal.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of corporate debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers, including securities in the form of sponsored or unsponsored American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Fund will not attempt to hedge all of its foreign portfolio positions. The Fund will not engage in speculative forward currency transactions.

If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be marked to market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be added so that the value of the account will equal the amount of the Fund's commitments in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, interest and in some cases, capital gains payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary or emergency purposes, except pursuant to reverse repurchase agreements, in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities, of any type or maturity, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of the Fund's net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income for a taxable year in order for the Fund to qualify as a regulated investment company under the Code for that year.

The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds the value of 5% of the Fund's net assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for a fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, interest rate or currency swaps, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, except pursuant to reverse repurchase agreements, in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein and may retain or sell real estate acquired due to the ownership of securities.

         (6) Make loans, except that the Fund may (a) lend portfolio securities in an amount that does not exceed 33 1/3% of such Fund's total assets; (b) enter into repurchase agreements; and
                  (c) purchase bank certificates of deposit, bank loan participation agreements, bankers' acceptances or all or a portion of an issue of debt securities, whether or not the purchase is made upon the original issuance of the securities.

         (7)      Invest  in  commodities  or  commodity  contracts  or in puts, calls, or combinations of both, except financial futures contracts, options on securities, securities indices, currency and other financial instruments, options on futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. For purposes of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. This limitation does not apply to investments by the Fund in obligations of the U.S. Government or any of its agencies or instrumentalities.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Notwithstanding the foregoing fundamental investment restrictions, or any investment policy or non-fundamental investment restriction of the Fund, the Fund may invest all or part of its assets in an open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund.

Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

         (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b) Make short sales of securities or maintain a short position unless (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short; (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments; or
                  (iii) in order to profit from an anticipated decline in the value of a security.

         (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. In addition, as a nonfundamental restriction, the Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

         (d) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

         (e)      Invest  for  the  purpose  of   exercising   control  over  or
                  management of any company.

         (f) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         (g) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         (h) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (i)      Purchase interests in real estate limited partnerships.

         (j) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

         (k) Purchase securities while outstanding borrowings, other than reverse repurchase agreements, exceed 5% of the Fund's total assets.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

         The Fund agrees that, in accordance with the guidelines of the Arkansas Securities Department and the statutes of the State of Wisconsin, until such guidelines and statutes no longer require, it will not purchase securities (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined by the Trustees to be liquid based upon the trading markets for the securities) of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933 if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

         The Fund agrees that, in accordance with Texas Blue Sky Regulations, until such regulations no longer require, the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any such issuer.

         The Fund agrees that, in accordance with the Ohio Securities Division and until such regulations are no longer required, it will comply with Rule 1301:6-3-09(E)(9) by not investing in the securities of other open-end and closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers or Directors of the Adviser, or officers or Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       19

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dennis S. Aronowitz                     Trustee (3)                            Professor of Law, Emeritus, Boston
Boston University                                                              University School of Law; Trustee,
Boston, Massachusetts                                                          Brookline Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                         President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee (3)                            Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.










                                       20

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                         Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee (3)                            Director, Santa Fe Ingredients
8046 Mackenzie Court                                                           Company of California, Inc. and
Las Vegas, NV  89129                                                           Santa Fe Ingredients Company, Inc.
December 1928                                                                  (private food processing companies),
                                                                               Uranium Resources, Inc.; President,
                                                                               Stolar, Inc. (1987-1991); President,
                                                                               Albuquerque Uranium Corporation
                                                                               (1985-1992); Director,
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       21

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard A. Farrell                      Trustee(3)                             President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                            Vice President and Chief Economist,
4104 Woodbine Street                                                           The Conference Board (non-profit
Chevy Chase, MD  20815                                                         economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                       Trustee (3)                            President, Babson College; Vice
Babson College                                                                 Chairman, Xerox Corporation (until
Horn Library                                                                   June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                          Reebok, Ltd. (since 1994) and Inco
March 1931                                                                     Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       22

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dr. John A. Moore                       Trustee (3)                            President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                            Cornell Institute of Public Affairs,
Cornell University                                                             Cornell University (since August
Institute of Public Affairs                                                    1996); President Emeritus of Wells
364 Upson Hall                                                                 College and St. Lawrence University;
Ithica, NY  14853                                                              Director, Niagara Mohawk Power
May 1943                                                                       Corporation (electric utility) and
                                                                               Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                            Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.









                                       23

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       24

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1996).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser, John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

As of January 31, 1997, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. On that date, no person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau, Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser are compensated by the Adviser and receive no compensation from the Fund for their services. The compensation to the Trustees from the Fund shown below is for the Fund's fiscal year ended October 31, 1996.

                                                            Total Compensation
                                     Aggregate              From the Fund and
                                   Compensation             John Hancock Fund
Independent Trustees               from the Fund            Complex to Trustees*
--------------------               -------------            --------------------

Dennis S. Aronowitz++                 $   121                     $ 72,450
William A. Barron, III+               $   312                     $     --
Richard P. Chapman, Jr.+              $   145                     $ 75,200
William J. Cosgrove++                 $   121                     $ 72,450
Douglas M. Costle                     $ 5,284                     $ 75,350
Leland O. Erdahl                      $ 5,151                     $ 72,350
Richard A. Farrell                    $ 5,284                     $ 75,350
Gail D.Fosler++                       $   122                     $ 68,450
William F. Glavin**                   $ 5,151                     $ 72,250
Patrick Grant+                        $   312                     $     --
Ralph Lowell, Jr.+                    $   312                     $     --
Dr. John A. Moore                     $ 4,842                     $ 68,350
Patti McGill Peterson                 $ 5,133                     $ 72,100
John W. Pratt                         $ 5,151                     $ 72,350
Edward J. Spellman++                  $   145                     $ 73,950
                                      -------                     --------
Totals                                $37,586                     $870,600

*Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1996. On this date, there were sixty-seven funds in the John Hancock Fund Complex of which each of these independent trustees served on thirty-five of the funds.

**On December 31, 1996, the value of the aggregate deferred compensation from all funds in the John Hancock Fund Complex for Mr. Chapman was $63,164, for Mr. Cosgrove was $131,317 and for Mr. Glavin was $109,059.

+ As of January 1. 1996, Messrs. Barron, Grant and Lowell resigned as Trustees.

++ Became Trustees of the Trust on June 26, 1996.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser agreed to act as investment adviser and manager to the Fund. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As provided by the investment management contract, the Fund pays the adviser monthly an advisory fee, which is based on a stated percentage of the Fund's average daily net asset value as follows:

               Net Asset Value                                Annual Rate
               ---------------                                -----------

         First  $500,000,000                                     0.80%
         Next   $500,000,000                                     0.75%
         Amount over  $1,000,000,000                             0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the investment management contract.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The investment management contract and the distribution agreement discussed below continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Both agreements automatically terminate upon assignment and may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Fund.

For the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid the Adviser an investment advisory fee of $1,324,439, $1,870,771 and $2,368,694. After an expense reduction by the Adviser, the investment advisory fee paid to the Adviser for the fiscal year ended October 31, 1994 was reduced to $1,122,685.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, the Fund paid the Adviser $21,182 for services under this agreement from the effective date of July 1, 1996.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (together, the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended October 31, 1996, an aggregate of $7,346,826 of distribution expenses or 4.195% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their appropriateness.

The Plans provide that they will continue in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans prove that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of the majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1996, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                                   Expense Items


                                       Printing and                                                Interest,
                                       Mailing of                                Expenses of       Carrying or
                                       Prospectus to      Compensation to        John Hancock      Other Finance
                     Advertising       New Shareholders   Selling Brokers        Funds             Charges
                     -----------       ----------------   ---------------        -----             -------
Class A shares         $  43,836           $  7,683         $187,851               $123,539          $   --
Class B shares         $ 124,128            $23,708         $611,440               $327,808          $664,087

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

          o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

          o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

          o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan of the individuals described above.

          o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

          o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

          o    A member of an approved affinity group financial services plan.*

          o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

          o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                           CDSC RATE
         ---------------                                           ---------

         $1 to $4,999,000                                            1.00%
         Next $5 million to $9,999,999                               0.50%
         Amounts of $10 million and over                             0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transaction involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such persons.

Combination Privilege. Reduced sales charges also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments in Class A shares made pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a 48 month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b), (including TSAs) and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                  $600
*        Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                          -120
*        Minus appreciation on remaining shares
         (40 shares X $2)                                                 - 80
*        Amount subject to CDSC                                           $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvestment dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver do not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k) Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix

--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-
Distribution          (401(k), MPP,                                           Rollover          Retirement
                      PSP)
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Between 59 1/2        Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Loans                 Waived               Waived            N/A              N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Termination of        Not Waived           Not Waived        Not Waived       Not Waived        N/A
Plan
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Hardships             Waived               Waived            Waived           N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he or she will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of the Fund's shares. Since the redemption price of the shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemption of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (MAAP). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. Upon notification of Signature Services, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or in any John Hancock funds, subject to the minimum investment limits of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the heading "TAX STATUS."

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and five other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions imposed by the Internal Revenue Service with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A and Class B shares are purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

The Fund has qualified and elected to be treated as a "regulated investment company under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net short-term and long-term capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss after consideration of certain regulations on the treatment of "post-October losses" the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The amount of the Fund's net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long- term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata are of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no capital loss carryforwards available to offset future net realized capital gains.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market rules applicable to certain options and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, foreign currency positions, and foreign currency forward contracts.

Certain options and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency-related forward contracts or options, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return for Class A shares of the Fund for the 1 year period ended October 31, 1996 and from commencement of operations on November 1, 1993 through October 31, 1996 was 29.35% and 12.38%, respectively.

The average annual total return for Class B shares of the Fund for the 1 year period ended October 31, 1996 and from commencement of operations on November 1, 1993 through October 31, 1996, was 30.34% and 12.79%, respectively.

Average annual total return is determined separately for Class A and Class B shares. Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     n _____
T = \ /ERV/P - 1

Where:

     P   =      a hypothetical initial investment of $1,000
     T   =      average annual total return
     n   =      number of years
     ERV =      ending redeemable value of a hypothetical $1,000 investment made at the end of the designated period.

Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Fund Performance Analysis", a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance ranking and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors, including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemption of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Fund and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and its affiliates, and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended October 31, 1996, 1995 and 1994, the Fund paid negotiated brokerage commissions of $1,955,973, $843,682 and $326,247, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the year ended October 31, 1996, the Fund directed commissions in the amount of $297,922 to compensate brokers for research services such as industry and company reviews and evaluations of securities.

The  Adviser's  indirect  parent,  the  Life  Company,   is  the  indirect  sole
shareholder of John Hancock Distributors, Inc., a broker-dealer and ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 1996, the Fund paid no commissions with any Affiliated Broker.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Trust, the Adviser or the Affiliated Broker. Commissions on transactions with Affiliated Brokers must comply with Rule 17e-1 of the 1940 Act and must be fair and reasonable to shareholders as determined in good faith by the Trustees. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way STE 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

                                   APPENDIX A


                ECONOMIC SECTORS AND DESCRIPTION OF BOND RATINGS

ECONOMIC SECTORS

    The Fund seeks to achieve its investment objective by varying the weighting of its portfolio among the following sixteen economic sectors:

         1. Automotive and Housing Sector: companies engaged in the design, production and sale of automobiles, automobile parts, mobile homes and related products, and in the design, construction, renovation and refurbishing of residential dwellings. The value of automobile industry securities is affected by foreign competition, consumer confidence, consumer debt and installment loan rates. The housing construction industry is affected by the level of consumer confidence, consumer debt, mortgage rates and the inflation outlook.

         2. Consumer Goods and Services Sector: companies engaged in providing consumer goods and services such as: the design, processing, production and storage of packaged, canned, bottled and frozen foods and beverages; and the design, production and sale of home furnishings, appliances, clothing, accessories, cosmetics and perfumes. Certain such companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

         3. Defense and Aerospace Sector: companies engaged in the research, manufacture or sale of products or services related to the defense and aerospace industries, such as: air transport; data processing or computer-related services; communications systems; military weapons and transportation; general aviation equipment, missiles, space launch vehicles and spacecraft; units for guidance, propulsion and control of flight vehicles; and airborne and ground-based equipment essential to the test, operation and maintenance of flight vehicles. Since such companies rely largely on U.S. (and other) governmental demand for their products and services, their financial conditions are heavily influenced by Federal (and other governmental) defense spending policies.

         4. Energy Sector: companies in the energy field, including oil, gas, electricity and coal as well as nuclear, geothermal, oil shale and solar sources of energy. The business activities of companies comprising this sector may include: production, generation, transmission, marketing, control or measurement of energy or energy fuels; provision of component parts or services to companies engaged in such activities; energy research or experimentation; environmental activities related to the solution of energy problems; and activities resulting from technological advances or research discoveries in the energy field. The value of such companies' securities varies based on the price and supply of energy fuels and may be affected by events relating to international politics, energy conservation, the success of exploration projects, and the tax and other regulatory policies of various governments.

         5. Financial Services Sector: companies providing financial services to consumers and industry, such as: commercial banks and thrift institutions; consumer and industrial finance companies; securities brokerage companies; leasing companies; and firms in all segments of the insurance field (such as multiline, property and casualty, and life insurance). These kinds of companies are subject to extensive governmental regulations, some of which regulations are currently being studied by Congress. The profitability of these groups may fluctuate significantly as a result of volatile interest rates and general economic conditions.

         6. Health Care Sector: companies engaged in the design, manufacture or sale of products or services used in connection with health care or medicine, such as: pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development; and companies involved in the operation of health care facilities. Many of these companies are subject to government regulation, which could affect the price and availability of their products and services. Also, products and services in this sector could quickly become obsolete.

         7. Heavy Industry Sector: companies engaged in the research, development, manufacture or marketing of products, processes or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel and pollution control industries, such as: synthetic and natural materials, for example, chemicals, plastics, fertilizers, gases, fibers, flavorings and fragrances; paper, wood products; steel and cement. Certain companies in this sector are subject to regulation by state and Federal authorities, which could require alteration or cessation of production of a product, payment of fines or cleaning of a disposal site. In addition, since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence is also present.

         8. Leisure and Entertainment Sector: companies engaged in the design, production or distribution of goods or services in the leisure industry, such as: television and radio broadcast or manufacture; motion pictures and photography: recordings and musical instruments; publishing; sporting goods, camping and recreational equipment; sports arenas; toys and games; amusement and theme parks; travel-related services and airlines; hotels and motels; fast food and other restaurants; and gaming casinos. Many products produced by companies in this sector - for example, video and electronic games - may quickly become obsolete.

         9. Machinery and Equipment Sector: companies engaged in the research, development or manufacture of products, processes or services relating to electrical equipment, machinery, pollution control and construction services, such as: transformers, motors, turbines, hand tools, earth-moving equipment and waste disposal services. The profitability of most companies in this group may fluctuate significantly in response to capital spending and general economic conditions. Since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal.
                  The risk of product obsolescence is also present.

         10. Precious Metals Sector: companies engaged in exploration, mining, processing or dealing in gold, silver, platinum, diamonds or other precious metals or companies which, in turn, invest in companies engaged in these activities. A significant portion of this sector may be represented by securities of foreign companies, and investors should understand the special risks related to such an investment emphasis. Also, such securities depend heavily on prices in metals, some of which may experience extreme price volatility based on international economic and political developments.

         11. Retailing Sector: companies engaged in the retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products and other consumer goods, such as: department stores; supermarkets; and retail chains specializing in particular items such as shoes, toys or pharmaceuticals. The value of securities in this sector will fluctuate based on consumer spending patterns, which depend on inflation and interest rates, level of consumer debt and seasonal shopping habits. The success or failure of a particular company in this highly competitive sector will depend on such company's ability to predict rapidly changing consumer tastes.

         12. Technology Sector: companies which are expected to have or develop products, processes or services which will provide or will benefit significantly from technological advances and improvements or future automation trends in the office and factory, such as: semiconductors; computers and peripheral equipment; scientific instruments; computer software; telecommunications; and electronic components, instruments and systems. Such companies are sensitive to foreign competition and import tariffs. Also, many products produced by companies in this sector may quickly become obsolete.

         13. Transportation Sector: companies involved in the provision of transportation of people and products, such as: airlines, railroads and trucking firms. Revenues of companies in this sector will be affected by fluctuations in fuel prices resulting from domestic and international events, and government regulation of fares.

         14. Utilities Sector: companies in the public utilities industry and companies deriving a substantial majority of their revenues through supplying public utilities such as: companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy; and companies engaged in the communications field, including telephone, telegraph, satellite, microwave and the provision of other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

         15. Foreign Sector: companies whose primary business activity takes place outside of the United States. The securities of foreign companies would be heavily influenced by the strength of national economies, inflation levels and the value of the U.S. dollar versus foreign currencies. Investments in the Foreign Sector will be subject to certain risks not generally associated with domestic investments. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between currencies. In addition, investments in foreign countries could be affected by less favorable tax provisions, less publicly available information, less securities regulation, political or social instability, limitations on the removal of funds or other assets of the Fund, expropriation of assets, diplomatic developments adverse to U.S. investments and difficulties in enforcing contractual obligations.

         16. Environmental Sector: companies that are engaged in the research, development, manufacture or distribution of products, processes or services related to pollution control, waste management or pollution/waste remediation, or that provide alternative energies such as natural gas, water utilities and clean renewable fuels such as solar, geothermal and hydropower, various technologies that make coal burning cleaner, notably scrubbers, emission monitoring and control equipment, biodegradable products and materials, or new biotechnological products favoring the environment such as non-chemical pesticides. These companies may have broadly-diversified business segments or lines of business, only one or several of which are in the environmental sector.

DESCRIPTION OF BOND RATINGS1

Standard & Poor's Bond Ratings

    AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA-Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

    A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.





------------------------
1    As described by the rating companies themselves.

Moody's Bond Ratings

    Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

    Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

    A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

    Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.

FINANCIAL STATEMENTS

                            JOHN HANCOCK GLOBAL FUND
                          JOHN HANCOCK WORLD BOND FUND

                           Class A and Class B Shares
                       Statement of Additional Information
                                  March 1, 1997

This Statement of Additional Information provides information about John Hancock Global Fund("Global Fund") and John Hancock World Bond Fund ("World Bond Fund") (collectively, the "Funds") in addition to the information that is contained in the combined International/Global Funds' Prospectus dated March 1, 1997 (the "Prospectus"). The Funds are a diversified (Global Fund) and a non-diversified (World Bond Fund) series of John Hancock Investment Trust III (the "Trust"), formerly Freedom Investment Trust II.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                            John Hancock Way STE 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                        Page
Organization of the Funds                                                2
Investment Objectives and Policies                                       2
---      John Hancock Global Fund
---      John Hancock World Bond Fund
Investment Restrictions                                                  18
Those Responsible for Management                                         21
Investment Advisory and Other Services                                   30
Distribution Contracts                                                   32
Net Asset Value                                                          34
Initial Sales Charge on Class A Shares                                   35
Deferred Sales Charge on Class B Shares                                  38
Special Redemptions                                                      41
Additional Services and Programs                                         41
Description of the Funds' Shares                                         43
Tax Status                                                               44
Calculation of                                                           49
Performance                                                              52
Brokerage
Allocation
Transfer Agent Services                                                  55
Custody of Portfolio                                                     55
Independent Auditors                                                     55
Appendix A                                                               A-1
Financial Statements                                                     F-1

ORGANIZATION OF THE FUNDS

The Fund are series of the Trust, an open-end investment management company organized as a Massachusetts business trust on March 31, 1986 under the laws of The Commonwealth of Massachusetts. The Funds commenced operations on March 31, 1986 (Global Fund) and on July 31, 1986 (World Bond Fund).

John Hancock Advisers, Inc. (the "Adviser") is the Funds' investment adviser. John Hancock Advisers International Limited ("JH Advisers International") is the sub-Adviser for Global Fund. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a
Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each Fund's investment objectives and policies in the Prospectus. There is no assurance that either Fund will achieve its investment objective.

                                   Global Fund

The Global Fund's investment objective is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and in the United States. Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital. Normally, the Fund will invest in the securities markets of at least three countries, including the United States.

Under normal circumstances, at least 65% of the Global Fund's total assets will consist of common stocks and securities convertible into common stock. However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including preferred stocks, warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions. The Fund will only invest in investment grade debt securities, which are securities rated within the four highest rating categories of Standard & Poor's Rating Group ("S&P") (AAA, AA, A,
BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa). Investments in the lowest investment grade rating category may have speculative characteristics and therefore may involve higher risks. Investment grade debt securities are subject to market fluctuations and changes in interest rates; however, the risk of loss of income and principal is generally expected to be less than with lower quality debt securities. In the event a debt security is downgraded below investment grade, the Adviser will consider this event in its determination of whether the Fund should continue to hold the security. See Appendix A to this Statement of Additional Information for a description of the various ratings of investment grade debt securities.

The global allocation of assets is not fixed, and will vary from time to time based on the judgment of the Adviser and JH Advisers International. Global Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and JH Advisers International ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors -- all in relation to the prevailing prices of the securities in each country or region.

When the Adviser believes that adverse market conditions are present, for temporary defensive purposes, the Fund may hold or invest all or part of its assets in cash and in domestic and foreign money market instruments, including but not limited to, governmental obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital.

                                 World Bond Fund

The World Bond Fund's investment objective is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of fixed income securities. Normally, the Fund will invest in fixed income securities denominated in at least three currencies or multi-currency units, including the U. S. Dollar.

Under normal circumstances, World Bond Fund will invest primarily (at least 65% of total assets) in fixed income securities issued or guaranteed by: (i) the U.S. Government, its agencies or instrumentalities; (ii) foreign governments (including foreign states, provinces and municipalities) or their political subdivisions, authorities, agencies or instrumentalities; (iii) international organizations backed or jointly owned by more than one national government, such as the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank, European Coal and Steel Community and Inter-American Development Bank; and (iv) foreign corporations or financial institutions. The term "fixed income securities" includes debt obligations of all types, including bonds, debentures and notes, and certain stocks such as preferred stocks. A fixed income security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with a security. The Fund has registered as a "non-diversified" fund so that it will be able to invest more than 5% of its assets in obligations of a single foreign government or other issuer. The Fund will not invest more than 25% of its total assets in securities issued by any one foreign government.

World Bond Fund may invest less than 35% of its total assets in fixed income securities which are high yield, high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by S&P. The Fund may invest in securities rated as low as Ca by Moody's or CC by S&P, which may indicate that the obligations are speculative to a high degree and in default. These securities are generally referred to as "emerging market" or "junk" bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and S&P (the "Rating Agencies") may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. These credit ratings evaluate credit risk but not general market risk. The Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

Debt securities that are rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the World Bond Fund may invest in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

Reduced volume and liquidity in the high yield high risk bond market or the reduced availability of market quotations may make it more difficult to dispose of the World Bond Fund's investments in high yield high risk securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

World Bond Fund may invest in fixed income securities denominated in any currency or a multi-national currency unit. The European Currency Unit ("ECU") is a composite currency consisting of specified amounts of each of the currencies of ten member countries of the European Economic Community. The Fund may also invest in fixed income securities denominated in the currency of one country although issued by a governmental entity, corporation or financial institution of another country. For example, the Fund may invest in a Japanese yen-denominated fixed income security issued by a United States corporation. This type of investment involves credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

World Bond Fund will maintain a flexible investment policy and its portfolio assets may be shifted among fixed income securities denominated in various foreign currencies that the Adviser believes will provide relatively high rates of income or potential capital appreciation in U.S. Dollars. As with all debt securities, the prices of the Fund's portfolio securities will generally increase when interest rates decline and decrease when interest rates rise. Similarly, if the foreign currency in which a portfolio security is denominated appreciates against the U.S. Dollar, the total investment return from that security will be enhanced further. Conversely, if the foreign currency in which a portfolio security is denominated depreciates against the U.S. Dollar, total investment return from that security will be adversely affected.

With respect to the international organizations described above, the governmental members of such organizations, or "stockholders," usually make initial capital contributions to the organization and in many cases are committed to make additional capital contributions if the organization is unable to repay its borrowings. In accordance with guidelines promulgated by the Staff of the Securities and Exchange Commission (the "SEC"), the Fund will consider as an industry any category of international organizations designated by the SEC.

The Fund may invest in corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates.

In selecting fixed income securities for World Bond Fund's portfolio, the Adviser ordinarily considers such factors as the strengths and weaknesses of the currencies in which the securities are denominated; expected levels of inflation and interest rates; government policies influencing business conditions; the financial condition of the issuer; and other pertinent financial, tax, social, political and national factors. The average maturity of the Fund's portfolio securities will vary based upon the Adviser's assessment of economic and market conditions.

When the Adviser determines that adverse market conditions are present, for temporary defensive purposes, the Fund may hold or invest all or part of its assets in cash and in domestic and foreign money market instruments, including but not limited to governmental obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

World Bond Fund is a "non-diversified" fund in order to permit more than 5% of its assets to be invested in the obligations of any one issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the value of the Fund's shares may be more susceptible to a single economic, political or regulatory event, and to the credit and market risks associated with a single issuer.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Time Deposits. The Fund's time deposits are non-negotiable deposits maintained for a stated period of time at a stated interest rate. If the Fund purchases time deposits maturing in seven days or more, it will treat those longer-term time deposits as illiquid.

Investments in Foreign Securities. The Fund may invest in the securities of foreign issuers including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations domiciled in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. It is the current intention of JH Advisers International that no more than 5% of the Global Fund's assets will be invested in ADRs and EDRs.

Foreign Currency Transactions. The foreign currency transactions of each Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Each Fund may also enter into forward foreign currency contracts involving currencies of the different countries in which it will invest either as a hedge against possible variations in the foreign exchange rate between these currencies, for speculative purposes, as a substitute for investing in securities denominated in that currency or in order to create a synthetic position consisting of a security issued in one country and denominated in the currency of another country. Forward foreign currency contracts involve contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables for payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Funds will not attempt to hedge all of their foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser, in the case of Global Fund or the Adviser or JH Advisers International, in the case of World Bond Fund. There is no limitation on the value of a Fund's assets that may be committed to forward contracts or on the term of a forward contract.

If the Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

When the Adviser or JH Advisers International believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging". The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as that currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved. Although the Funds value their assets daily in terms of United States dollars, neither Fund intends to convert its holdings of foreign currencies into United States dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

Risks in Foreign Securities. Investments in foreign securities may involve certain risks not present in domestic securities. Because of the following considerations, shares of the Global Fund and the World Bond Fund should not be considered a complete investment program. There is generally less publicly available information about foreign companies and other issuers comparable to reports and ratings that are published about issuers in the United States. There may be difficulty in enforcing legal rights outside the United States. Foreign issuers are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

Security trading practices abroad may offer less protection to investors such as the Funds. It is contemplated that most foreign securities will be purchased in over-the-counter markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Funds' shares and dividends.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends and interest payable on certain of the Funds' foreign portfolio securities (and, in some cases, capital gains) may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income available for distribution to each Fund's shareholders. See "TAX STATUS".

Investors should understand that the expense ratio of each Fund will be higher than that of investment companies investing in domestic securities since the expenses of the Funds, such as the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds, are higher.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, inflation rates or currency exchange rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Funds may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. The Funds may invest in repurchase agreements. In a repurchase agreement a Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or Advisers, as appropriate, will continuously monitor the creditworthiness of the parties with whom a Fund enters into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. Each Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, a Fund will not borrow money or enter into reverse repurchase agreements from banks temporarily for extraordinary or emergency purposes (not leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of a Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities for investment while borrowing equaling 5% or more of the Fund's total assets outstanding. A Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the of Trustees. Under the procedures established by the of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser or Advisers, as appropriate, the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor a Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

A Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Funds' Trustees.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The

Funds may reinvest any cash collateral in short-term securities and money market funds. When the Funds lend portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Funds may incur a loss or, in the event of the borrower's bankruptcy, the Funds may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of each of Global Fund and World Bond Fund not to lend portfolio securities having a total value exceeding 10% and 30%, respectively, of its total assets.

Rights and Warrants. The Funds may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Funds may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Structured or Hybrid Notes. Each Fund may invest in "structured" or "hybrid" notes, bonds or debentures. The distinguishing feature of a structured or hybrid note, bond or debenture is that the amount of interest and/or principal payable on the security is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the security, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note, bond or debenture; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Asset-Backed Securities. Each Fund may invest a portion of its assets in asset-backed securities which, in the case of Global Fund, are rated within the four highest rating categories of S&P or Moody's and, in the case of World Bond Fund, may be rated as investment grade or below by S&P or Moody's. In each case, if the securities are not so rated, they must be of equivalent investment quality in the opinion of the Adviser or Advisers, as appropriate.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Funds' ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Participation Interests (World Bond Fund only). Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 15% limitation on investments in illiquid securities.

Short-Term Trading and Portfolio Turnover. Each Fund may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for government obligations. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for a Fund to qualify as a regulated investment company for federal income tax purposes. The Funds' portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus .

The World Bond Fund's portfolio turnover rate may vary widely from year to year and may be higher than that of many other mutual funds with similar investment objectives. For example, if the World Bond Fund writes a substantial number of call options and the market prices of the underlying securities appreciate, or if it writes a substantial number of put options and the market prices of the underlying securities depreciate, there may be a very substantial turnover of the portfolio. While the Fund will pay commissions in connection with its options transactions, government securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater commissions and other transaction costs, which will be borne directly by the Fund.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of a Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

A Fund may not:

         1. Purchases on Margin and Short Sales. Purchase securities on margin or sell short, except that a Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. Borrowing. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities for investment while borrowings equaling 5% or more of the Fund's total assets are outstanding.

         3. Underwriting Securities. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities. (See also Restriction 12.)

         4.       Senior   Securities.   Issue  senior   securities   except  as
appropriate to evidence indebtedness which a Fund is permitted to incur, provided that, to the extent applicable, (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of a Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of a Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

         5. Warrants. Invest more than 5% of the Fund's total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the Fund's total assets in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

         6. Single Issuer Limitation/Diversification. Purchase securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of such issuer; provided, however, that with respect to each Fund, up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. This restriction does not apply to World Bond Fund, which is a non-diversified fund under the 1940 Act.

         7. Real Estate. Purchase or sell real estate although a Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that no Fund will purchase real estate limited partnership interests.

         8. Commodities; Commodity Futures; Oil and Gas Exploration and Development Programs. Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except a Fund may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

         9. Making Loans. Make loans, except that a Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 12) in accordance with its investment objectives and policies and make loans of portfolio securities provided that as a result, no more than 10% of the Global Fund's total assets and 30% of the total assets of the World Bond Fund, taken at current value would be so loaned.

         10. Industry Concentration. Purchase any securities which would cause more than 25% of the market value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to World Bond Fund, this restriction will apply to obligations of a foreign government unless the Securities and Exchange Commission permits their exclusion.

Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

A Fund may not:

         11. Options Transactions. Write, purchase, or sell puts, calls or combinations thereof except that a Fund may write, purchase or sell puts and calls on securities as described in this Statement of Additional Information, and the World Bond Fund may purchase or sell puts and calls on foreign currencies as described in this Statement of Additional Information.

         12. Illiquid Securities. Purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid.

         13. Acquisition for Control Purposes. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         14. Unseasoned Issuers. Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value, except this restriction shall not apply to (i) obligations of the U.S. Government, its agencies or instrumentalities and (ii) securities of such issuers which are rated by at least one nationally recognized statistical rating organization. With respect to the World Bond Fund, this restriction shall not apply to obligations issued or guaranteed by any foreign government or its agencies or instrumentalities.

         15. Beneficial Ownership of Officers and Directors of Trust and Adviser. Purchase or retain the securities of any issuer if those officers or trustees of the Trust or officers or directors of the Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         16. Hypothecating, Mortgaging and Pledging Assets. Hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets, taken at cost. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets, (ii) the purchase or sale of securities by a Fund on a when-issued or delayed delivery basis and collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets; and
(iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

         17. Joint Trading Accounts. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

         18. Securities of Other Investment Companies. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to
(a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions.

The World Bond Fund has registered as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). However, the Fund intends to limit its investments to the extent required by the diversification requirements of the Code. See "Taxes".


THOSE RESPONSIBLE FOR MANAGEMENT

The business of each Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser or officers and Directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.





                                       22

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dennis S. Aronowitz                     Trustee (3)                            Professor of Law, Emeritus, Boston
Boston University                                                              University School of Law; Trustee,
Boston, Massachusetts                                                          Brookline Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                         President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee (3)                            Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       23

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                         Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee (3)                            Director, Santa Fe Ingredients
8046 Mackenzie Court                                                           Company of California, Inc. and
Las Vegas, NV  89129                                                           Santa Fe Ingredients Company, Inc.
December 1928                                                                  (private food processing companies),
                                                                               Uranium Resources, Inc.; President,
                                                                               Stolar, Inc. (1987-1991); President,
                                                                               Albuquerque Uranium Corporation
                                                                               (1985-1992); Director,
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       24

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard A. Farrell                      Trustee(3)                             President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                            Vice President and Chief Economist,
4104 Woodbine Street                                                           The Conference Board (non-profit
Chevy Chase, MD  20815                                                         economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                       Trustee (3)                            President, Babson College; Vice
Babson College                                                                 Chairman, Xerox Corporation (until
Horn Library                                                                   June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                          Reebok, Ltd. (since 1994) and Inco
March 1931                                                                     Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       25

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dr. John A. Moore                       Trustee (3)                            President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                            Cornell Institute of Public Affairs,
Cornell University                                                             Cornell University (since August
Institute of Public Affairs                                                    1996); President Emeritus of Wells
364 Upson Hall                                                                 College and St. Lawrence University;
Ithica, NY  14853                                                              Director, Niagara Mohawk Power
May 1943                                                                       Corporation (electric utility) and
                                                                               Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                            Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       26

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       27

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1996).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser, John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Trustees not listed below were not Trustees of the Trust as of the end of the Funds' last completed fiscal years. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.

                                                                        Total Compensation
                                                                        From the Funds and
                                    Global           World Bond         John Hancock Fund ]
       Independent Trustee          Fund(1)           Fund (1)         Complex to Trustee(2)
       -------------------          -------           --------         ---------------------
Dennis S. Aronowitz++              $    53            $    34                 $ 72,450
William A. Barron III*                 157                134                    --
Richard P. Chapman, Jr.++               64                 41                   72,200
William J. Cosgrove++                   62                 34                   72,450
Douglas M. Costle                    2,436              1,977                   72,350
Leland O. Erdahl                     2,385              1,935                   72,350
Richard A. Farrell                    ,444              1,977                   75,350
Gail D. Fosler++                        53                 34                   68,450
William F. Glavin+                   2,385              1,935                   72,250
Patrick Grant*                         157                134                     --
Ralph Lowell, Jr.*                     157                134                     --
Dr. John A. Moore                    2,256              1,849                   68,350
Patti McGill Peterson                2,376              1,929                   72,100
John W. Pratt                        2,385              1,935                   72,350
Edward J. Spellman++                    64                 41                   73,950
                                   -------            -------                 --------

Total                              $17,434            $14,123                 $870,600

(1)  Compensation is for the fiscal year ended October 31, 1996

(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of calendar year ended December 31, 1996 As of such date there were sixty-seven funds in the John Hancock Fund Complex, of which each of these Independent Trustees served on thirty-five of the funds.

*    As of January 1, 1996, Messrs. Barron, Grant and Lowell resigned as
     Trustees.

+ As of December 31, 1996 the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr.

     Chapman was $63,164, for Mr. Cosgrove was $131,317 and for Mr. Glavin was $109,059 under the John Hancock Deferred Compensation Plan for Independent Trustees.

++   Became Trustees of the Trust on June 26, 1996.

As of January 31, 1997, the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of each of the Funds. As of that date, no person of record owned beneficially 5% or more of the outstanding shares of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Insurance Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Funds have entered into an investment management contract (the "Advisory Agreements"), each dated as of July 1, 1996, with the Adviser. Pursuant to the Advisory Agreements, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for each of the Funds and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of each Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Funds bear all costs of their organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allowable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreements, the Adviser receives from each Fund a fee computed and paid monthly based upon the following annual rates: (a) for Global Fund, 1% on the first $100 million of average daily net assets of the Fund, 0.80% on the next $200 million of average daily net assets, 0.75% on the next $200 million of average daily net assets and 0.625% of average daily net assets in excess of $500 million; and (b) for World Bond Fund, 0.75% on the first $250 million of average daily net assets, and 0.70% of average daily net assets in excess of $250 million.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the investment management contract.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Each Advisory Agreement was approved on March 5, 1996 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any such party. The shareholders of the Funds also approved their respective Fund's Advisory Agreement on June 26, 1996. The investment management contract and the distribution agreement discussed below continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Both agreements automatically terminate upon assignment and may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Fund.

The Global Fund and the Adviser have entered into a sub-investment management contract with JH Advisers International under which JH Advisers International, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with advice with respect to that portion of the assets invested in countries other than the United States and Canada. JH Advisers International, with offices located at 34 Dover Street, London, England W1X 3RA, is a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, JH Advisers International receives from the Adviser a monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Global Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. Global Fund is not responsible for paying JH Advisers International's fee.

For the fiscal years ended October 31, 1994, 1995 and 1996, the Trust paid the Adviser, on behalf of Global Fund, an investment advisory fee of $1,175,313, $1,169,884 and $1,175,079, respectively.

For the fiscal years ended October 31, 1994, 1995 and 1996, the Trust paid the Adviser, on behalf of World Bond Fund, investment advisory fees of $1,207,673, $840,527 and $645,661, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of the Funds, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, the Global Fund and World Bond Fund paid the Adviser $7,669 and $4,879, respectively.

In order to avoid conflicts with portfolio trades for the Funds, the Adviser, JH Advisers International and each Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. In the case of the Adviser, some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. JH Advisers International's restrictions may differ where appropriate, as long as they maintain the same intent. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come first.

DISTRIBUTION CONTRACTS

Each Fund has a Distribution Agreement with John Hancock Funds and Freedom Distributors Corporation (together the "Distributors"). Under the agreement Distributors are obligated to use their best efforts to sell shares of each class of each Fund. Shares of each class of each Fund are sold to selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with the Distributors. The Distributors accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, the Distributors and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Funds' Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Funds' daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the applicable Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the Distributors for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the Distributors) engaged in the sale of each Fund's shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of each Fund's shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that the Distributors are not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Funds do not treat unreimbursed expenses relating to Class B Plan as a liability of the Funds, because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended October 31, 1996, an aggregate of $800,320 and $4,967,286 of distribution expenses or 3.059% and 9.069%, respectively, of the average net assets of the Class B shares of each of Global Fund and World Bond Fund were not reimbursed or recovered by the Distributors through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of each Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the applicable Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, the Distributors provide the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans may be terminated without penalty,
(a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the applicable Fund's outstanding shares of the applicable class upon 60 days' written notice to the Distributors and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the applicable Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the applicable Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable shares of each Fund.

Amounts paid to Distributors by any class of shares of the Funds will not be used to pay the expenses incurred with respect to any other class of shares of the Funds; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the

During the fiscal year ended October 31, 1996, the Funds paid the Distributors the following amounts of expenses with respect to the Class A shares and Class B shares of each of the Funds:

                                             Expense Items


                                         Printing and                                             Interest,
                                         Mailing of                               Compensation    Carrying or
                                         Prospectuses           Expenses of       to Selling      Other Finance
                       Advertising       to New Shareholders    Distributors      Brokers         Charges
                       -----------       -------------------    ------------      -------         -------
Global Fund
Class A Shares         $33,172               $(1,147)             $80,563          $174,574      $     --
Class B Shares         $25,134               $ 1,869              $57,825          $ 97,211      $ 68,820

World Bond Fund
Class A Shares         $ 8,789               $ 2,495              $17,775          $ 64,882      $     --
Class B Shares         $26,492               $ 1,196              $46,572          $160,047      $296,448

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects their value. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time ( 12:00 noon, New York time) on the date of any determination of a Fund's NAV.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Funds are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees of each Fund reserve the right to change or waive each Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the respective Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Funds, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his, her or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

         o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

         o A bank, trust company, credit union, savings institution or other depository institution, its trust department or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

     o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of a Fund's shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to a Fund.

         o A member of an approved affinity group financial services plan.*

         o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the subject Fund's account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                              CDSC Rate
         ---------------                                              ---------

         $1 to $4,999,999                                                1.00%
         Next $5 million to $9,999,999                                   0.50%
         Amounts to $10 million and over                                 0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Funds offer two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including TSAs), and
Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more with respect to World Bond Fund and $50,000 or more with respect to Global Fund, in each case invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Funds to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment.
If you redeem 50 shares at this time your CDSC will be calculated as follows:

*          Proceeds of 50 shares redeemed at $12 per share                 $600
*          Minus proceeds of 10 shares not subject to CDSC

           (dividend reinvestment)                                         -120
*          Minus appreciation on remaining shares (40 shares X $2)          -80
                                                                           ----
*          Amount subject to CDSC                                          $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Funds' right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans such as 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix

--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-
Distribution          (401(k), MPP,                                           Rollover          Retirement
                      PSP)
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Between 59 1/2        Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Loans                 Waived               Waived            N/A              N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Termination of        Not Waived           Not Waived        Not Waived       Not Waived        N/A
Plan
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Hardships             Waived               Waived            Waived           N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although they would not normally do so, the Funds have the right to pay the redemption price of shares of the Funds in whole or in part in portfolio securities as prescribed by the Trustees. If the shareholder were to sell portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Funds must redeem their shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

Each Fund may refuse any exchange order. Each Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. Each Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of shares of the applicable Fund. Since the redemption price of the shares of a Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.

Reinstatement or Reinvestment Privilege. Upon notification of Signature Services, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same Fund or in any other John Hancock funds, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the same Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in each Fund, each Fund may cancel the reinvestment privilege of any parties that, in the opinion of each Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, each Fund may refuse any reinvestment request.

Each Fund may change or cancel its reinvestment policies at any time.

A redemption on exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Funds, designated as Class A and Class B.

The shares of each class of a Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to the Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, each Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each Fund. The Declaration of Trust also provides for indemnification out of the Funds' assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Funds' prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification if its assets, each Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from each Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of a Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If a Fund invests in stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in come cases. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. A Fund that cannot or does not make this election may deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders would not, in this event, include these foreign taxes in their income, nor would they be entitled to any tax deductions or credits with respect to such taxes.

For each Fund, the amount of net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of a Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net capital gain realized in any year to the extend that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of a Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund, and as noted above, would not be distributed as such to shareholders. The capital loss carryforwards for each of the Funds are as follows: (i) Global Fund has no capital loss carryforwards; and (ii) World Bond Fund has $938,808 which will expire October 31, 2002.

A Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures contracts, and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, each Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although either Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Dividends from World Bond Fund and most or all dividends from Global Fund generally will not qualify for the dividends received deduction. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Investment in debt obligations that are at risk of or in default presents special tax issues for World Bond Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by World Bond Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict each Fund's ability to enter into futures and options contracts, foreign currency positions, and foreign currency forward contracts. Certain of these transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of these transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that a Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Total Return. Average annual total return is determined separately for each class of shares.

Set forth below are tables showing the performance on a total return basis (i.e., with all dividends and distributions reinvested) of a hypothetical $1,000 investment in the Class A and Class B shares of the Funds. The performance information for each Fund is stated for the year ended October 31, 1996 and, with respect to Class A shares of each Fund and Class B shares of World Bond Fund, for the period from the commencement of operations (indicated by an asterisk). With respect to Class B shares of each Fund, performance information is also stated for the five year period ended October 31, 1996 and with respect to Class A shares of Global Fund, performance information is stated for the ten year period ended October 31, 1996.

                                                  Global Fund

         Class A                   Class A                   Class B                   Class B                  Class B
         Shares                     Shares                    Shares                   Shares                    Shares
     One Year Ended               1/3/92* to              One Year Ended          Five Years Ended          Ten Years Ended
        10/31/96                   10/31/96                  10/31/96                 10/31/96                  10/31/96
        --------                   --------                  --------                 --------                  --------
          4.33%                     7.66%                     4.10%                     8.35%                    9.31%


                                                   World Bond Fund

Class A                    Class A                   Class B                   Class B                  Class B
Shares                     Shares                    Shares                    Shares                   Shares
One Year Ended             1/3/92* to                One Year Ended            Five Years Ended         12/17/86* to
10/31/96                   10/31/96                  10/31/96                  10/31/96                 10/31/96
--------                   --------                  --------                  --------                 --------
0.71%                      3.62%                    (0.22%)                    4.15%                    8.69%

*  Commencement of operations.

Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     n _____
T = \ /ERV/P - 1

Where:
      P =     a hypothetical initial investment of $1,000.

      T =     average annual total return.

      n =     number of years.

      ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 years, and life-of-fund periods.

The result of the foregoing calculation is an average and is not the same as the actual year-to-year results.

Because each share of each Fund has its own sales charge and fee structure, the classes of each Fund have different performance results. This calculation assumes that the maximum sales charge for Class A shares of 5% for Global Fund and 4.50% for World Bond Fund is included in the initial investment or, for Class B shares, the applicable CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the maximum offering price and net asset value at the end of the period. Excluding a Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Funds' sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Funds' sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

                                 World Bond Fund

Yield. Yield is determined separately for Class A and Class B shares. The yields for the Class A and Class B shares of the World Bond Fund for the thirty days ended October 31, 1996 were 5.72% and 5.35%, respectively.

Yield is computed by dividing the net investment income per share earned during a specified 30 day period by the maximum offering price per share on the last day of such period, according to the following formula:


                        Yield = 2 ([(a - b) + 1] 6 - 1)
                                      ---
                                      cd

Where:
      a=     dividends and interest earned during the period

      b=     net expenses accrued for the period

      c= the average daily number of share outstanding during the period that were entitled to receive dividends

      d=     the maximum offering price per share on the last day of the period.

While the foregoing formula reflects the standard accounting method for calculating yield, it does not reflect the Fund's actual bookkeeping; as a result, the income reported or paid by the Fund may be different.

To calculate interest earned (for the purpose of "a" above) on debt obligations, World Bond Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of last business day of the period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio.

To calculate interest earned (for the purpose of "a" above) on foreign debt obligations, the Fund computes the yield to maturity of each obligation based on the local foreign currency market value of the obligation (including actual accrued interest) at the beginning of the period, or, with respect to obligations purchased during the period, the purchase price plus accrued interest. The yield to maturity is then divided by 360 and the quotient is multiplied by the current market value of the obligation (including actual accrued interest in local currency denomination), then converted to U.S. dollars using exchange rates from the close of the last business day of the period to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio. Applicable foreign withholding taxes, net of reclaim, are included in the "b" expense component.

Solely for the purpose of computing yield, the Fund recognizes dividend income by accruing 1/360 of the stated dividend rate of a security each day that a security is in the portfolio.

Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

All accrued expenses are taken to account as described later herein.

From time to time, in reports and promotional literature, the Funds' total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as Russell and Wilshire indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Funds' promotional and sales literature may make reference to the Funds' "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Funds for any period in the future. The performance of any Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales, and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Funds' performances.

BROKERAGE ALLOCATION

Each Advisory Agreement authorizes the Adviser (subject to the control of the Board of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities. It directs the Adviser to use its best efforts to obtain the best overall terms for the Funds, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.

The Sub-Advisory Agreement between the Adviser and JH Advisers International authorizes JH Advisers International (subject to the control of the Trustees of the Trust) to provide the Global Fund with a continuing and suitable investment program with respect to investments by the Fund in countries other than the United States and Canada.

To the extent that the execution and price offered by more than one dealer are comparable, the Adviser or JH Advisers International, as the case may be, may, in their discretion, decide to effect transactions in portfolio securities with dealers on the basis of the dealer's sales of shares of the Funds or with dealers who provide the Funds, the Adviser or JH Advisers International with services such as research and the provision of statistical or pricing information. In addition, the Funds may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to the Funds' portfolio transactions by such broker or dealer. Any such research services would be available for use on all investment advisory accounts of the Adviser or JH Advisers International. The Funds may from time to time allocate brokerage on the basis of sales of their shares. Review of compliance with these policies, including evaluation of the overall reasonableness of brokerage commissions paid, is made by the Trustees.

The Adviser places all orders for purchases and sales of portfolio securities of the Funds. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to them. The Adviser may use this research information in managing the Funds' assets, as well as assets of other clients.

Municipal securities, foreign debt securities and Government Securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The World Bond Fund (with respect to Government Securities in its portfolio) will primarily engage in transactions with these dealers or deal directly with the issuer. Prices paid to the dealer will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time.

During the fiscal years ended October 31, 1994, 1995 and 1996, the Trust paid $509,845, $525,839 and $706,944 in negotiated brokerage commissions on behalf of the Global Fund. During the fiscal years ended October 31, 1994, 1995 and 1996, the Trust paid $0, $24,400, and $0 in brokerage commissions on behalf of the World Bond Fund.

When a Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. The writing of calls and the purchase of puts and calls by a Fund will be subject to limitations established (and changed from time to time) by each of the Exchanges governing the maximum number of puts and calls covering the same underlying security which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different Exchanges, held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment companies and other investment advisory clients of the Adviser and its affiliates or JH Advisers International. An Exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid.

Municipal securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a municipal securities dealer will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Brokers"). The Trustees have established that any portfolio transaction for the Funds may be executed through Affiliated Brokers if, in the judgment of the Adviser or JH Advisers International, as the case may be, the use of Affiliated Brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Affiliated Brokers charges the Funds a commission rate consistent with those charged by Affiliated Brokers to comparable unaffiliated customers in similar transactions. Affiliated Brokers will not participate in commissions in brokerage given by a Fund to other brokers or dealers and neither will receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Affiliated Brokers will not receive any brokerage commissions for orders they execute for a Fund in the over-the-counter market. A Fund will in no event effect principal transactions with Affiliated Brokers in the over-the-counter securities in which Affiliated Brokers makes a market.

During the fiscal periods ended October 31, 1994, 1995 and 1996 no brokerage commissions were paid to Affiliated Brokers in connection with the portfolio transactions of either the Global Fund or the World Bond Fund.

Other investment advisory clients advised by the Adviser or JH Advisers International, as the case may be, may also invest in the same securities as a Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or JH Advisers International may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or JH Advisers International believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or JH Advisers International may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1996, Global Fund paid $20,720 and World Bond Fund paid $0.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way STE 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. Global Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder and of $21.50 for each Class B shareholder. The World Bond Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder. Each Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to each Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on each Fund's annual financial statements and reviews each Fund's annual Federal income tax return.

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS*

Moody's Bond Ratings

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities
 .
"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated 'Ca' represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

------------
*As described by the rating companies themselves.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond Ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," or "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

"CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

"CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

FINANCIAL STATEMENTS

                                     PART C.

                                OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

     (a) The financial statements listed below are included in and incorporated by reference into Part B of the Registration Statement from the 1996 Annual Report to Shareholders for the year ended October 31, 1996 (filed electronically on December 31, 1996, December 30, 1996 and December 27, 1996; accession numbers 0001005477-96-000702, 0001005477-96-000693 and 0000928816-96-000374 (File Nos.
811-4630 and 33-4559).

John Hancock Global Fund
John Hancock Short-Term Strategic Fund
John Hancock Special Opportunities Fund
John Hancock World Bond Fund
John Hancock International Fund
 Statement of Assets and Liabilities as of October 31, 1996.
 Statement of Operations for the year ended October 31, 1996.
 Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1996.
 Financial Highlights for each of the years ended October 31, 1996. Schedule of Investments as of October 31, 1996.
 Notes to Financial Statements.
 Report of Independent Auditors.

John Hancock Growth Fund
 Statement of Assets and Liabilities as of October 31, 1996.
 Statement of Operations for the period from January 1, 1996 to
   October 31, 1996.
 Statement of Changes in Net Assets for each of the periods indicated therein. Financial Highlights for each of the periods indicated therein.
 Schedule of Investments as of October 31, 1996.
 Notes to Financial Statements.
 Report of Independent Auditors.

     (b)     Exhibits:

        The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25.     Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26.     Number of Holders of Securities

     As of January 31, 1997 the number of record holders of shares of Registrant was as follows:

                     Title of Class                 Number of Record Holders
                     --------------                 ------------------------

                                                     Class A        Class B
                                                     -------        -------
John Hancock Global Fund                              17,133          5,021
John Hancock World Bond Fund                           3,418          5,408
John Hancock Short-Term Strategic Income Fund          4,585          5,890
John Hancock International Fund                        1,574          2,031
John Hancock Special Opportunities Fund               27,952         34,406
John Hancock Growth Fund                              34,902          4,009

Item 27.     Indemnification

     (a) Under Article VI of the Registrant's Master Trust Agreement each of its Trustees and Officers or person serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
(iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.


     Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of
Incorporation, Article 10.1 of the Registrant's By-Laws, The underwriting Agreement, the By-Laws of Distributors, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.     Business and other Connections of Investment Adviser

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

Item 29.     Principal Underwriters

(a) The Funds have two distributors (except Growth Fund, Special Opportunties Fund and International Fund, which have one, John Hancock Funds). One distributor, Freedom Distributors Corporation ("Freedom") also acts as co-distributor with Tucker Anthony Incorporated for two other registered investment companies: Freedom Group of Tax Exempt Funds and Freedom Mutual Fund. John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited-Term Government Fund, John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Investment Trust III and John Hancock Investment Trust IV.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


 Name and Principal                Positions and Offices with                Positions and Offices with
  Business Address                        Underwriter                                  Registrant
  ----------------                        -----------                                  ----------
Edward J. Boudreau, Jr.                Director, Chairman, President            Chairman
101 Huntington Avenue                  and Chief Executive Officer
Boston, Massachusetts

Robert H. Watts                        Director, Executive  Vice President      None
John Hancock Place                     and Chief Compliance Officer
P.O. Box 111
Boston, Massachusetts

James V. Bowhers                       Executive Vice President                 None
101 Huntington Avenue
Boston, Massachusetts

Foster L. Aborn                        Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Allesandro                  Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Robert G. Freedman                     Director                                 Vice Chairman and Chief
101 Huntington Avenue                                                           Investment Officer
Boston, Massachusetts

Stephen M. Blair                       Executive Vice President                 None
101 Huntington Avenue
Boston, Massachusetts

David A. King                          Director                                 None
101 Huntington Avenue
Boston, Massachusetts

James W. McLaughlin                    Senior Vice President and Chief          None
101 Huntington Avenue                  Financial Officer
Boston, Massachusetts


 Name and Principal                Positions and Offices with                Positions and Offices with
  Business Address                        Underwriter                                  Registrant
  ----------------                        -----------                                  ----------
James B. Little                        Senior Vice President                    Senior Vice President and
101 Huntington Avenue                                                           Chief Financial Officer
Boston, Massachusetts

William S. Nichols                     Senior Vice President                    None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                      Senior Vice President                    None
6501 Americas Parkway
Albuquerque, New Mexico

Anthony P. Petrucci                    Senior Vice President                    None
101 Huntington Avenue
Boston, Massachusetts

John A. Morin                          Vice President and Secretary             Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                        Vice President                           Vice President and Secretary
101 Huntington Avenue
Boston, Massachusetts

Keith Harstein                         Senior Vice President                    None
101 Huntington Avenue
Boston, Massachuetts

Griselda Lyman                         Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                            Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Christopher M. Meyer                   Second Vice President                    None
101 Huntington Avenue                  and Treasurer
Boston, Massachusetts

Stephen L. Brown                       Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


 Name and Principal                Positions and Offices with                Positions and Offices with
  Business Address                        Underwriter                                  Registrant
  ----------------                        -----------                                  ----------
Thomas E. Moloney                      Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                    Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                    Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard O. Hansen                      Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                       Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                    Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

     (b) The name of each director and officer of Freedom, together with the offices held by such person with Freedom and the Registrant, are set forth below.


 Name and Principal                Positions and Offices with                Positions and Offices with
  Business Address                        Underwriter                                  Registrant
  ----------------                        -----------                                  ----------
John J. Danello                        President, Director                      None
One Beacon Street                      and Clerk
Boston, Massachusetts

Thomas J. Brown                        Treasurer and Director                   None
One Beacon Street
Boston, Massachusetts

Dexter A. Dodge                        Vice President                           None
One Beacon Street
Boston, Massachusetts

     (b) Subadviser

     Registrant's subadviser, John Hancock Advisers International Limited ("JHAIL"), 34 Dover Street, WIX 3RA, London, England, also acts as investment adviser, to other Investment Company clients. Information pertaining to the officers and directors of JHAIL and their affiliations is set forth in the Form ADV of JHAIL (File No. 801 - 29498) which is hereby incorporated by reference.

     (c) None.

Item 30.     Location of Accounts and Records

Registrant  maintains  the records  required to be  maintained by it under Rules
31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 31.     Management Services

     Not applicable.

Item 32.     Undertakings

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 24th day of February, 1997.

                                                  FREEDOM INVESTMENT TRUST II

                                                  By:           *
                                                  ----------------------------
                                                  Edward J. Boudreau, Jr.
                                                  Chairman

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                       Title                                 Date
     ---------                       -----                                 ----

        *                     Chairman
-----------------------       (Principal Executive Officer)
Edward J. Boudreau, Jr.


/s/ James B. Little           Senior Vice President and Chief         February 24, 1997
-----------------------       Financial Officer (Principal
James B. Little               Financial and Accounting Officer)

        *
-----------------------       Trustee
Dennis S. Aronowitz

        *
-----------------------       Trustee
Richard P. Chapman, Jr.

        *
-----------------------       Trustee
William J. Cosgrove

        *
-----------------------       Trustee
Douglas M. Costle

        *
-----------------------       Trustee
Leland O. Erdahl

        *
-----------------------       Trustee
Richard A. Farrell

        *
-----------------------       Trustee
Gail D. Fosler


                                      C-9

     Signature                       Title                             Date
     ---------                       -----                             ----

        *
-----------------------       Trustee
William F. Glavin

        *
-----------------------       Trustee
Anne C. Hodsdon

        *
-----------------------       Trustee
John A. Moore

        *
-----------------------       Trustee
Patti McGill Peterson

        *
-----------------------       Trustee
John W. Pratt

        *
-----------------------       Trustee
Richard S. Scipione

        *
-----------------------       Trustee
Edward J. Spellman


*By:  /s/Susan S. Newton                                              February 24, 1997
      -------------------
      Susan S. Newton
      Attorney-in-Fact under
      Powers of Attorney dated
      May 21, 1996 and August
      27, 1996.

                                  EXHIBIT INDEX

Exhibit No.                            Description

   99.B1 Master Trust Agreement (Agreement and Declaration of Trust) amended and restated dated September 10, 1991; Amendment No. 1 to the Master Trust Agreement dated June 25, 1992; Amendment to the Master Trust Agreement dated August 3, 1993; Amendment to the Master Trust Agreement dated October 15, 1993; Amendment to the Master Trust Agreement dated December 13, 1993.*

  99.B1.1 Amendment to the Master Trust Agreement Abolition of Class C Shares of Beneficial Interest of John Hancock Global Fund and John Hancock Special Opportunities Fund dated May 1, 1995.**

  99.B1.2        Amended and Restated Declaration of Trust dated
                 July 1, 1996.****

  99.B1.3        Amended and Restated Master Trust Agreement dated
                 May 21, 1996.+

   99.B2         Amended and Restated By-laws dated December 3, 1996.+

   99.B3         None.

   99.B4         Specimen share certificate for International Fund (Classes A ,
                 B and  C).*

  99.B4.1 Specimen share certificate for Global Fund (Classes A, B and C).*

  99.B4.2 Specimen share certificate for Global Income Fund (Classes A and B).*

  99.B4.3 Specimen share certificate for Special Opportunities Fund (Classes A, B and C).*

  99.B4.4 Specimen share certificate for Short-Term Strategic Income Fund (Classes A and B).*

  99.B4.5        Designation of Classes dated December 13, 1993.*

  99.B4.6        Designation of Classes dated September 7, 1993.*

  99.B4.7        Designation of Classes dated December 14, 1992.*

   99.B5         Advisory Agreement restated January 1, 1994.*

  99.B5.1 Sub-Advisory Agreement with John Hancock Advisers International Limited dated October 1, 1992 for International Fund.*

  99.B5.2 Sub-Advisory Agreement with John Hancock Advisers International Limited for Global Fund.*

  99.B5.3 Investment Management Contract between John Hancock Growth Fund and John Hancock Advisers, Inc.****

  99.B5.4 Investment Management Contract between John Hancock World Bond Fund and John Hancock Advisers, Inc.****

  99.B5.5 Investment Management Contract between John Hancock Short-Term Strategic Income Fund and John Hancock Advisers, Inc.****

  99.B5.6 Investment Management Contract between John Hancock Special Opportunities Fund and John Hancock Advisers, Inc.****

  99.B5.7 Investment Management Contract between John Hancock International Fund and John Hancock Advisers, Inc.****

  99.B5.8 Investment Management Contract between John Hancock Global Fund and John Hancock Advisers, Inc.****

   99.B6 Distribution Agreement between Freedom Distributors Corporation and the Registrant.+

  99.B6.1 Distribution Agreement between John Hancock Funds, Inc. and the Registrant.+

  99.B6.2 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers. *

  99.B6.3        Form of Financial Institution Sales & Service Agreement.*

  99.B6.4        Amendment to Distribution Agreement dated July 1, 1996.****

   99.B7         None.

   99.B8 Custodian Contract with State Street Bank and Trust Company dated July 15, 1994.*

  99.B8.1 Custodian Contract with Investors Bank and Trust Company Bank, dated December 15, 1994.*

   99.B9 Transfer Agency and Service Agreement with John Hancock Fund Services, Inc.*

   99.B9.1 Accounting & Legal Services Agreement between John Hancock Advisers, Inc. and John Hancock Growth Fund as of January 1, 1996.*

   99.B9.2 Amendment to Transfer Agency and Service Agreement dated July 1, 1996.***

   99.B10        None.

   99.B11        Consents of Auditors.+

  99.B11.1       Consent of Morningstar Mutual Fund Values.*

   99.B12        Not Applicable

   13.B13        None.

   99.B15 Plan of Distribution pursuant to Rule 12b-1 as amended and restated January 1, 1994.*

  99.B15.1 Class A Distribution Plan between John Hancock Growth Fund and John Hancock Funds, Inc. dated July 1, 1996.***

  99.B15.2 Class B Distribution Plan between John Hancock Growth Fund and John Hancock Funds, Inc. dated July 1, 1996.***

   99.B16        Working papers showing yield and total return.*

  99.B16.1 Working papers showing yield and total return for John Hancock Growth Fund.***

   27.1A         John Hancock Global Fund+
   27.1B         John Hancock Global Fund+
   27.2A         John Hancock Short-Term Strategic Fund+
   27.2B         John Hancock Short-Term Strategic Fund+
   27.3A         John Hancock International Fund+
   27.3B         John Hancock International Fund+
   27.4A         John Hancock Special Opportunities Fund+
   27.4B         John Hancock Special Opportunities Fund+
   27.5A         John Hancock World Bond Fund+
   27.5B         John Hancock World Bond Fund+
   27.6A         John Hancock Growth Fund+
   27.6B         John Hancock Growth Fund+


* Previously filed electronically with post-effective amendment number 28 (file nos. 811-4630; 33-4559) on February 27, 1995, accession number 0000950146-95-000057.

** Previously filed with post-effective amendment number 29 (file nos. 811-4630; 33-4559) on February 9, 1996, accession number
     0000950146-96-000307.

*** Previously filed with post-effective amendment number 44 (file nos. 811-1677; 2-29502) on April 26, 1995 accession number 0000950146-95-000180.

**** Previously filed with post-effective amendment number 16 (file nos.
     811-4630; 33-4559) on August 30, 1996, accession number
     0001010521-96-000151.

+    Filed herewith.